TABLE OF CONTENTS

TEMPLETON VARIABLE PRODUCTS SERIES FUND
ANNUAL REPORT

 Letter to Contract Owners .........................         2
 Class 1 Portfolio Reports
  Templeton Asset Allocation Fund ..................      TA-1
  Templeton Bond Fund ..............................      TB-1
  Templeton Developing Markets Fund ................      TD-1
  Templeton International Fund .....................      TI-1
  Templeton Stock Fund .............................      TS-1
 REPORT OF SPECIAL MEETING OF SHAREHOLDERS .........       R-1

PLEASE NOTE:
Templeton Variable Products Series Fund ("the Fund") currently consists of 10 separate investment portfolios, all of which offer Class 1 and Class 2 shares, with the exception of Franklin S&P 500 Index Fund, which also offers Class 3 shares. Only the portfolios and classes listed in the above Table of Contents are currently available under your insurance contract. Please consult prospectuses for your insurance contract and the Fund for further information. Please retain this document with your current prospectus for reference.


TIP A99 2/00 PHOENIX TIP

LETTER TO CONTRACT OWNERS

Dear Contract Owner:

We are pleased to bring you this annual report of Templeton Variable Products Series Fund for the 12 months ended December 31, 1999. The period was a challenging one for investors forced to deal with diverse factors, ranging from currency devaluations to the introduction of the euro, and from rising interest rates to the enormous impact of the Internet upon global economies.

The U.S. economy barreled along, enjoying strong growth for the ninth consecutive year. Inflation remained benign, and domestic stock indexes, led by large-capitalization, blue-chip, technology and Internet-related stocks, hit record highs. On March 29, 1999, the Dow Jones/R/ Industrial Average broke through the 10000 barrier for the first time and went on to close at 11484 on December 31--up 27.18% for the year./1/ The Standard & Poor's/R/ 500 Index, representing 500 large companies, rose 21.04%./2/ Small cap stocks also performed well, and the Russell 2000/R/ Index rose 21.26% for the period./3/ Even value stocks, after underperforming growth stocks for two years, appeared to return to life in April and May. But the big news was made by
Internet-related shares, as the Nasdaq/R/ Composite Index, comprising many high-technology and Internet companies, posted a return of 85.87% for the fiscal year./4/

European securities markets produced mixed results during the reporting period. Although some European economies began to grow due to increasing Asian demand, the trend did not exert a positive influence on all European securities. The stock markets of France, Germany, Norway and Sweden each rose significantly during the period, while those of Belgium, Ireland and Switzerland each fell in U.S. dollar terms.


1. Source: Standard & Poor's Micropal (Dow Jones). Total return measured by Wilshire & Associates, Inc.

2. Source: Standard & Poor's Micropal (S&P 500).

3. Source: Standard & Poor's Micropal (Frank Russell).

4. Source: Standard & Poor's Micropal (Nasdaq).

Equity markets in many emerging market countries experienced significant volatility throughout the period and surged as investors poured money into many Asian and South American stocks. As measured in U.S. dollars, Hong Kong's, Indonesia's and South Korea's equity indexes each rose more than 68%, while Mexico's Bolsa Index climbed 90.39% and Brazil's Bovespa Index appreciated 76.63%./5/

As stock markets in emerging markets rebounded, so did their bond markets, and the J.P. Morgan Emerging Markets Bond Index Plus, which tracks the performance of bond markets in developing nations, increased 26.00% during 1999./6/ However, most other bond markets performed poorly, and the Salomon Brothers World Government Bond Index, representative of government bonds in developed countries, posted a one-year total return of only -4.27%./7/ U.S. Treasury securities, as measured by the 30-year Treasury bond, fell in value, and most European government bond prices were also down, as measured in local currency terms.

Of course, it is important to remember that securities markets always have, and always will, fluctuate. And no one knows when they will drop, or when they will soar to new heights. But prudent investors realize that good years can be mixed with bad years, and that long-term results matter more than short-term volatility. That is why we urge you to focus not on short-term market movements, but on your long-term investment goals.

As always, we appreciate your participation in Templeton Variable Products Series Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Charles E. Johnson

Charles E. Johnson
President
Templeton Variable Products Series Fund


5. Sources: Mexico Bolsa Index and Brazil Bovespa Index.
6. Source: Standard & Poor's Micropal (J.P. Morgan).
7. Source: Standard & Poor's Micropal (Salomon Bros.).

Total returns measured in U.S. dollars. Indexes are unmanaged and include reinvested dividends and/or interest. One cannot invest directly in an index, nor is an index representative of the Funds' portfolios.

TEMPLETON ASSET ALLOCATION FUND


--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON ASSET ALLOCATION FUND
SEEKS A HIGH LEVEL OF TOTAL RETURN THROUGH A FLEXIBLE POLICY OF INVESTING IN STOCKS OF COMPANIES IN ANY NATION, DEBT OBLIGATIONS OF COMPANIES AND
GOVERNMENTS OF ANY NATION, AND MONEY MARKET INSTRUMENTS. THE FUND'S ASSETS ARE ALLOCATED AMONG DIFFERENT INVESTMENTS AMONG THESE THREE MARKET SEGMENTS DEPENDING UPON WORLDWIDE MARKET AND ECONOMIC CONDITIONS.
--------------------------------------------------------------------------------

During the 12 months under review, the U.S. economy continued to experience solid growth without stirring up inflation. For example, data from the U.S. Commerce Department shows the economy grew at a robust rate of 5.7% in the third quarter of 1999, while the Consumer Price Index (CPI), a commonly used measure of inflation, increased by only 1.7%. However, this did not deter the Federal Reserve Board (the Fed) from keeping a watchful eye on the pace of private consumption being boosted by stock market and housing gains.


]This chart shows in pie format the asset allocation of Templeton Asset Allocation Fund, based on total net assets as of 12/31/99.]

Stocks                                              87.3%
Fixed-Income Securities                              9.6%
Short-Term Investments & Other Net Assets            3.1%

Concerned about the possibility of future inflation, the Fed raised short-term interest rates three times during the year. By the end of the reporting period, the 30-year Treasury bond was yielding over 6.4%, its highest level in two years, resulting in a 19.9% drop in price for such bonds during the year. Global bond markets also generally performed poorly, with the J.P. Morgan Global Government Bond Index declining 5.08% in U.S. dollar terms, while the J.P. Morgan U.S. Government Bond Index fell 2.88%, during the 12 months under review./1/

For domestic stocks, 1999 turned out to be an astonishing year. The technology-laden Nasdaq Index rose 85.87%, the Dow Jones Industrial Average climbed 27.18% and Standard & Poor's 500 Index was up 21.04%. Much of this strong performance occurred during the final two months of the year and was concentrated in a relatively small number of technology and telecommunications companies. Despite the market's high valuations, we did manage to uncover what we felt were some undervalued U.S. technology companies, including Hewlett-Packard Co. and Compaq Computer Corp.



1. Source: J.P. Morgan Global Government Bond Index and J.P. Morgan U.S. Government Bond Index. Return includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

[This chart shows in pie format the geographic distribution of the Templeton Asset Allocation Fund, based on total net assets as of 12/31/99.]

Europe                                               37.3%
Asia                                                 18.5%
North America                                        15.3%
Latin America                                        10.0%
Australia & New Zealand                               3.3%
Middle East & Africa                                  2.9%
Fixed-Income Securities                               9.6%
Short-Term Investments & Other Net Assets             3.1%


In Europe, the Bloomberg/R/ European 500 Index, a measure of European large-company stock performance, rose 36.88% in local currency terms, but only 17.88% in U.S. dollar terms, due to the euro's weakness.2 At the same time, the single European currency stimulated a massive increase in merger and acquisition activity to $1.5 trillion. By the end of the reporting period, economic growth appeared to be accelerating in "Euroland," with polls indicating 3% gross domestic product growth in 2000, compared with 2% in 1999. This growth could be spurred even further by exports because a weak euro could help sales. However, even though such activity could lead to improved corporate profitability, many European companies may find themselves operating in a more competitive environment as European markets continue to be deregulated and the euro leads to price transparency across borders. At the fiscal year ended December 31, 1999, our largest European position was in the United Kingdom, where we initiated positions in British Airways PLC, J. Sainsbury PLC and Storehouse. We also anticipate benefits from restructuring in such Fund holdings as Koninklijke Philips Electronics NV, Akzo Nobel NV and Aventis SA.

During the reporting period, most Latin American equity markets rebounded strongly, with the Mexico Bolsa Index and Brazil Bovespa Index up 87.84% and 69.20%, respectively, in U.S. dollar terms.3 Mexico's economy benefited from increasing oil prices, as well as a robust U.S. economy, while lower interest rates in Brazil helped its economy and stimulated investments in Brazilian stocks. Believing that the primary risk for the region is higher U.S. interest rates, which could hamper liquidity in Latin American equity markets, we seized the opportunity to take profits on our holdings of Banco Bradesco SA and Telefonos de Mexico SA (Telmex) during the period.



2. Source: Bloomberg. Return measures price appreciation only and does not include reinvested dividends.
3. Source: Mexico Bolsa Index and Brazil Bovespa Index. Returns include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Finally, in Japan, the Nikkei 225 Index performed strongly in 1999, rising 54.5% in U.S. dollar terms.4 This increase in equities was driven in large part by restructuring, desperately needed consolidation in Japan's banking sector, and the perception that Japan's economy had finally bottomed out. The Fund's best performing securities included such Japanese companies as Sony Corp., Nippon Telegraph & Telephone Corp., and Nomura Securities Co. Ltd. However, the near term effects of corporate downsizing and continuing strength of the yen could act as a drag on economic recovery and hinder the profitability of Japanese companies dealing in exports. Therefore, we intend to concentrate on retailers like Best Denki Co. Ltd. and Laox, as well as companies focused on the domestic economy, such as Makita and Seino Transport, which we believe have the brightest outlook for growth.

In Europe, bond yields trended higher and bond prices slumped as deregulation, restructuring, and economic expansion took hold in much of the region. The EMU Government Bond Index fell 16.84% in U.S. dollar terms, and the United Kingdom Government Bond Index dropped following the Bank of England's interest rate increases in the second half of 1999. Most other European country bond prices also dropped significantly in U.S. dollar terms during the year.5

Most Asian bonds provided dismal returns in 1999. However, Japanese bonds bucked the trend, returning 15.72% thanks to investor expectations of an economic recovery, stable interest rates, and a stronger yen.5 Elsewhere in the Pacific Rim, the dollar-bloc countries (Australia and New Zealand) experienced vigorous economic growth and, despite plummeting bond prices in the second half of the reporting period, remained slightly ahead of the dismal U.S. and European bond markets.

On the positive side, Latin America provided a different picture. Despite troubling economic developments in Ecuador and Brazil during the summer, Latin American bonds, and emerging market debt in general, fared relatively well, and the J.P. Morgan Emerging Market Bond Index Plus rose 26.00% in 1999.6


4. Source: Nikkei 225 Index.
5. Source: J.P. Morgan Government Bond Monitor. Return includes reinvested interest.
6. Source: J.P. Morgan Emerging Market Bond Index Plus. Return includes reinvested interest.
One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[This chart lists the top 10 equity holdings, including industry and country, of Templeton Asset Allocation Fund, based on total net assets as of 12/31/99.]

  TOP 10 EQUITY HOLDINGS
  Templeton Asset Allocation Fund
  12/31/99

  COMPANY,                         % OF TOTAL
  INDUSTRY, COUNTRY                NET ASSETS
=============================================
   Sony Corp.,
   APPLIANCES & HOUSEHOLD
   DURABLES, JAPAN                      3.4%
   Nomura Securites Co. Ltd.  ,
   FINANCIAL SERVICES, JAPAN            2.6%
   Aventis SA,
   HEALTH & PERSONAL CARE,
   FRANCE                               2.4%
   Alcatel SA,
   ELECTRICAL & ELECTRONICS,
   FRANCE                               2.2%
   Nippon Telegraph &
   Telephone Corp.,
   TELECOMMUNICATIONS,
   JAPAN                                2.1%
   Merita AS,
   BANKING, FINLAND                     2.1%
   Teva Pharmaceutical
   Industries Ltd., ADR,
   HEALTH & PERSONAL CARE,
   ISRAEL                               2.0%
   AXA SA,
   FINANCIAL SERVICES, FRANCE           2.0%
   ING Groep NV,
   FINANCIAL SERVICES,
   NETHERLANDS                          1.9%
   Medeva PLC,
   HEALTH & PERSONAL CARE,
   UNITED KINGDOM                       1.9%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

During the reporting period, the majority of the Fund's bond position was in intermediate- and long-term bonds in developed industrial markets, with the remaining bond allocation in what we believed were the highest quality and most liquid bonds available in emerging markets.

Looking forward, we are optimistic about long-term prospects for global equity and debt markets. However, if inflation re-emerges and U.S. financial markets reach more extreme valuations, then the Fed may aggressively raise interest rates. If that happens, Latin American economies could suffer. In our opinion, Asian economies need to grow further if stock markets there are to maintain their recent luster, and we would not be surprised to see some setback in the region in 2000. Finally, in our opinion, the critical issue for global bonds and interest rates will be the balance between global growth and inflation. Since we believe the world's economic growth trend is clearly positive and expect global inflation may pick up slightly in the near term, we will monitor these conditions as we continue to search the globe for undervalued securities that may potentially benefit our shareholders.

It is important to remember that investments in foreign securities involve special risks including changes in currency values, market price swings, and economic, social and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in Templeton Asset Allocation Fund, welcome your comments or suggestions and look forward to continuing to serve you.

Sincerely,

/s/GARY R. CLEMONS

Gary R. Clemons
Portfolio Manager
Templeton Asset Allocation Fund

/s/THOMAS J. DICKSON

Thomas J. Dickson
Portfolio Manager
Templeton Asset Allocation Fund

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

TEMPLETON ASSET
ALLOCATION FUND
-- CLASS 1

   EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these charges, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (1/1/90 -- 12/31/99)

The graph below compares the performance of Templeton Asset Allocation Fund -- Class 1 and the unmanaged Morgan Stanley Capital International (MSCI/R/)
World Index and J.P. Morgan Global Government Bond Index, including reinvested dividends and/or interest, as well as the Consumer Price Index
(CPI). The Fund's total return represents the change in value of an investment over the period shown and assumes reinvestment of dividends and capital gains at net asset value. The MSCI World Index measures the performance of approximately 1,450 securities from 22 countries including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The J.P. Morgan Global Government Bond Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer, is an aggregate of government securities issued in 13 countries, and includes reinvested interest. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are J.P. Morgan and Standard & Poor's/R/ Micropal (U.S. Bureau of Labor Statistics).

[The following line graph compares the performance of the Templeton Asset Allocation Fund - Class 1 to that of the Morgan Stanley Capital International World Index, J.P. Morgan Global Government Bond Index, and the Consumer Price Index, based on a $10,000 investment from 1/1/90 - 12/31/99.]


                     TEMPLETON
                      ASSET                                 J.P. MORGAN
                    ALLOCATION                              GLOBAL GOVERNMENT
                  FUND - CLASS I           MSCI WORLD       BOND INDEX              CPI
                 -------------------------------------------------------------------------------
      01/01/1990       $10,000             $10,000            $10,000             $10,000
      01/31/1990        $9,750              $9,535             $9,851             $10,103
      02/28/1990        $9,768              $9,127             $9,744             $10,150
      03/31/1990        $9,908              $8,578             $9,685             $10,206
      04/30/1990        $9,564              $8,456             $9,647             $10,223
      05/31/1990       $10,155              $9,348             $9,955             $10,246
      06/30/1990       $10,234              $9,283            $10,135             $10,301
      07/31/1990       $10,384              $9,369            $10,433             $10,341
      08/31/1990        $9,625              $8,493            $10,352             $10,436
      09/30/1990        $8,849              $7,599            $10,449             $10,523
      10/31/1990        $8,770              $8,310            $10,861             $10,587
      11/30/1990        $9,025              $8,175            $11,053             $10,610
      12/31/1990        $9,202              $8,348            $11,176             $10,610
      01/31/1991        $9,643              $8,655            $11,429             $10,674
      02/28/1991       $10,261              $9,458            $11,440             $10,690
      03/31/1991       $10,137              $9,181            $11,083             $10,706
      04/30/1991       $10,255              $9,254            $11,217             $10,722
      05/31/1991       $10,538              $9,465            $11,226             $10,754
      06/30/1991       $10,091              $8,882            $11,076             $10,785
      07/31/1991       $10,674              $9,303            $11,310             $10,801
      08/31/1991       $10,920              $9,275            $11,546             $10,832
      09/30/1991       $11,012              $9,520            $11,967             $10,880
      10/31/1991       $11,094              $9,676            $12,085             $10,896
      11/30/1991       $10,820              $9,256            $12,282             $10,928
      12/31/1991       $11,750              $9,932            $12,902             $10,936
      01/31/1992       $11,650              $9,750            $12,650             $10,952
      02/29/1992       $11,969              $9,583            $12,613             $10,992
      03/31/1992       $11,824              $9,133            $12,496             $11,048
      04/30/1992       $12,125              $9,262            $12,600             $11,063
      05/31/1992       $12,633              $9,632            $12,958             $11,079
      06/30/1992       $12,596              $9,311            $13,311             $11,118
      07/31/1992       $12,746              $9,336            $13,605             $11,142
      08/31/1992       $12,596              $9,565            $13,967             $11,173
      09/30/1992       $12,549              $9,479            $13,953             $11,204
      10/31/1992       $12,455              $9,225            $13,605             $11,243
      11/30/1992       $12,549              $9,391            $13,363             $11,259
      12/31/1992       $12,699              $9,469            $13,490             $11,251
      01/31/1993       $12,869              $9,502            $13,718             $11,306
      02/28/1993       $13,170              $9,729            $13,939             $11,346
      03/31/1993       $13,443             $10,295            $14,154             $11,386
      04/30/1993       $13,704             $10,774            $14,411             $11,418
      05/31/1993       $13,936             $11,024            $14,503             $11,434
      06/30/1993       $14,052             $10,933            $14,515             $11,450
      07/31/1993       $14,275             $11,160            $14,521             $11,450
      08/31/1993       $14,952             $11,674            $14,951             $11,482
      09/30/1993       $14,962             $11,460            $15,109             $11,506
      10/31/1993       $15,465             $11,777            $15,101             $11,553
      11/30/1993       $15,165             $11,113            $14,991             $11,561
      12/31/1993       $16,017             $11,659            $15,144             $11,561
      01/31/1994       $16,791             $12,430            $15,287             $11,592
      02/28/1994       $16,162             $12,271            $15,119             $11,632
      03/31/1994       $15,453             $11,744            $15,050             $11,671
      04/30/1994       $15,592             $12,109            $15,038             $11,688
      05/31/1994       $15,701             $12,142            $14,914             $11,696
      06/30/1994       $15,275             $12,111            $15,091             $11,736
      07/31/1994       $15,889             $12,343            $15,233             $11,767
      08/31/1994       $16,335             $12,717            $15,194             $11,814
      09/30/1994       $15,998             $12,385            $15,269             $11,846
      10/31/1994       $16,166             $12,739            $15,497             $11,854
      11/30/1994       $15,651             $12,190            $15,302             $11,870
      12/31/1994       $15,542             $12,310            $15,338             $11,870
      01/31/1995       $15,374             $12,127            $15,648             $11,917
      02/28/1995       $15,720             $12,307            $16,051             $11,965
      03/31/1995       $15,964             $12,902            $16,868             $12,005
      04/30/1995       $16,483             $13,354            $17,137             $12,044
      05/31/1995       $17,093             $13,471            $17,615             $12,068
      06/30/1995       $17,398             $13,469            $17,725             $12,092
      07/31/1995       $18,049             $14,146            $17,809             $12,092
      08/31/1995       $17,896             $13,833            $17,314             $12,124
      09/30/1995       $18,486             $14,239            $17,704             $12,148
      10/31/1995       $18,120             $14,018            $17,877             $12,188
      11/30/1995       $18,679             $14,507            $18,076             $12,180
      12/31/1995       $19,045             $14,934            $18,300             $12,171
      01/31/1996       $19,534             $15,206            $18,112             $12,243
      02/29/1996       $19,696             $15,301            $18,007             $12,282
      03/31/1996       $19,879             $15,559            $17,979             $12,346
      04/30/1996       $20,362             $15,928            $17,913             $12,394
      05/31/1996       $20,641             $15,944            $17,931             $12,418
      06/30/1996       $20,609             $16,028            $18,088             $12,425
      07/31/1996       $20,072             $15,465            $18,420             $12,449
      08/31/1996       $20,566             $15,646            $18,497             $12,472
      09/30/1996       $20,974             $16,261            $18,599             $12,512
      10/31/1996       $21,232             $16,377            $18,968             $12,552
      11/30/1996       $22,488             $17,298            $19,239             $12,576
      12/31/1996       $22,639             $17,024            $19,105             $12,576
      01/31/1997       $23,498             $17,231            $18,627             $12,616
      02/28/1997       $23,731             $17,433            $18,498             $12,655
      03/31/1997       $23,485             $17,091            $18,358             $12,687
      04/30/1997       $23,742             $17,653            $18,254             $12,702
      05/31/1997       $25,088             $18,746            $18,685             $12,695
      06/30/1997       $26,106             $19,683            $18,897             $12,710
      07/31/1997       $27,639             $20,593            $18,828             $12,725
      08/31/1997       $26,340             $19,219            $18,805             $12,749
      09/30/1997       $28,166             $20,265            $19,222             $12,781
      10/31/1997       $26,048             $19,202            $19,630             $12,813
      11/30/1997       $26,129             $19,545            $19,394             $12,806
      12/31/1997       $26,153             $19,786            $19,373             $12,790
      01/31/1998       $26,001             $20,341            $19,568             $12,814
      02/28/1998       $27,557             $21,720            $19,713             $12,839
      03/31/1998       $29,205             $22,640            $19,564             $12,863
      04/30/1998       $29,750             $22,865            $19,865             $12,886
      05/31/1998       $28,895             $22,582            $19,951             $12,910
      06/30/1998       $28,548             $23,121            $20,006             $12,925
      07/31/1998       $29,031             $23,087            $20,061             $12,941
      08/31/1998       $23,790             $20,012            $20,615             $12,956
      09/30/1998       $23,331             $20,369            $21,691             $12,972
      10/31/1998       $26,033             $22,214            $22,177             $13,003
      11/30/1998       $27,557             $23,539            $21,927             $13,003
      12/31/1998       $27,829             $24,693            $22,340             $12,995
      01/31/1999       $28,486             $25,237            $22,156             $13,026
      02/28/1999       $27,073             $24,568            $21,416             $13,042
      03/31/1999       $28,514             $25,595            $21,469             $13,081
      04/30/1999       $30,914             $26,608            $21,463             $13,176
      05/31/1999       $29,714             $25,639            $21,086             $13,176
      06/30/1999       $30,884             $26,838            $20,733             $13,176
      07/31/1999       $31,148             $26,762            $21,188             $13,216
      08/31/1999       $31,192             $26,718            $21,243             $13,248
      09/30/1999       $30,680             $26,463            $21,549             $13,311
      10/31/1999       $30,680             $27,842            $21,522             $13,335
      11/30/1999       $31,909             $28,628            $21,266             $13,343
      12/31/1999       $34,191             $30,950            $21,205             $13,343





The historical performance figures shown pertain only to the Fund's Class 1 shares.


              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


 Templeton Asset Allocation Fund -- Class 1
 Periods ended 12/31/99
                                                                                                SINCE
                                                                                              INCEPTION
                                                    1-YEAR          5-YEAR        10-YEAR     (8/31/88)
 ----------------------------------------------------------------------------------------------------------
 Cumulative Total Return                             22.86%         119.99%        241.91%       298.06%
 Average Annual Total Return                         22.86%          17.08%         13.08%        12.94%
 Value of $10,000 Investment                    $   12,286     $    21,999     $   34,191     $  39,806
                                   12/31/95       12/31/96        12/31/97       12/31/98      12/31/99
--------------------------------------------------------------------------------------------------------
 One-Year Total Return             22.48%            18.93%          15.52%          6.41%        22.86%


TEMPLETON ASSET
ALLOCATION FUND
-- CLASS 1


   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Changes in issuers' financial strength may affect debt securities' values and, thus, impact the value of Fund shares. You may have a gain or loss when you sell your shares.


               Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Highlights


                                                                                 CLASS 1
                                                -------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                 1999/dagger/        1998           1997           1996           1995
                                                -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year                 $ 22.46         $ 22.35        $ 21.08        $ 18.72       $ 15.69
                                                -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .44             .69            .67            .63           .57
 Net realized and unrealized gains ..........         3.78             .75           2.44           2.76          2.87
                                                -------------------------------------------------------------------------
Total from investment operations ............         4.22            1.44           3.11           3.39          3.44
                                                -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (  .50)         (  .66)        (  .63)        (  .58)       (  .41)
 Net realized gains .........................       ( 2.81)         (  .67)        ( 1.21)        (  .45)           --
                                                -------------------------------------------------------------------------
Total distributions .........................       ( 3.31)         ( 1.33)        ( 1.84)        ( 1.03)       (  .41)
                                                -------------------------------------------------------------------------
Net asset value, end of year ................      $ 23.37         $ 22.46        $ 22.35        $ 21.08       $ 18.72
                                                =========================================================================
Total Return* ...............................        22.86%           6.41%         15.52%         18.93%        22.48%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $671,549        $692,163       $735,568       $556,027      $406,123
Ratios to average net assets:
 Expenses ...................................          .74%            .78%           .74%           .64%          .66%
 Net investment income ......................         2.06%           2.88%          3.32%          3.56%         3.73%
Portfolio turnover rate .....................        45.34%          43.18%         45.27%         57.50%        43.02%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. /dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Highlights (continued)


                                                                      CLASS 2
                                                ----------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                 1999/dagger//dagger/        1998       1997/dagger/
                                                ----------------------   -----------   -------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........          $ 22.38             $ 22.32     $ 20.40
                                                ----------------------------------------------------
Income from investment operations:
 Net investment income ......................              .36                 .63         .16
 Net realized and unrealized gains ..........             3.80                 .74        1.76
                                                ----------------------------------------------------
Total from investment operations ............             4.16                1.37        1.92
                                                ----------------------------------------------------
Less distributions from:
 Net investment income ......................           (  .46)             (  .64)         --
 Net realized gains .........................           ( 2.81)             (  .67)         --
                                                ----------------------------------------------------
Total distributions .........................           ( 3.27)             ( 1.31)         --
                                                ----------------------------------------------------
Net asset value, end of year ................          $ 23.27             $ 22.38     $ 22.32
                                                ====================================================
Total Return* ...............................            22.54%               6.10%       9.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............          $20,962             $15,763      $9,665
Ratios to average net assets:
 Expenses ...................................              .99%               1.03%       1.03%**
 Net investment income ......................             1.71%               2.61%       1.97%**
Portfolio turnover rate .....................            45.34%              43.18%      45.27%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999

                                                         COUNTRY          SHARES          VALUE
----------------------------------------------------------------------------------------------------
    COMMON STOCKS 81.5%
    AEROSPACE & MILITARY TECHNOLOGY 1.3%
    Rolls-Royce PLC .............................    United Kingdom     2,535,300     $  8,747,783
                                                                                      ------------
    APPLIANCES & HOUSEHOLD DURABLES 3.4%
    Sony Corp. ..................................         Japan            80,200       23,780,985
                                                                                      ------------
    AUTOMOBILES 4.6%
    Autoliv Inc. ................................        Sweden           246,900        7,221,825
    Autoliv Inc., SDR ...........................        Sweden           129,000        3,776,720
    Fiat SpA ....................................         Italy           236,170        6,740,581
    Ford Motor Co. ..............................     United States        84,000        4,488,750
    General Motors Corp. ........................     United States        40,000        2,907,500
    Volvo AB, B .................................        Sweden           260,000        6,725,456
                                                                                      ------------
                                                                                        31,860,832
                                                                                      ------------
    BANKING 4.2%
    Canadian Imperial Bank of Commerce ..........        Canada           140,000        3,340,480
    DNB Holding ASA .............................        Norway         2,178,900        8,947,864
    Foreningssparbanken AB, A ...................        Sweden           170,700        2,508,818
   *Merita AS ...................................        Finland        2,453,000       14,422,148
                                                                                      ------------
                                                                                        29,219,310
                                                                                      ------------
    BUILDING MATERIALS & COMPONENTS .4%
    Pioneer International Ltd. ..................       Australia         969,005        2,919,935
                                                                                      ------------
    BUSINESS & PUBLIC SERVICES 1.4%
    Kurita Water Industries Ltd. ................         Japan           432,000        6,865,665
    Laidlaw Inc. ................................        Canada           549,130        2,882,933
                                                                                      ------------
                                                                                         9,748,598
                                                                                      ------------
    CHEMICALS 1.6%
    Akzo Nobel NV ...............................      Netherlands        160,600        8,051,827
   *Celanese AG .................................        Germany           11,820          218,955
    DSM NV, Br. .................................      Netherlands         75,000        3,005,134
                                                                                      ------------
                                                                                        11,275,916
                                                                                      ------------
    DATA PROCESSING & REPRODUCTION 1.5%
    Compaq Computer Corp. .......................     United States       386,600       10,462,363
                                                                                      ------------
    ELECTRICAL & ELECTRONICS 4.3%
    Alcatel SA ..................................        France            65,119       14,947,279
    Koninklijke Philips Electronics NV ..........      Netherlands         56,856        7,727,333
    Motorola Inc. ...............................     United States        47,000        6,920,750
                                                                                      ------------
                                                                                        29,595,362
                                                                                      ------------
    ELECTRONIC COMPONENTS & INSTRUMENTS 2.0%
    Hewlett-Packard Co. .........................     United States        63,750        7,263,516
    Intel Corp. .................................     United States        83,500        6,873,094
                                                                                      ------------
                                                                                        14,136,610
                                                                                      ------------
    ENERGY SOURCES 4.0%
    Consol Energy ...............................     United States       584,000        5,913,000
   *Ranger Oil Ltd. .............................        Canada         1,153,490        3,604,656
   *Renaissance Energy Ltd. .....................        Canada           549,350        5,509,077
    Shell Transport & Trading Co. PLC ...........    United Kingdom     1,525,600       12,679,021
                                                                                      ------------
                                                                                        27,705,754
                                                                                      ------------
    FINANCIAL SERVICES 6.5%
    AXA SA ......................................        France            97,600       13,598,953
    ING Groep NV ................................      Netherlands        222,100       13,402,471
    Nomura Securities Co. Ltd. ..................         Japan         1,000,600       18,066,321
                                                                                      ------------
                                                                                        45,067,745
                                                                                      ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                               COUNTRY          SHARES          VALUE
---------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FOREST PRODUCTS & PAPER .8%
   *Asia Pulp & Paper Co. Ltd., ADR ...................       Indonesia         454,800      $ 3,581,550
    Assidoman AB ......................................        Sweden            90,000        1,465,608
    Assidoman AB, 144A ................................        Sweden            27,000          439,683
                                                                                             -----------
                                                                                               5,486,841
                                                                                             -----------
    HEALTH & PERSONAL CARE 7.5%
    Aetna Inc. ........................................     United States        16,700          932,069
    Aventis SA ........................................        France           290,472       16,873,295
    Medeva PLC ........................................    United Kingdom     4,572,675       13,006,300
    Ono Pharmaceutical Co. Ltd. .......................         Japan           247,000        6,623,086
    Teva Pharmaceutical Industries Ltd., ADR ..........        Israel           197,200       14,136,775
                                                                                             -----------
                                                                                              51,571,525
                                                                                             -----------
    INDUSTRIAL COMPONENTS .3%
    Madeco Manufacturera de Cobre SA, ADR .............         Chile           162,500        1,807,813
                                                                                             -----------
    INSURANCE 3.7%
    Allstate Corp. ....................................     United States        80,000        1,920,000
    Torchmark Corp. ...................................     United States        90,000        2,615,625
    XL Capital Ltd., A ................................        Bermuda          179,400        9,306,375
    Zurich Allied AG ..................................      Switzerland         20,400       11,631,523
                                                                                             -----------
                                                                                              25,473,523
                                                                                             -----------
    MERCHANDISING 3.6%
    Best Denki Co. Ltd. ...............................         Japan           557,000        5,232,862
    Dairy Farm International Holdings Ltd. ............       Hong Kong         900,000          810,000
    J. Sainsbury PLC ..................................    United Kingdom     1,670,700        9,396,118
    Marks & Spencer PLC ...............................    United Kingdom     1,232,600        5,861,508
    Sears, Roebuck & Co. ..............................     United States        42,000        1,278,375
    Storehouse ........................................    United Kingdom     3,079,116        2,226,844
                                                                                             -----------
                                                                                              24,805,707
                                                                                             -----------
    METALS & MINING 3.8%
    Anglogold Ltd., ADR ...............................     South Africa        229,700        5,900,419
    Barrick Gold Corp. ................................        Canada           375,400        6,685,490
    Corus Group PLC ...................................    United Kingdom     3,943,000       10,291,296
   *Kinross Gold Corp. ................................        Canada         1,727,800        3,202,506
                                                                                             -----------
                                                                                              26,079,711
                                                                                             -----------
    MISC MATERIALS & COMMODITIES .2%
    Agrium Inc. .......................................        Canada           217,000        1,708,875
                                                                                             -----------
    MULTI-INDUSTRY 4.8%
   *Alfa SA de CV, A ..................................        Mexico         1,150,000        5,401,055
    Cheung Kong Holdings Ltd. .........................       Hong Kong         600,000        7,622,049
    Swire Pacific Ltd., A .............................       Hong Kong       2,200,000       12,990,288
    Williams PLC ......................................    United Kingdom     1,581,900        7,234,961
                                                                                             -----------
                                                                                              33,248,353
                                                                                             -----------
    REAL ESTATE .1%
    New World Development Co. Ltd. ....................       Hong Kong         303,543          683,348
                                                                                             -----------
    RECREATION & OTHER CONSUMER GOODS .7%
    Mattel Inc. .......................................     United States       377,100        4,949,438
                                                                                             -----------
    TELECOMMUNICATIONS 12.1%
    AT&T Corp. ........................................     United States       181,500        9,211,125
    Korea Telecom Corp., ADR ..........................      South Korea         86,800        6,488,300
    Nippon Telegraph & Telephone Corp. ................         Japan               860       14,728,189
    Portugal Telecom SA ...............................       Portugal          380,500        4,171,595
    PT Indosat TBK, ADR ...............................       Indonesia         370,800        8,018,550
    Telecom Corp. of New Zealand Ltd. .................      New Zealand      1,772,000        8,332,811

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                          COUNTRY         SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (CONT.)
           TELECOMMUNICATIONS (CONT.)
           Telecom Italia SpA, di Risp .............................     Italy           1,200,000          $  7,313,802
           Telecomunicacoes de Sao Paulo SA ........................     Brazil         27,228,000               376,957
           Telefonica de Argentina SA, B, ADR ......................    Argentina          337,500            10,420,313
           Telefonica del Peru SA, B, ADR ..........................      Peru             225,400             3,014,725
           Telefonos de Mexico SA (Telmex), L, ADR .................     Mexico            101,800            11,452,500
           Telesp Celular Participacoes SA .........................     Brazil         22,228,000               210,406
                                                                                                            ------------
                                                                                                              83,739,273
                                                                                                            ------------
           TEXTILES & APPAREL
          *Fruit of the Loom Ltd. ..................................  United States        160,000               230,000
                                                                                                            ------------
           TRANSPORTATION 4.3%
           British Airways PLC ..................................... United Kingdom      1,808,900            11,781,222
          *Fritz Cos. Inc. .........................................  United States        350,000             3,675,000
           Great Eastern Shipping Co. Ltd. .........................      India              5,225                 2,372
           Mayne Nickless Ltd., A ..................................    Australia        1,730,400             4,464,508
           Peninsular & Oriental Steam Navigation Co. .............. United Kingdom        580,000             9,635,891
                                                                                                            ------------
                                                                                                              29,558,993
                                                                                                            ------------
           UTILITIES ELECTRICAL & GAS 4.4%
           Endesa SA, ADR ..........................................      Spain             88,000             1,776,500
           Endesa SA, Br. ..........................................      Spain            122,000             2,420,840
           Gener SA, ADR ...........................................      Chile            287,050             4,449,275
           Hong Kong Electric Holdings Ltd. ........................    Hong Kong        2,001,500             6,256,699
           Iberdrola SA, Br. .......................................      Spain             85,000             1,177,489
           Korea Electric Power Corp. ..............................   South Korea         196,000             6,075,914
           Veba AG .................................................     Germany           173,800             8,486,157
                                                                                                            ------------
                                                                                                              30,642,874
                                                                                                            ------------
           TOTAL COMMON STOCKS (COST $446,446,036)..................                                         564,507,467
                                                                                                            ------------
           PREFERRED STOCKS 5.8%
           Banco Bradesco SA, pfd. .................................     Brazil        767,000,000             6,016,269
          *Banco Bradesco SA, pfd., rts., 2/09/00 ..................     Brazil         49,804,449               197,674
           Cia Vale do Rio Doce, A, ADR, pfd. ......................     Brazil            371,400            10,279,546
           Embratel Participacoes SA, ADR, pfd. ....................     Brazil             77,300             2,106,425
           Moebel Walther AG, pfd. .................................     Germany            40,092               314,827
           News Corp. Ltd., pfd. ...................................    Australia          850,000             7,282,223
           Petroleo Brasileiro SA (Petrobras), pfd. ................     Brazil         36,000,000             9,166,897
           Telecomunicacoes de Sao Paulo SA, ADR, pfd. .............     Brazil            110,000             2,688,125
           Telecomunicacoes de Sao Paulo SA, pfd. ..................     Brazil         40,981,336               993,624
           Telesp Celular Participacoes SA, pfd. ...................     Brazil         40,981,336               725,936
                                                                                                            ------------
           TOTAL PREFERRED STOCKS (COST $32,117,807)................                                          39,771,546
                                                                                                            ------------
                                                                                        PRINCIPAL
                                                                                        AMOUNT**
                                                                                      ------------
           BONDS 9.6%
           Bonos Y Oblig del Estado, 3.25%, 1/31/05 ................      Spain          1,626,000   EUR       1,500,608
           Buoni Poliennali del Tesoro, 7.75%, 11/01/06 ............      Italy          5,685,153   EUR       6,484,726
  /dagger/ Essar Steel Ltd., Reg. S, FRN, 7.635%, 7/20/99 ..........      India            445,000               269,225
           Federal Republic of Germany:
            3.25%, 2/17/04 .........................................     Germany         2,331,000   EUR       2,217,888
            4.50%, 7/04/09 .........................................     Germany         4,160,000   EUR       3,928,400
           Government of Canada:
            8.75%, 12/01/05 ........................................     Canada            504,000   CAD         390,909
            7.00%, 12/01/06 ........................................     Canada            597,000   CAD         429,725
            6.00%, 6/01/08 .........................................     Canada          2,812,000   CAD       1,913,401
           Government of France, 3.50%, 7/12/04 ....................     France          7,620,000   EUR       7,255,992
           Government of Spain, 7.35%, 3/31/07 .....................      Spain          3,201,000   EUR       3,580,621
           Government of Netherlands, 5.75%, 2/15/07 ...............   Netherlands       3,484,000   EUR       3,606,061

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                        PRINCIPAL
                                                                       COUNTRY          AMOUNT**                   VALUE
--------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
Government of New Zealand, 7.00%, 7/15/09 .....................      New Zealand        3,614,000  NZD      $  1,847,604
International Bank for Recon/Dev., 5.25%, 3/20/02 .............         Japan         323,900,000  JPY         3,525,228
Kingdom of Belgium, 7.75%, 10/15/04 ...........................        Belgium          2,374,000  EUR         2,661,160
Kingdom of Denmark, 7.00%, 12/15/04 ...........................        Denmark         18,025,000  DKK         2,615,750
Kingdom of Sweden, 6.00%, 2/09/05 .............................        Sweden          22,400,000  SEK         2,695,190
New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 ..........       Australia         1,800,000  AUD         1,180,083
Queensland Treasury Corp., 6.50%, 6/14/05 .....................       Australia           725,000  AUD           465,729
Republic of Panama, 8.875%, 9/30/27 ...........................        Panama             960,000                808,800
Republic of Peru, FRN, 4.50%, 3/07/17 .........................         Peru            1,560,000              1,080,300
Republic of Turkey, 12.375%, 6/15/09 ..........................        Turkey           1,130,000              1,214,750
Republic of Venezuela, 144A, 9.125%, 6/18/07 ..................       Venezuela         1,540,000              1,208,900
U.S. Treasury Bond, 5.25%, 11/15/28 ...........................     United States       2,660,000              2,192,838
United Kingdom, 7.50%, 12/07/06 ...............................    United Kingdom       3,685,000  GBP         6,494,731
United Mexican States:
 9.75%, 2/06/01 ...............................................        Mexico           2,895,000              2,989,088
 6.25%, 12/31/19 ..............................................        Mexico           5,050,000              3,980,031
                                                                                                            ------------
TOTAL BONDS (COST $71,077,244).................................                                               66,537,738
                                                                                                            ------------
SHORT TERM INVESTMENT (COST $13,862,000) 2.0%
Chase Securities Inc., 5.00%, 1/03/00, Time Deposit ...........     United States      13,862,000             13,862,000
                                                                                                            ------------
TOTAL INVESTMENTS (COST $563,503,087) 98.9%....................                                              684,678,751
NET EQUITY IN FORWARD CONTRACTS ...............................                                                 (138,404)
OTHER ASSETS, LESS LIABILITIES 1.1% ...........................                                                7,970,491
                                                                                                            ------------
TOTAL NET ASSETS 100.0% .......................................                                             $692,510,838
                                                                                                            ============

CURRENCY ABBREVIATIONS:


AUD-Australian Dollar
CAD-Canadian Dollar
DKK-Danish Krone
EUR-European Unit
GBP-British Pound
JPY-Japanese Yen
NZD-New Zealand Dollar
SEK-Swedish Krone


*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED. /dagger/REPRESENTS BOND IN DEFAULT.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (cost $563,503,087).............................     $ 684,678,751
 Cash ...............................................................................               827
 Receivables:
  Investment securities sold ........................................................         6,056,177
  Fund shares sold ..................................................................            19,507
  Dividends and interest ............................................................         2,902,685
                                                                                          -------------
   Total assets .....................................................................       693,657,947
                                                                                          -------------
Liabilities:
 Payables:
  Fund shares redeemed ..............................................................           407,501
  To affiliates .....................................................................           407,962
 Unrealized loss on forward exchange contracts (Note 6) .............................           138,404
 Accrued expenses ...................................................................           193,242
                                                                                          -------------
   Total liabilities ................................................................         1,147,109
                                                                                          -------------
Net assets, at value ................................................................     $ 692,510,838
                                                                                          =============
Net assets consist of:
 Undistributed net investment income ................................................     $  11,558,951
 Net unrealized appreciation ........................................................       121,012,673
 Accumulated net realized gain ......................................................        90,365,268
 Beneficial shares ..................................................................       469,573,946
                                                                                          -------------
Net assets, at value ................................................................     $ 692,510,838
                                                                                          =============
CLASS 1:
 Net asset value per share ($671,549,182 /divided by/ 28,735,325 shares outstanding)      $       23.37
                                                                                          =============
CLASS 2:
 Net asset value per share ($20,961,656 /divided by/ 900,625 shares outstanding) ....     $       23.27
                                                                                          =============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment Income:
 (net of foreign taxes of $1,410,771)
 Dividends ...............................................................    $13,862,828
 Interest ................................................................      5,001,404
                                                                              -----------
   Total investment income ...............................................                     $ 18,864,232
Expenses:
 Management fees (Note 3) ................................................      4,072,911
 Administrative fees (Note 3) ............................................        650,654
 Distribution fees - Class 2 (Note 3) ....................................         40,932
 Custodian fees ..........................................................        186,300
 Reports to shareholders .................................................         49,100
 Professional fees .......................................................         50,300
 Trustees' fees and expenses .............................................          1,900
 Other ...................................................................          1,722
                                                                              -----------
   Total expenses ........................................................                        5,053,819
                                                                                               ------------
    Net investment income ................................................                       13,810,413
                                                                                               ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................     89,558,771
  Foreign currency transactions ..........................................       (768,331)
                                                                              -----------
   Net realized gain .....................................................                       88,790,440
 Net unrealized appreciation (depreciation) on:
  Investments ............................................................     36,610,311
  Translation of assets and liabilities denominated in foreign currencies        (185,188)
                                                                              -----------
   Net unrealized appreciation ...........................................                       36,425,123
                                                                                               ------------
Net realized and unrealized gain .........................................                      125,215,563
                                                                                               ------------
Net increase in net assets resulting from operations .....................                     $139,025,976
                                                                                               ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                                  1999               1998
                                                                                            -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................................    $  13,810,413      $  21,455,483
  Net realized gain from investments and foreign currency transactions ..................       88,790,440         78,748,336
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies .......................................       36,425,123        (56,540,967)
                                                                                            -----------------------------------
    Net increase in net assets resulting from operations ................................      139,025,976         43,662,852
 Distributions to shareholders from:
  Net investment income:
   Class 1 ..............................................................................      (14,822,362)       (21,506,765)
   Class 2 ..............................................................................         (310,147)          (313,012)
  Net realized gains:
   Class 1 ..............................................................................      (82,476,906)       (21,669,695)
   Class 2 ..............................................................................       (1,907,029)          (324,175)
 Fund share transactions (Note 2):
   Class 1 ..............................................................................      (58,852,355)       (43,165,375)
   Class 2 ..............................................................................        3,928,278          6,008,335
                                                                                            -----------------------------------
    Net decrease in net assets ..........................................................      (15,414,545)       (37,307,835)
Net assets:
 Beginning of year ......................................................................      707,925,383        745,233,218
                                                                                            -----------------------------------
 End of year ............................................................................    $ 692,510,838      $ 707,925,383
                                                                                            ===================================
Undistributed net investment income included in net assets:
 End of year ............................................................................    $  11,558,951      $  21,118,700
                                                                                            ===================================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Asset Allocation Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through a flexible policy of investing in stocks of companies in any nation, debt obligations of companies and governments of any nation, and money market instruments. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


d. INDEXED SECURITIES: (CONT.)
assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.


e. FOREIGN EXCHANGE CONTRACTS:


The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.


f. ACCOUNTING ESTIMATES:


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES


The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.


At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                                      YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------
                                                              1999                              1998
                                                -------------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
CLASS 1 SHARES:                                 -------------------------------------------------------------------
Shares sold ...................................       240,379    $    5,144,326       1,101,798    $   24,979,341
Shares issued on reinvestment of distributions      5,305,304        97,299,268       1,918,954        43,176,460
Shares redeemed ...............................    (7,631,687)     (161,295,949)     (5,108,135)     (111,321,176)
                                                -------------------------------------------------------------------
Net decrease ..................................    (2,086,004)   $  (58,852,355)     (2,087,383)   $  (43,165,375)
                                                ===================================================================


                                                                 YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------
                                                            1999                         1998
                                                ---------------------------------------------------------
                                                   SHARES         AMOUNT        SHARES         AMOUNT
CLASS 2 SHARES:                                 ---------------------------------------------------------
Shares sold ...................................    279,540    $  5,948,034      359,493    $  7,948,841
Shares issued on reinvestment of distributions     121,157       2,217,176       28,357         637,187
Shares redeemed ...............................   (204,412)     (4,236,932)    (116,620)     (2,577,693)
                                                ---------------------------------------------------------
Net increase ..................................    196,285    $  3,928,278      271,230    $  6,008,335
                                                =========================================================

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES


Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc.(FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.


The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:


ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------- ----------------------------------------------------
   0.65%    First $200 million
   0.585%   Over $200 million, up to and including $1.3 billion
   0.52%    Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:


ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------- ----------------------------------------------------
   0.15%    First $200 million
   0.135%   Over $200 million, up to and including $700 million
   0.10%    Over $700 millon, up to and including $1.2 billion
   0.075%   Over $1.2 billion

TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 0.78% and 1.03% of average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 2000. For the year ended December 31, 1999, no reimbursement was necessary under the agreement.


The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.


4. INCOME TAXES


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.


At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $563,506,349 was as follows:


  Unrealized appreciation .............   $ 180,541,743
  Unrealized depreciation .............     (59,369,341)
                                          -------------
  Net unrealized appreciation .........   $ 121,172,402
                                          =============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $296,644,396 and $433,439,832, respectively.


6. OFF-BALANCE SHEET RISK


The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

Notes to Financial Statements (continued)


6. OFF-BALANCE SHEET RISK (CONT.)
Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates, and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.


A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.


As of December 31, 1999, the Fund had the following forward exchange contracts outstanding:


                                                                          NET
                                           IN          SETTLEMENT     UNREALIZED
CONTRACTS TO SELL:                    EXCHANGE FOR        DATE           LOSS
------------------                 ------------------------------------------------
355,578,000 Japanese Yen ......... U.S.  $3,383,425      3/14/00   U.S. $(138,404)
                                                                   ----------------

7. CREDIT FACILITY


Certain Franklin Templeton Funds, including Templeton Asset Allocation Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.


8. SUBSEQUENT EVENT


On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton Global Asset Allocation Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON ASSET ALLOCATION FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of

Templeton Variable Products Series Fund


In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Asset Allocation Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.


/s/PRICEWATERHOUSECOOPERS LLP


Ft. Lauderdale, Florida
January 28, 2000 except for Note 8, as to which the date is February 8, 2000

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.


None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.


On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON ASSET ALLOCATION FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $78,840,235 as a capital gain dividend for the fiscal year ended December 31, 1999.


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 5.00% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON BOND FUND SEEKS HIGH, CURRENT INCOME. THE FUND SEEKS TO ACHIEVE ITS GOAL THROUGH A FLEXIBLE POLICY OF INVESTING PRIMARILY IN DEBT SECURITIES OF COMPANIES, GOVERNMENTS AND GOVERNMENT AGENCIES OF VARIOUS NATIONS THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------

During the year under review, a booming U.S. economy, renewed European economic growth, a strengthening of Asian economies (especially Japan's) and an upswing in many Latin American economies all contributed to concerns about inflation and rising interest rates. Global bond markets generally performed dismally, with the J.P. Morgan Global Government Bond Index declining 5.08% in U.S. dollar terms.1/


[This chart shows in pie format the geographic distribution of the Templeton Bond Fund, based on total net assets as of 12/31/99.]

Europe                                                        38.3%
North America                                        26.2%
Latin America                                                 14.1%
Australia & New Zealand                              5.9%
Asia                                                          5.0%
Short-Term Investments & Other Net Assets            10.5%

The overall decline in bond prices was led by the United States, whose economy expanded for a ninth consecutive year--the longest expansion in the nation's history. Although the Consumer Price Index (CPI), a commonly used measure of inflation, wasn't much above the five-year average, the U.S. Federal Reserve Board (the Fed) raised interest rates on three separate occasions in an effort to cool the buoyant economy. Despite the Fed's credit tightening, the economy, as measured by gross domestic product (GDP), continued at a blistering 5.7% annualized rate through the third quarter, increasing to 5.8% in the fourth. The 30-year Treasury bond posted a -12.98% total return for the year, and the J.P. Morgan U.S. Government Bond Index posted a return of -2.88%./1/

European bond markets also fell throughout most of the reporting period as deregulation, restructuring and economic expansion took hold in much of the region. In addition, the European Monetary Union's (EMU) new currency, the euro, plummeted 14% against the U.S. dollar over the course of the reporting period due to outperformance of U.S. economic growth and equity markets compared to European countries. As a result of slumping bond prices and the declining value of the euro, yields generally trended higher. The EMU Government Bond Index fell 16.89% in U.S. dollar terms, and the UK Bond Index plunged following the Bank of England's interest rate increases in the second half of 1999. German, Italian, Spanish, Danish and Swedish bond prices also fell significantly./1/



1. Source: J.P. Morgan Government Bond Index Monitor. The J.P. Morgan Global Government Bond Index tracks the performance of government securities in several countries. The J.P. Morgan U.S. Government Bond Index tracks the performance of U.S. government securities. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In Asia, many nations recovered from their economic woes of previous years, and the Japanese economy bounced back impressively after a decade in the doldrums. Though most foreign bonds offered dismal returns in 1999, Japan's bucked the trend, returning 5.01% in local currency terms, mostly as a result of investor expectations of an economic recovery, stable interest rates, and a stronger yen. For the year, the yen was up 29% against the euro and 10% against the U.S. dollar.

However, the Japanese bond market slid toward the end of the reporting period amid concerns surrounding the larger-than-expected magnitude of the government's fiscal package for the fourth quarter, coupled with the possibility that Moody's (an agency that assigns credit ratings to bonds) might downgrade Japanese government debt. Elsewhere in the Pacific Rim, the dollar-bloc countries (Australia and New Zealand) realized vigorous economic growth, and despite plummeting bond prices in the second half of the reporting period, they remained slightly ahead of abysmal U.S. and European results for the year.

Despite troubling economic developments in Ecuador and Brazil during the summer, Latin American economies generally continued to rally during the year. Thanks to its high level of trade and connections with the U.S., Mexico's performed best. Latin American bonds and emerging debt in general fared better than the U.S., and the J.P. Morgan Emerging Market Bond Index Plus rose 26.00% in 1999./2/

During the 12 months under review, we attempted to maximize the Fund's return by allocating about 75% of total net assets to intermediate- and long-term bonds in developed industrial markets, and about 15% to what we believed to be the highest quality and most liquid bonds available in emerging markets. In our opinion, this combination offered opportunity for higher long-term returns at the cost of modestly increased short-term volatility.



2. Source: J.P. Morgan Emerging Markets Bond Index Plus. The J.P. Morgan Emerging Markets Bond Index Plus tracks the performance of fixed income securities in several emerging markets. Indexes are unmanaged and include reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

On December 31, 1998, 43.4% of the portfolio was dedicated to North American issues. By the end of the year, we trimmed our position to just over 26% because we believed there would be better opportunities for total return in emerging markets and Europe. We also reduced the Fund's stake in the Pacific Rim dollar-bloc countries (Australia and New Zealand) by about 2.5% and initiated a 4.4% position in Japan. Our Latin American stake nearly doubled over the year, from 7.7% to 14.1% of total net assets, most of which was invested in Mexico. Most Latin bonds in the portfolio were U.S. dollar-denominated sovereign Eurobonds with fixed coupons, issued by countries with strong repayment capacity. The Fund's allocation to emerging markets added positively to its 1999 performance, and we expect this trend to continue into the first half of 2000. Although we anticipate emerging market bond prices to experience some volatility, we believe these positions may offer superior returns during the next two to five years.

Looking forward, the critical issue for global interest rates will continue to be the balance between global growth and inflation. Although U.S. economic growth is expected to decrease slightly to around 3.0% to 3.5% in 2000, we believe the trend in world economic growth is clearly positive, and global inflation may pick up slightly in the near future. Although this is not considered an ideal environment for high-quality bonds, the management team believes a diversified global fixed-income portfolio should still perform positively over the intermediate term.

 It is important to remember that the Fund may invest in lower-rated "junk bonds," which have higher credit risks. Foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social and political developments in the countries where the Fund is invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in the Templeton Bond Fund and welcome your comments or suggestions.

Sincerely,

Templeton Global Bond Managers
Portfolio Management Team
Templeton Bond Fund


This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (1/1/90 -- 12/31/99)

     The graph below compares the performance of Templeton Bond Fund -- Class 1 and the J.P. Morgan Global Government Bond Index, including reinvested interest, as well as the Consumer Price Index (CPI). The Fund's total return represents the change in value of an investment over the periods shown and assumes reinvestment of dividends and capital gains at net asset value. The J.P. Morgan Global Government Bond Index includes only actively traded, fixed-rate bonds with a remaining maturity of one year or longer. It is an aggregate of government securities issued in 13 countries and includes reinvested interest. The index is unhedged and expressed in terms of U.S. dollars. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The index sources are J.P. Morgan and Standard & Poor's Micropal (U.S. Bureau of Labor Statistics).




[The following line graph compares the performance of the Templeton Bond Fund - Class 1 to that of the J.P. Morgan Global Government Bond Index and the Consumer Price Index, based on a $10,000 investment from 1/1/90 - 12/31/99.]

                     Templeton        J.P. Morgan Global
                   Bond Fund -         Government Bond Index          CPI
                       Class I
                 -----------------------------------------------------------
      01/01/1990       $10,000             $10,000                  $10,000
      01/31/1990        $9,913              $9,851                  $10,103
      02/28/1990        $9,922              $9,744                  $10,150
      03/31/1990        $9,932              $9,685                  $10,206
      04/30/1990        $9,835              $9,647                  $10,223
      05/31/1990       $10,078              $9,955                  $10,246
      06/30/1990       $10,214             $10,135                  $10,301
      07/31/1990       $10,321             $10,433                  $10,341
      08/31/1990       $10,204             $10,352                  $10,436
      09/30/1990       $10,262             $10,449                  $10,523
      10/31/1990       $10,389             $10,861                  $10,587
      11/30/1990       $10,544             $11,053                  $10,610
      12/31/1990       $10,633             $11,176                  $10,610
      01/31/1991       $10,797             $11,429                  $10,674
      02/28/1991       $10,849             $11,440                  $10,690
      03/31/1991       $10,910             $11,083                  $10,706
      04/30/1991       $10,993             $11,217                  $10,722
      05/31/1991       $11,065             $11,226                  $10,754
      06/30/1991       $11,003             $11,076                  $10,785
      07/31/1991       $11,127             $11,310                  $10,801
      08/31/1991       $11,425             $11,546                  $10,832
      09/30/1991       $11,682             $11,967                  $10,880
      10/31/1991       $11,847             $12,085                  $10,896
      11/30/1991       $11,991             $12,282                  $10,928
      12/31/1991       $12,320             $12,902                  $10,936
      01/31/1992       $12,028             $12,650                  $10,952
      02/29/1992       $12,051             $12,613                  $10,992
      03/31/1992       $11,939             $12,496                  $11,048
      04/30/1992       $11,984             $12,600                  $11,063
      05/31/1992       $12,264             $12,958                  $11,079
      06/30/1992       $12,555             $13,311                  $11,118
      07/31/1992       $12,925             $13,605                  $11,142
      08/31/1992       $13,037             $13,967                  $11,173
      09/30/1992       $12,992             $13,953                  $11,204
      10/31/1992       $12,892             $13,605                  $11,243
      11/30/1992       $12,813             $13,363                  $11,259
      12/31/1992       $13,002             $13,490                  $11,251
      01/31/1993       $13,264             $13,718                  $11,306
      02/28/1993       $13,609             $13,939                  $11,346
      03/31/1993       $13,621             $14,154                  $11,386
      04/30/1993       $13,681             $14,411                  $11,418
      05/31/1993       $13,693             $14,503                  $11,434
      06/30/1993       $13,907             $14,515                  $11,450
      07/31/1993       $14,122             $14,521                  $11,450
      08/31/1993       $14,349             $14,951                  $11,482
      09/30/1993       $14,289             $15,109                  $11,506
      10/31/1993       $14,432             $15,101                  $11,553
      11/30/1993       $14,229             $14,991                  $11,561
      12/31/1993       $14,492             $15,144                  $11,561
      01/31/1994       $14,778             $15,287                  $11,592
      02/28/1994       $14,313             $15,119                  $11,632
      03/31/1994       $13,835             $15,050                  $11,671
      04/30/1994       $13,772             $15,038                  $11,688
      05/31/1994       $13,696             $14,914                  $11,696
      06/30/1994       $13,619             $15,091                  $11,736
      07/31/1994       $13,696             $15,233                  $11,767
      08/31/1994       $13,721             $15,194                  $11,814
      09/30/1994       $13,721             $15,269                  $11,846
      10/31/1994       $13,886             $15,497                  $11,854
      11/30/1994       $13,797             $15,302                  $11,870
      12/31/1994       $13,784             $15,338                  $11,870
      01/31/1995       $13,861             $15,648                  $11,917
      02/28/1995       $14,121             $16,051                  $11,965
      03/31/1995       $14,361             $16,868                  $12,005
      04/30/1995       $14,641             $17,137                  $12,044
      05/31/1995       $15,014             $17,615                  $12,068
      06/30/1995       $15,068             $17,725                  $12,092
      07/31/1995       $15,121             $17,809                  $12,092
      08/31/1995       $15,014             $17,314                  $12,124
      09/30/1995       $15,254             $17,704                  $12,148
      10/31/1995       $15,508             $17,877                  $12,188
      11/30/1995       $15,601             $18,076                  $12,180
      12/31/1995       $15,841             $18,300                  $12,171
      01/31/1996       $15,748             $18,112                  $12,243
      02/29/1996       $15,668             $18,007                  $12,282
      03/31/1996       $15,713             $17,979                  $12,346
      04/30/1996       $15,802             $17,913                  $12,394
      05/31/1996       $15,877             $17,931                  $12,418
      06/30/1996       $16,070             $18,088                  $12,425
      07/31/1996       $16,130             $18,420                  $12,449
      08/31/1996       $16,339             $18,497                  $12,472
      09/30/1996       $16,548             $18,599                  $12,512
      10/31/1996       $16,890             $18,968                  $12,552
      11/30/1996       $17,308             $19,239                  $12,576
      12/31/1996       $17,338             $19,105                  $12,576
      01/31/1997       $17,129             $18,627                  $12,616
      02/28/1997       $17,081             $18,498                  $12,655
      03/31/1997       $17,001             $18,358                  $12,687
      04/30/1997       $17,113             $18,254                  $12,702
      05/31/1997       $17,210             $18,685                  $12,695
      06/30/1997       $17,403             $18,897                  $12,710
      07/31/1997       $17,499             $18,828                  $12,725
      08/31/1997       $17,451             $18,805                  $12,749
      09/30/1997       $17,772             $19,222                  $12,781
      10/31/1997       $17,644             $19,630                  $12,813
      11/30/1997       $17,660             $19,394                  $12,806
      12/31/1997       $17,772             $19,373                  $12,790
      01/31/1998       $17,965             $19,568                  $12,814
      02/28/1998       $18,126             $19,713                  $12,839
      03/31/1998       $18,204             $19,564                  $12,863
      04/30/1998       $18,255             $19,865                  $12,886
      05/31/1998       $18,238             $19,951                  $12,910
      06/30/1998       $18,238             $20,006                  $12,925
      07/31/1998       $18,290             $20,061                  $12,941
      08/31/1998       $17,584             $20,615                  $12,956
      09/30/1998       $18,393             $21,691                  $12,972
      10/31/1998       $18,806             $22,177                  $13,003
      11/30/1998       $18,961             $21,927                  $13,003
      12/31/1998       $19,047             $22,340                  $12,995
      01/31/1999       $19,081             $22,156                  $13,026
      02/28/1999       $18,427             $21,416                  $13,042
      03/31/1999       $18,539             $21,469                  $13,081
      04/30/1999       $18,629             $21,463                  $13,176
      05/31/1999       $18,234             $21,086                  $13,176
      06/30/1999       $18,019             $20,733                  $13,176
      07/31/1999       $18,073             $21,188                  $13,216
      08/31/1999       $17,893             $21,243                  $13,248
      09/30/1999       $18,037             $21,549                  $13,311
      10/31/1999       $17,965             $21,522                  $13,335
      11/30/1999       $17,840             $21,266                  $13,343
      12/31/1999       $17,929             $21,205                  $13,343



The historical performance figures shown pertain only to the Fund's Class 1 shares.


TEMPLETON BOND FUND
-- CLASS 1

       AVERAGE ANNUAL TOTAL RETURN
       12/31/99
     1-Year                     -5.87%
     5-Year                      5.40%
     10-Year                     6.01%
     Since Inception
     (8/31/88)                   6.14%

     EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.


              Past performance does not guarantee future results.

TEMPLETON BOND FUND
-- CLASS 1

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Changes in issuers' financial strength may affect debt securities' values and, thus, impact the value of Fund shares. You may have a gain or loss when you sell your shares.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


                          Templeton Bond Fund -- Class 1
                              Periods ended 12/31/99
                                                                           SINCE
                                                                         INCEPTION
                                   1-YEAR       5-YEAR       10-YEAR     (8/31/88)
-----------------------------------------------------------------------------------
 Cumulative Total Return           -5.87%       30.07%        79.29%       96.68%
 Average Annual Total Return       -5.87%        5.40%         6.01%        6.14%
 Value of $10,000 Investment    $   9,413     $ 13,007     $  17,929     $ 19,668


              Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Financial Highlights


                                                                                         CLASS 1
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                           1999/dagger/        1998          1997          1996          1995
                                                          ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ....................      $ 11.07         $ 11.06     $  11.63      $  11.88      $  10.86
                                                          ---------------------------------------------------------------------
Income from investment operations:
  Net investment income ...............................          .59             .79          .80           .85           .80
  Net realized and unrealized gains (losses) ..........       ( 1.23)         (  .03)      (  .53)          .14           .76
                                                          ----------------------------------------------------------------------
Total from investment operations ......................       (  .64)            .76          .27           .99          1.56
                                                          ----------------------------------------------------------------------
Less distributions from net investment income .........       (  .44)         (  .75)      (  .84)       ( 1.24)       (  .54)
                                                          ----------------------------------------------------------------------
Net asset value, end of year ..........................      $  9.99         $ 11.07     $  11.06      $  11.63      $  11.88
                                                          ======================================================================
Total Return* .........................................       ( 5.87)%          7.17%        2.51%         9.45%        14.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................      $20,492         $30,207     $ 31,826      $ 34,046      $ 32,910
Ratios to average net assets:
  Expenses ............................................          .71%            .73%         .68%          .68%          .78%
  Net investment income ...............................         5.74%           6.83%        6.90%         7.35%         7.14%
Portfolio turnover rate ...............................        65.48%          89.86%      154.23%       141.19%       188.11%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. /dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Financial Highlights (continued)


                                                                    CLASS 2
                                                          --------------------------
                                                                  YEAR ENDED
                                                           DECEMBER 31, 1999/dagger/
                                                          --------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ....................           $  11.11
                                                                  --------
Income from investment operations:
  Net investment income ...............................                .53
  Net realized and unrealized loss ....................             ( 1.23)
                                                                  --------
Total from investment operations ......................             (  .70)
                                                                  --------
Less distributions from net investment income .........             (  .44)
                                                                  --------
Net asset value, end of year ..........................           $   9.97
                                                                  ========
Total Return* .........................................             ( 6.39)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................           $    520
Ratios to average net assets:
  Expenses ............................................                .86%**
  Net investment income ...............................               5.54%**
Portfolio turnover rate ...............................              65.48%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD JANUARY 19, 1999 (COMMENCEMENT OF SALES) TO DECEMBER 31, 1999. BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                      See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                PRINCIPAL
                                                                                 AMOUNT*                VALUE
-----------------------------------------------------------------------------------------------------------------
           LONG TERM SECURITIES 89.5%
           ARGENTINA 1.4%
           Republic of Argentina, 11.75%, 4/07/09 ........................    $   290,000           $   289,637
                                                                                                    -----------
           AUSTRALIA 3.5%
           New South Wales Treasury Corp., 144A, 7.00%, 4/01/04 ..........        800,000  AUD          524,481
           Queensland Treasury Corp., 6.50%, 6/14/05 .....................        318,000               204,278
                                                                                                    -----------
                                                                                                        728,759
                                                                                                    -----------
           BELGIUM 1.8%
           Kingdom of Belgium, 7.75%, 10/15/04 ...........................        331,000  EUR          371,039
                                                                                                    -----------
           BRAZIL .6%
           Republic of Brazil, FRN, 7.00%, 4/15/09 .......................        170,000               136,956
                                                                                                    -----------
           BULGARIA 2.3%
           Republic of Bulgaria, Series A, FRN, 6.50%, 7/28/24 ...........        605,000               485,894
                                                                                                    -----------
           CANADA 1.6%
           Government of Canada:
            8.75%, 12/01/05 ..............................................        210,000  CAD          162,879
            7.00%, 12/01/06 ..............................................        249,000  CAD          179,232
                                                                                                    -----------
                                                                                                        342,111
                                                                                                    -----------
           COLOMBIA .9%
           Republic of Columbia, 9.75%, 4/23/09 ..........................        200,000               191,661
                                                                                                    -----------
           DENMARK 2.1%
           Kingdom of Denmark, 7.00%, 12/15/04 ...........................      3,050,000  DKK          442,610
                                                                                                    -----------
           GERMANY 12.6%
           Federal Republic of Germany:
            3.25%, 2/17/04 ...............................................      1,004,000  EUR          955,281
            4.50%, 7/04/09 ...............................................      1,792,000  EUR        1,692,234
                                                                                                    -----------
                                                                                                      2,647,515
                                                                                                    -----------
           INDIA .1%
  /dagger/ Essar Steel Ltd., Reg. S, FRN, 7.635%, 7/20/99 ................         50,000                30,250
                                                                                                    -----------
           ITALY 7.8%
           Buoni Poliennali del Tesoro:
            10.50%, 7/15/00 ..............................................        612,000  EUR          634,058
            7.75%, 11/01/06 ..............................................        877,975  EUR        1,001,456
                                                                                                    -----------
                                                                                                      1,635,514
                                                                                                    -----------
           JAPAN 4.4%
           International Bank for Recon/Dev., 5.25%, 3/20/02 .............     84,700,000  JPY          921,849
                                                                                                    -----------
           MEXICO 8.6%
           United Mexican States:
            9.75%, 4/06/05 ...............................................        650,000               676,812
            11.375%, 9/15/16 .............................................        175,000               198,546
            6.25%, 12/31/19 ..............................................        800,000               630,500
            11.50%, 5/15/26 ..............................................        250,000               297,812
                                                                                                    -----------
                                                                                                      1,803,670
                                                                                                    -----------
           NEW ZEALAND 2.4%
           Government of New Zealand, 7.00%, 7/15/09 .....................        990,000  NZD          506,123
                                                                                                    -----------
           PANAMA .7%
           Republic of Panama, 8.875%, 9/30/27 ...........................        170,000               143,225
                                                                                                    -----------
           PERU .8%
           Republic of Peru, FRN, 4.50%, 3/07/17 .........................        235,000               162,738
                                                                                                    -----------
           SPAIN 2.5%
           Bonos Y Oblig del Estado, 3.25%, 1/31/05 ......................        567,000  EUR          523,275
                                                                                                    -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                  PRINCIPAL
                                                                   AMOUNT*                VALUE
----------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SWEDEN 3.3%
Kingdom of Sweden, 6.00%, 2/09/05 ............................    5,800,000  SEK       $   697,862
                                                                                       -----------
TURKEY .5%
Republic of Turkey, 12.375%, 6/15/09 .........................      100,000                107,500
                                                                                       -----------
UNITED KINGDOM 5.9%
United Kingdom:
 6.50%, 12/07/03 .............................................      220,000  GBP           359,064
 7.50%, 12/07/06 .............................................      500,000  GBP           881,239
                                                                                       -----------
                                                                                         1,240,303
                                                                                       -----------
UNITED STATES 24.6%
U.S. Treasury Bonds:
 6.125%, 11/15/27 ............................................      412,000                383,289
 5.25%, 11/15/28 .............................................    2,335,000              1,924,916
U.S. Treasury Notes:
 4.50%, 1/31/01 ..............................................    2,100,000              2,065,875
 7.25%, 8/15/04 ..............................................      772,000                796,849
                                                                                       -----------
                                                                                         5,170,929
                                                                                       -----------
VENEZUELA 1.1%
Republic of Venezuela, 144A, 9.125%, 6/18/07 .................      300,000                235,500
                                                                                       -----------
TOTAL LONG TERM SECURITIES (COST $20,020,014).................                          18,814,920
                                                                                       -----------
SHORT TERM INVESTMENTS 9.2%
Chase Securities Inc., 5.00%, 1/03/00, Time Deposit ..........      929,000                929,000
U.S. Treasury Bill, 4.95%, 1/20/00 ...........................    1,000,000                997,634
                                                                                       -----------
TOTAL SHORT TERM INVESTMENTS (COST $1,926,250)................                           1,926,634
                                                                                       -----------
TOTAL INVESTMENTS (COST $21,946,264) 98.7%....................                          20,741,554
NET EQUITY IN FORWARD CONTRACTS (.2%) ........................                             (36,192)
OTHER ASSETS, LESS LIABILITIES 1.5% ..........................                             306,522
                                                                                       -----------
TOTAL NET ASSETS 100.0% ......................................                         $21,011,884
                                                                                       ===========

CURRENCY ABBREVIATIONS:
AUD--Australian Dollar
CAD--Canadian Dollar
DKK--Danish Krone
EUR--European Unit
GBP--British Pound
JPY--Japanese Yen
NZD--New Zealand Dollar
SEK--Swedish Krone


*SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED. /dagger/REPRESENTS BOND IN DEFAULT.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (cost $21,946,264)...........................    $ 20,741,554
 Cash ............................................................................              50
 Interest receivable .............................................................         356,156
                                                                                      ------------
   Total assets ..................................................................      21,097,760
                                                                                      ------------
Liabilities:
 Payables:
  Fund shares redeemed ...........................................................          14,739
  To affiliates ..................................................................          10,884
 Unrealized loss on forward exchange contracts (Note 6) ..........................          36,192
 Accrued expenses ................................................................          24,061
                                                                                      ------------
   Total liabilities .............................................................          85,876
                                                                                      ------------
Net assets, at value .............................................................    $ 21,011,884
                                                                                      ============
Net assets consist of:
 Undistributed net investment income .............................................    $    681,677
 Net unrealized depreciation .....................................................      (1,246,084)
 Accumulated net realized loss ...................................................      (2,715,912)
 Beneficial shares ...............................................................      24,292,203
                                                                                      ------------
Net assets, at value .............................................................    $ 21,011,884
                                                                                      ============
CLASS 1:
 Net asset value per share ($20,492,284 /divided by/ 2,052,007 shares outstanding)    $       9.99
                                                                                      ============
CLASS 2:
 Net asset value per share ($519,600 /divided by/ 52,109 shares outstanding)......    $       9.97
                                                                                      ============


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Interest Income ..........................................................                      $  1,584,597
Expenses:
 Management fees (Note 3) ................................................         122,550
 Administrative fees (Note 3) ............................................          23,758
 Distribution fees--Class 2 (Note 3) .....................................             417
 Custodian fees ..........................................................           5,800
 Reports to shareholders .................................................           7,500
 Professional fees .......................................................          14,100
 Trustees' fees and expenses .............................................             700
 Other ...................................................................             216
                                                                                   -------
  Total expenses .........................................................                           175,041
                                                                                                ------------
   Net investment income .................................................                         1,409,556
                                                                                                ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................................      (1,224,498)
  Foreign currency transactions ..........................................          27,937
                                                                                ----------
   Net realized loss .....................................................                        (1,196,561)
 Net unrealized depreciation on:
  Investments ............................................................      (1,757,294)
  Translation of assets and liabilities denominated in foreign currencies          (46,136)
                                                                                ----------
   Net unrealized depreciation ...........................................                        (1,803,430)
                                                                                                ------------
Net realized and unrealized loss .........................................                        (2,999,991)
                                                                                                ------------
Net decrease in net assets resulting from operations .....................                      $ (1,590,435)
                                                                                                ============


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                                   1999              1998
                                                                                             ---------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................................................    $  1,409,556      $  2,078,728
  Net realized loss from investments and foreign currency transactions ...................      (1,196,561)       (1,004,448)
  Net unrealized appreciation (depreciation) on investments and translation of assets and
    liabilities denominated in foreign currencies ........................................      (1,803,430)        1,014,416
                                                                                             ---------------------------------
   Net increase (decrease) in net assets resulting from operations .......................      (1,590,435)        2,088,696
Distributions to shareholders from:
 Net investment income:
  Class 1 ................................................................................      (1,132,000)       (2,063,703)
  Class 2 ................................................................................          (3,631)               --
Fund share transactions (Note 2):
  Class 1 ................................................................................      (7,003,085)       (1,644,280)
  Class 2 ................................................................................         534,148                --
                                                                                             ---------------------------------
   Net decrease in net assets ............................................................      (9,195,003)       (1,619,287)
Net assets:
 Beginning of year .......................................................................      30,206,887        31,826,174
                                                                                             ---------------------------------
 End of year .............................................................................    $ 21,011,884      $ 30,206,887
                                                                                             =================================
Undistributed net investment income included in net assets:
 End of year .............................................................................    $    681,677      $  1,116,147
                                                                                             =================================


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Bond Fund (the Fund) is a separate, non-diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high current income through a flexible policy of investing primarily in debt securities of companies, governments and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. INDEXED SECURITIES:

The Fund may invest in debt instruments in which the principal and/or interest is dependent on other factors such as yield curves, currency exchange rates or commodity prices. The Fund's objective in holding these securities, commonly called indexed securities or structured notes, is to tailor the Fund's investments to the specific risk and returns it wishes to

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


d. INDEXED SECURITIES: (CONT.)
assume while avoiding unwanted risk or change in the Fund's exposure to a particular foreign exchange rate or the spread between two foreign exchange rates.


e. FOREIGN EXCHANGE CONTRACTS:


The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.


f. ACCOUNTING ESTIMATES:


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. BENEFICIAL SHARES


The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.


At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                                    YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                             1999                            1998
                                                ---------------------------------------------------------------
                                                    SHARES          AMOUNT          SHARES          AMOUNT
CLASS 1 SHARES:                                 ---------------------------------------------------------------
Shares sold ...................................     128,190     $   1,330,175       371,187     $   3,983,652
Shares issued on reinvestment of distributions      110,872         1,132,000       195,983         2,063,703
Shares redeemed ...............................    (915,796)       (9,465,260)     (716,054)       (7,691,635)
                                                ---------------------------------------------------------------
Net decrease ..................................    (676,734)    $  (7,003,085)     (148,884)    $  (1,644,280)
                                                ===============================================================


                                                        YEAR ENDED
                                                    DECEMBER 31, 1999*
                                                --------------------------
                                                   SHARES        AMOUNT
CLASS 2 SHARES:                                 --------------------------
Shares sold ...................................     65,282    $  669,680
Shares issued on reinvestment of distributions         355         3,631
Shares redeemed ...............................    (13,528)     (139,163)
                                                ------------------------
Net increase ..................................     52,109    $  534,148
                                                ========================

*Commencement of sales of Class 2 shares was January 19, 1999.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES


Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.


The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:


ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
  0.50%     First $200 million
  0.45%     Over $200 million, up to and including $1.3 billion
  0.40%     Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:


ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.15%    First $200 million
   0.135%   Over $200 million, up to and including $700 million
   0.10%    Over $700 million, up to and including $1.2 billion
   0.075%   Over $1.2 billion

The Fund reimburses Distributors up to 0.15% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.


4. INCOME TAXES


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.


The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:


  Unrealized appreciation .............   $     233,705
  Unrealized depreciation .............      (1,438,415)
                                          -------------
  Net unrealized depreciation .........   $  (1,204,710)
                                          =============

At December 31, 1999, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


Capital loss carryovers expiring in:


  2002 .........  $1,294,963
  2003 .........     570,056
  2007 .........     502,340
                  ----------
                  $2,367,359
                  ==========

At December 31, 1999 the Fund has deferred capital and currency losses occurring subsequent to October 31, 1999 of $385,000. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $15,191,484 and $21,068,203, respectively.


6. OFF-BALANCE SHEET RISK


The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates, and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.


A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.


As of December 31, 1999, the Fund had the following forward exchange contracts outstanding:


                                                                      NET
                                         IN         SETTLEMENT     UNREALIZED
CONTRACTS TO SELL:                  EXCHANGE FOR       DATE           LOSS
------------------                ---------------------------------------------
92,984,000 Japanese Yen ......... U.S.  $884,770      3/14/00   U.S. $(36,192)
                                                                ---------------

7. CREDIT FACILITY


Certain Franklin Templeton Funds, including Templeton Bond Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.


8. SUBSEQUENT EVENT


On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton Global Income Securities Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Bond Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28,1999 expressed an unqualified opinion on those financial statements.


/s/PRICEWATERHOUSECOOPERS LLP


Ft.Lauderdale, Florida
January 28, 2000 except for Note 8, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON BOND FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.


None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.


On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON DEVELOPING MARKETS FUND

--------------------------------------------------------------------------------
Investment Goal and Principal Investments: Templeton Developing Markets Fund seeks long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of issuers in countries having developing markets.
--------------------------------------------------------------------------------

This annual report of Templeton Developing Markets Fund covers the 12 months ended December 31, 1999. During this period, many emerging markets recovered substantially in 1999 despite the war in Kosovo, tensions between China and Taiwan, military conflicts between India and Pakistan, the near collapse of one of South Korea's largest conglomerates, the floating of Brazil's currency and earthquakes in Turkey, Greece and Taiwan. Political change was also widespread throughout emerging markets as citizens of Indonesia, South Africa and Argentina elected new leadership, while a military coup put a new government in charge of Pakistan. The stability of the Polish and Czech governments appeared to be in question for most of the year, and questions about Boris Yeltsin were not laid to rest until December 31, 1999, when he resigned and handed over control of Russia to Vladimir Putin.

Asia led the economic recovery, as many Asian nations shifted to economies led by domestic consumption rather than by trade. The recovery strengthened throughout the year as domestic consumption began showing signs of improvement and import growth outpaced that of exports.

In Latin America, most economies were relatively weak, but improved commodity prices led many investors to believe that these economies were bottoming out. Brazil's currency devaluation had only moderately adverse effects on inflation and economic growth. Although the election of a new president in Argentina combined with concerns about the currency peg and the level of national debt appeared to affect the equity market there, the government is expected to reduce the fiscal deficit in the near future. And continued reform in Brazil, coupled with Venezuela's restructuring and a new government in Chile, led many to conclude that these economies could return to growth in 2000.

[This chart shows in pie format the geographic distribution of the Templeton Developing Markets Fund, based on total net assets as of 12/31/99.]

Asia                                                36.5%
Latin America                                       35.6%
Middle East & Africa                                15.0%
Europe                                               9.4%
Short-Term Investments & Other Net Assets            3.5%

[This chart lists the top 10 countries represented in the Templeton Developing Markets Fund, based on total net assets as of 12/31/99.]

 TOP 10 COUNTRIES
 Templeton Developing Markets Fund
 12/31/99
                       % OF TOTAL
 COUNTRY               NET ASSETS
==================================
   Brazil                16.5%
   South Africa          14.0%
   Mexico                 9.8%
   Singapore              6.6%
   Thailand               6.3%
   Indonesia              5.9%
   South Korea            5.4%
   Argentina              5.1%
   Hong Kong              4.5%
   Turkey                 3.4%


Convergence with European Union admission standards proved beneficial for eastern and southern European economies during the year. Although natural disasters in Turkey and Greece coupled with stalled privatization attempts in other eastern European countries hampered economic growth in the region, the long-term outlook for emerging Europe seems bright as European Union membership prompts these countries to reform their economies.

In South Africa, the strengthening of gold prices during the year in addition to greater demand for diamonds and other natural resources helped propel the nation's economy forward. The ongoing streamlining of large South African corporations and increased international demand for their products further fueled economic strength.

During the fiscal year, strong growth in the South African stock market resulted in an increase in the portfolio's exposure to Africa, which made up 14.0% of total net assets on December 31, 1999. Because we felt we could find better value elsewhere, we sold holdings in Ghana, Zimbabwe, Croatia, Kazakhstan, Shenzhen (China), Sri Lanka, Ecuador and Jordan. Our Asian exposure also decreased slightly, principally because we sold a number of Indian and Malaysian companies.

Varying individual performances led to a substantial change in the Fund's top ten holdings during the reporting period. Tele Centro Sul Participacoes SA, pfd. (Brazil), Tele Norte Leste Participacoes SA, pfd. (Brazil), Anglo American PLC (South Africa), Grupo Financiero Banamex Accival SA de CV (Mexico), Telecomunicacoes de Sao Paulo SA, ADR, pfd. (Brazil), PT Telekomunikasi Indonesia (Persero), B (Indonesia), Akbank (Turkey), and Centrais Electricas Brasileiras SA (Eletrobras) (Brazil) replaced Hana Bank (South Korea), Telecomunicacoes Brasileiras SA (Telebras) (Brazil), Thai Farmers Bank Public Co. Ltd. (Thailand), Investimentos Itau SA (Brazil), Public Bank Bhd. (Malaysia), Korea Electric Power Corp. (South Korea), Compania de Telecomunicaciones de Chile SA (Chile), and Belle Corp. (Philippines) among the Fund's top 10 positions.

Looking forward, we believe that the recovery in emerging market economies has just begun. Interest rates have fallen in many of these countries, but many markets' indexes and valuations are still below their all-time highs. The major Asian countries have increased their foreign exchange reserves, and some emerging market currencies are still undervalued, which should increase the competitiveness of their exports. Furthermore, elections in Chile, India, Russia, Mexico, Malaysia, Argentina and Indonesia reduced some of the political risk, making rapid economic and social reform more likely going forward. Finally, many emerging markets countries continue to overhaul their financial systems. We see many banks recapitalizing their balance sheets and companies making efforts to rectify the problem of excessive borrowings as well as streamlining their work forces in response to the changing economic environment. In our opinion, rising domestic and international demand should continue to spur economic growth, and we are excited about the potential emerging markets can offer to the Fund's shareholders.


[This chart lists the top 10 equity holdings, including industry and country, of the Templeton Developing Markets Fund, based on total net assets as of 12/31/99.]


  TOP 10 EQUITY HOLDINGS
  Templeton Developing Markets Fund
  12/31/99

  COMPANY,                        % OF TOTAL
  INDUSTRY, COUNTRY               NET ASSETS
------------------------------- ------------
   Cemex SA,
   BUILDING MATERIALS &
   COMPONENTS, MEXICO                  3.6%

   Tele Centro Sul
   Participacoes SA, pfd.,
   TELECOMMUNICATIONS,
   BRAZIL                              2.8%

   Tele Norte Leste
   Participacoes SA, pfd.,
   TELECOMMUNICATIONS,
   BRAZIL                              2.6%

   Anglo American PLC,
   METALS & MINING, SOUTH
   AFRICA                              2.5%

   Grupo Financiero
   Banamex Accival SA de
   CV, BANKING, MEXICO                 2.4%

   Telecomunicacoes de Sao
   Paulo SA, ADR, pfd.,
   TELECOMMUNICATIONS,
   BRAZIL                              2.0%

   PT Telekomunikasi
   Indonesia (Persero), B,
   TELECOMMUNICATIONS,
   INDONESIA                           2.0%

   Akbank, BANKING, TURKEY             1.9%

   Telefonos de Mexico
   (Telmex), L, ADR,
   TELECOMMUNICATIONS,
   MEXICO                              1.8%

   Centrais Electricas
   Brasileiras SA
   (Electrobras), B, pfd.,
   UTILITIES ELECTRICAL & GAS,
   BRAZIL                              1.7%


For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

Of course, investing in any emerging market securities involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In fact, the Taiwan equity market has increased 1,164% in the last 15 years, but has suffered six declines of more than 20% during that time./1/ These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for investing in the Templeton Developing Markets Fund. We appreciate your confidence and welcome your comments.

Sincerely,

/s/J. MARK MOBIUS

J. Mark Mobius, Ph.D.
President
Templeton Developing Markets Fund

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


1. Source: Taiwan Weighted Index. Based on quarterly percentage price change over 15 years ended December 31, 1999. Market return is measured in U.S. dollar terms and does not include reinvested dividends.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (3/4/96 -- 12/31/99)

The graph below compares the performance of Templeton Developing Markets Fund -- Class 1 and the Morgan Stanley Capital International (MSCI/R/) Emerging Markets Free Index and International Finance Corporation's (IFC) Investable Composite Index, including reinvested dividends, as well as the Consumer Price Index
(CPI). Although we use MSCI Emerging Markets Free Index as the portfolio's benchmark, we retained the MSCI World Index in the graph to show how global developed markets have performed. The Fund's total return represents the change in value of an investment over the periods shown and assumes reinvestment of dividends and capital gains at net asset value. The MSCI Emerging Markets Free Index covers 27 emerging markets and takes into account local market restrictions on share ownership by foreigners. The IFC Investable Composite Index was designed to reflect the performance of emerging market investments and includes approximately 2,000 companies that foreigners can buy in 30 countries. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are MSCI, International Finance Corporation, and Standard & Poor's/R/ Micropal (U.S. Bureau of Labor Statistics).


[The following line graph compares the performance of the Templeton Developing Markets Fund - Class 1 to that of the Morgan Stanley Capital International Emerging Markets Free Index, the Morgan Stanley Capital International World Index, the International Finance Corporation's Investable Composite Index, and the Consumer Price Index, based on a $10,000 investment from 3/4/96 - 12/31/99.]


                        TEMPLETON            MSCI                                      IFC
                       DEVELOPING            EMERGING            MSCI                INVESTABLE
                   MARKETS FUND -            MARKETS FREE        WORLD               COMPOSITE
                          CLASS I            INDEX               INDEX               INDEX                    CPI
                  ----------------------------------------------------------------------------------------------------

       03/04/1996         $10,000             $10,000            $10,000             $10,000                  $10,000
       03/31/1996         $10,020              $9,974            $10,169             $10,144                  $10,045
       04/30/1996          $9,980             $10,373            $10,409             $10,550                  $10,084
       05/31/1996         $10,010             $10,326            $10,420             $10,461                  $10,104
       06/30/1996          $9,800             $10,391            $10,475             $10,584                  $10,110
       07/31/1996          $9,250              $9,681            $10,107              $9,889                  $10,129
       08/31/1996          $9,250              $9,928            $10,225             $10,195                  $10,148
       09/30/1996          $9,370             $10,014            $10,627             $10,346                  $10,181
       10/31/1996          $9,140              $9,747            $10,703             $10,123                  $10,213
       11/30/1996          $9,460              $9,911            $11,305             $10,273                  $10,233
       12/31/1996          $9,430              $9,955            $11,126             $10,318                  $10,233
       01/31/1997         $10,110             $10,635            $11,261             $11,047                  $10,265
       02/28/1997         $10,349             $11,090            $11,393             $11,587                  $10,297
       03/31/1997         $10,138             $10,799            $11,170             $11,302                  $10,323
       04/30/1997          $9,896             $10,818            $11,537             $11,109                  $10,335
       05/31/1997          $9,816             $11,127            $12,251             $11,487                  $10,329
       06/30/1997          $9,987             $11,723            $12,864             $11,983                  $10,341
       07/31/1997         $10,369             $11,898            $13,458             $12,104                  $10,354
       08/31/1997          $9,373             $10,384            $12,560             $10,558                  $10,374
       09/30/1997          $9,614             $10,672            $13,244             $10,893                  $10,400
       10/31/1997          $7,873              $8,920            $12,549              $9,110                  $10,426
       11/30/1997          $7,077              $8,595            $12,773              $8,674                  $10,419
       12/31/1997          $6,675              $8,802            $12,931              $8,797                  $10,407
       01/31/1998          $6,262              $8,112            $13,293              $8,218                  $10,427
       02/28/1998          $6,977              $8,958            $14,195              $9,056                  $10,446
       03/31/1998          $7,139              $9,347            $14,796              $9,411                  $10,466
       04/30/1998          $6,902              $9,245            $14,943              $9,436                  $10,485
       05/31/1998          $5,822              $7,978            $14,758              $8,259                  $10,504
       06/30/1998          $5,113              $7,141            $15,110              $7,417                  $10,516
       07/31/1998          $5,143              $7,368            $15,088              $7,710                  $10,529
       08/31/1998          $3,950              $5,238            $13,078              $5,543                  $10,542
       09/30/1998          $4,166              $5,570            $13,312              $5,806                  $10,554
       10/31/1998          $4,763              $6,156            $14,518              $6,478                  $10,580
       11/30/1998          $5,370              $6,668            $15,383              $6,965                  $10,580
       12/31/1998          $5,277              $6,572            $16,137              $6,859                  $10,573
       01/31/1999          $5,082              $6,466            $16,493              $6,693                  $10,599
       02/28/1999          $4,999              $6,529            $16,056              $6,814                  $10,611
       03/31/1999          $5,705              $7,389            $16,727              $7,601                  $10,643
       04/30/1999          $6,948              $8,303            $17,389              $8,646                  $10,721
       05/31/1999          $6,760              $8,255            $16,756              $8,489                  $10,721
       06/30/1999          $7,554              $9,192            $17,540              $9,417                  $10,721
       07/31/1999          $7,042              $8,942            $17,490              $9,280                  $10,753
       08/31/1999          $6,781              $9,023            $17,461              $9,382                  $10,779
       09/30/1999          $6,436              $8,718            $17,294              $9,122                  $10,831
       10/31/1999          $6,614              $8,904            $18,196              $9,280                  $10,850
       11/30/1999          $7,042              $9,702            $18,709             $10,111                  $10,857
       12/31/1999          $8,118             $10,936            $20,227             $11,466                  $10,857



The historical performance figures shown pertain only to the Fund's Class 1 shares.


TEMPLETON DEVELOPING
MARKETS FUND -- CLASS 1


     AVERAGE ANNUAL TOTAL RETURN
     12/31/99
     1-Year                          53.84%
     3-Year                          -4.87%
     Since Inception (3/4/96)        -5.30%

   EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.


              Past performance does not guarantee future results.

TEMPLETON DEVELOPING
MARKETS FUND -- CLASS 1


   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


 Templeton Developing Markets Fund -- Class 1
 Periods ended 12/31/99
                                                                SINCE
                                                              INCEPTION
                                    1-YEAR        3-YEAR      (3/4/96)
                               ------------- ------------- --------------
 Cumulative Total Return             53.84%       -13.91%        -18.82%
 Average Annual Total Return         53.84%        -4.87%         -5.30%
 Value of $10,000 Investment    $   15,384    $    8,609    $     8,118
                                  12/31/97      12/31/98       12/31/99
------------------------------  ----------    ----------    -----------
 One-Year Total Return              -29.22%       -20.94%         53.84%


              Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Highlights


                                                                                             CLASS 1
                                                                 ----------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------------------------
                                                                  1999/dagger//dagger/       1998          1997      1996/dagger/
                                                                 ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year .............................       $   5.13           $   6.63      $   9.43      $  10.00
                                                                 ----------------------------------------------------------------
Income from investment operations:
  Net investment income ........................................            .05                .07           .09           .05
  Net realized and unrealized gains (losses) ...................           2.67             ( 1.42)       ( 2.82)       (  .62)
                                                                 ----------------------------------------------------------------
Total from investment operations ...............................           2.72             ( 1.35)       ( 2.73)       (  .57)
                                                                 ----------------------------------------------------------------
Less distributions from:
  Net investment income ........................................          ( .08)            (  .09)       (  .04)           --
  Net realized gains ...........................................             --             (  .06)       (  .03)           --
                                                                 ----------------------------------------------------------------
Total distributions ............................................          ( .08)            (  .15)       (  .07)           --
                                                                 ----------------------------------------------------------------
Net asset value, end of year ...................................       $   7.77           $   5.13      $   6.63      $   9.43
                                                                 ================================================================
Total Return* ..................................................          53.84%            (20.94)%      (29.22)%      ( 5.70)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................       $297,605           $180,684      $163,459      $ 72,245
Ratios to average net assets:
  Expenses .....................................................           1.50%              1.66%         1.58%         1.70%*
  Expenses, excluding waiver and payments by affiliate .........           1.50%              1.66%         1.58%         1.78%*
  Net investment income ........................................            .82%              1.67%         1.63%         1.52%*
Portfolio turnover rate ........................................          60.27%             23.22%        23.82%         9.95%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MARCH 4, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996.
/dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Highlights (continued)


                                                                                 CLASS 2
                                                         --------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------
                                                          1999/dagger//dagger/         1998         1997/dagger/
                                                         ----------------------   -------------   ---------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ...................         $  5.12              $  6.62        $   9.85
                                                         --------------------------------------------------------
Income from investment operations:
  Net investment income ..............................             .03                  .07             .04
  Net realized and unrealized gains (losses) .........            2.66               ( 1.42)         ( 3.27)
                                                         --------------------------------------------------------
Total from investment operations .....................            2.69               ( 1.35)         ( 3.23)
                                                         --------------------------------------------------------
Less distributions from:
  Net investment income ..............................           ( .07)              (  .09)             --
  Net realized gains .................................              --               (  .06)             --
                                                         --------------------------------------------------------
Total distributions ..................................           ( .07)              (  .15)             --
                                                         --------------------------------------------------------
Net asset value, end of year .........................         $  7.74              $  5.12        $   6.62
                                                         --------------------------------------------------------
Total Return* ........................................           53.27%              (21.03)%        (32.79)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................         $49,654              $17,287        $  9,569
Ratios to average net assets:
  Expenses ...........................................            1.75%                1.91%           1.77%**
  Net investment income ..............................             .52%                1.44%           1.48%**
Portfolio turnover rate ..............................           60.27%               23.22%          23.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                                                         SHARES/
                                                                                 INDUSTRY                WARRANTS         VALUE
---------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES 96.5%
     ARGENTINA 5.1%
     Banco de Galicia y Buenos Aires SA de CV, B ....................             Banking                 128,883    $    640,639
     Banco Frances SA ...............................................             Banking                  60,460         477,701
    *Capex SA, A ....................................................   Utilities Electrical & Gas         22,486         127,064
     Central Costanera SA, B ........................................   Utilities Electrical & Gas          8,360          18,980
    *Molinos Rio de la Plata SA, B ..................................    Food & Household Products         85,684         210,812
     Perez Companc SA, B ............................................         Energy Sources              629,970       3,225,898
     Quilmes Industrial SA, ADR, pfd. ...............................       Beverages & Tobacco           159,600       1,905,225
     Telecom Argentina Stet-France SA (Teco), B, ADR ................       Telecommunications            168,387       5,767,255
     Telefonica De Argentina SA, B, ADR .............................       Telecommunications            156,430       4,829,776
     Transportadora de Gas del Sur SA, B, ADR, Reg S ................   Utilities Electrical & Gas         71,700         658,744
                                                                                                                     ------------
                                                                                                                       17,862,094
                                                                                                                     ------------
     AUSTRIA 1.6%
     Austria Tabak AG ...............................................       Beverages & Tobacco            22,870       1,105,165
     Bank Austria AG ................................................             Banking                  42,000       2,367,865
     OMV AG .........................................................         Energy Sources               22,200       2,156,750
                                                                                                                     ------------
                                                                                                                        5,629,780
                                                                                                                     ------------
     BRAZIL 16.5%
     Aracruz Celulose SA, ADR .......................................     Forest Products & Paper         177,300       4,654,125
     Banco Bradesco SA, pfd. ........................................             Banking             104,980,889         823,459
    *Banco Bradesco SA, pfd., rts., 2/09/00 .........................             Banking               6,816,838          27,056
     Banco do Brasil SA .............................................             Banking              32,398,000         150,647
     Brasmotor SA, pfd. .............................................         Multi-Industry            1,306,000         183,122
     Centrais Eletricas Brasileiras SA (Electrobras), B, pfd. .......   Utilities Electrical & Gas    249,454,000       5,951,546
     Cia Cervejaria Brahma, pfd. ....................................       Beverages & Tobacco           787,000         575,057
     Cia Energetica de Minas Gerais (Cemig), Br., pfd. ..............   Utilities Electrical & Gas     81,221,000       1,820,897
     Cia Vale do Rio Doce, A, pfd. ..................................         Metals & Mining             199,700       5,527,263
     Copene-Petroquimica do Nordeste SA, A, pfd. ....................            Chemicals                903,000         298,917
     Duratex SA, pfd. ...............................................     Forest Products & Paper      11,645,000         364,208
     Embratel Participacoes SA, pfd. ................................       Telecommunications         61,116,000       1,573,149
     Investimentos Itau SA, pfd. ....................................         Multi-Industry            4,615,000       4,777,221
     Investimentos Itau SA, pfd., new ...............................         Multi-Industry              212,359         211,595
    *Mannesmann SA ..................................................     Machinery & Engineering       1,052,000          72,793
     Petroleo Brasileiro SA (Petrobras), pfd. .......................         Energy Sources               85,000          21,644
     Tele Centro Sul Participacoes SA, pfd. .........................       Telecommunications        530,844,000       9,694,184
     Tele Norte Leste Participacoes SA, pfd. ........................       Telecommunications        337,535,000       9,061,969
     Tele Sudeste Celular Participacoes SA, pfd. ....................       Telecommunications        400,626,000       2,960,618
     Telecomunicacoes de Sao Paulo SA, ADR, pfd. ....................       Telecommunications            290,700       7,103,981
     Telesp Celular Participacoes SA, pfd. ..........................       Telecommunications         51,816,000         917,859
     Unibanco Uniao de Bancos Brasileiros SA, GDR ...................             Banking                  18,822         567,013
                                                                                                                     ------------
                                                                                                                       57,338,323
                                                                                                                     ------------
     CHILE 1.9%
     Cia de Telecomunicaciones de Chile SA, ADR .....................       Telecommunications            202,014       3,686,756
     Empresa Nacional de Electricidad SA, ADR .......................    Electrical & Electronics         110,715       1,570,769
     Enersis SA, ADR ................................................   Utilities Electrical & Gas         48,753       1,145,696
     Madeco Manufacturera de Cobre SA, ADR ..........................      Industrial Components            4,000          44,500
                                                                                                                     ------------
                                                                                                                        6,447,721
                                                                                                                     ------------
     CHINA .3%
     Beijing Datang Power Generation Co. Ltd., H ....................         Multi-Industry              169,000          27,828
     China Resources Enterprises Ltd. ...............................         Multi-Industry              160,000         256,255
    *China Telecom HK Ltd. ..........................................       Telecommunications            112,000         700,225
     Guangshen Railway Co. Ltd., H ..................................         Transportation            1,144,000         128,035
     Shandong Huaneng Power Development Co. Ltd., ADR ...............   Utilities Electrical & Gas         22,500          97,031
                                                                                                                     ------------
                                                                                                                        1,209,374
                                                                                                                     ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)




                                                                                                      SHARES/
                                                                              INDUSTRY               WARRANTS        VALUE
-------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     CZECH REPUBLIC 1.3%
    *Cesky Telecom AS ..........................................        Telecommunications            107,740    $  1,739,246
    *CEZ AS ....................................................    Utilities Electrical & Gas      1,149,475       2,841,182
     Tabak AS ..................................................       Beverages & Tobacco                260          52,443
                                                                                                                 ------------
                                                                                                                    4,632,871
                                                                                                                 ------------
     EGYPT .3%
     Commercial International Bank Ltd. ........................             Banking                   60,700         886,700
     Suez Cement Co. ........................................... Building Materials & Components       14,000         233,282
                                                                                                                 ------------
                                                                                                                    1,119,982
                                                                                                                 ------------
     HONG KONG 4.5%
     CDL Hotel International Ltd. ..............................        Leisure & Tourism               6,160           2,457
     Cheung Kong Holdings Ltd. .................................          Multi-Industry              268,000       3,404,515
     Cheung Kong Infrastructure Holdings Ltd. ..................          Multi-Industry              256,000         493,986
    *China Overseas Land & Investment Ltd. .....................           Real Estate                441,000          63,539
     Citic Pacific Ltd. ........................................          Multi-Industry              407,000       1,531,453
     Cross Harbour Tunnel Co. Ltd. .............................          Transportation               18,000          12,851
     Dairy Farm International Holdings Ltd. ....................          Merchandising             1,522,233       1,370,010
     Hang Lung Development Co. Ltd. ............................           Real Estate                771,000         872,811
     Hong Kong & Shanghai Hotels Ltd. ..........................        Leisure & Tourism             858,000         568,431
     Hong Kong Land Holdings Ltd. ..............................           Real Estate                279,000         412,920
     HSBC Holdings PLC .........................................             Banking                   98,585       1,382,359
     Hutchison Whampoa Ltd. ....................................          Multi-Industry              184,000       2,674,728
     Jardine Matheson Holdings Ltd. ............................          Multi-Industry              411,604       1,621,720
     Jardine Strategic Holdings Ltd. ...........................          Multi-Industry               91,500         182,085
     New World Development Co. Ltd. ............................           Real Estate                407,322         916,979
     Shangri-La Asia Ltd. ......................................        Leisure & Tourism               6,222           7,124
                                                                                                                 ------------
                                                                                                                   15,517,968
                                                                                                                 ------------
     HUNGARY 2.7%
     Borsodchem RT .............................................            Chemicals                  52,469       2,147,308
     Egis RT ...................................................          Multi-Industry                6,048         239,146
    *Fotex First Hungarian American Photo Service Co. ..........          Multi-Industry               45,385          16,510
     Gedeon Richter Ltd. .......................................      Health & Personal Care           30,210       1,985,331
     Mol Magyar Olay-Es Gazipari RT ............................          Energy Sources              108,560       2,253,618
     OTP Bank ..................................................             Banking                   16,510         965,858
     Tiszai Vegyi Kombinat RT ..................................            Chemicals                  86,612       1,650,731
                                                                                                                 ------------
                                                                                                                    9,258,502
                                                                                                                 ------------
     INDIA 1.1%
     Bajaj Auto Ltd. ...........................................           Automobiles                    150           1,134
     Grasim Industries Ltd. ....................................          Multi-Industry               19,377         181,743
     ICICI Ltd. ................................................        Financial Services                200             423
    *ICICI Ltd., ADR ...........................................        Financial Services              4,400          61,050
    *Mahanagar Telephone Nigam Ltd. ............................        Telecommunications            316,500       1,404,241
    *NIIT Ltd. .................................................  Data Processing & Reproduction        2,890         220,274
     Reliance Industries Ltd. ..................................            Chemicals                 346,000       1,858,855
                                                                                                                 ------------
                                                                                                                    3,727,720
                                                                                                                 ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                    SHARES/
                                                                            INDUSTRY               WARRANTS        VALUE
-----------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     INDONESIA 5.9%
    *Asia Pulp & Paper Co. Ltd., ADR .........................     Forest Products & Paper           190,970   $  1,503,889
    *Asia Pulp & Paper Co. Ltd., ADR, wts., 7/27/00 ..........     Forest Products & Paper            14,640         13,725
    *PT Barito Pacific Timber TBK ............................     Forest Products & Paper         1,774,000        158,676
     PT Gudang Garamm ........................................       Beverages & Tobacco             496,500      1,335,843
    *PT Indah Kiat Pulp & Paper Corp. ........................     Forest Products & Paper         4,296,750      1,691,029
    *PT Indocement Tunggal Prakarsa .......................... Building Materials & Components     1,746,000        774,612
    *PT Indofoods Sukses Makmurr .............................    Food & Household Products        1,661,685      2,080,822
     PT Indosat ..............................................        Telecommunications           1,137,000      2,538,419
    *PT Semen Cibinong ....................................... Building Materials & Components     4,240,500        303,435
     PT Semen Gresik (Persero) ............................... Building Materials & Components     1,156,001      1,832,231
    *PT Sinar Mas Agro Resources & Technology Corp. ..........    Food & Household Products          417,800        236,180
     PT Tambang Timah ........................................         Metals & Mining             1,109,500        774,070
     PT Telekomunikasi Indonesia (Persero), B ................        Telecommunications          12,442,140      7,077,997
    *PT Tjiwi Kimia ..........................................     Forest Products & Paper           909,454        296,101
                                                                                                               ------------
                                                                                                                 20,617,029
                                                                                                               ------------
     ISRAEL .7%
     Bank Hapoalim BM ........................................        Financial Services              69,039        215,020
     Discount Investment Corp. ...............................        Financial Services                 800         40,628
    *Formula Systems Ltd. ....................................  Data Processing & Reproduction        16,250        685,232
     Koor Industries Ltd. ....................................          Multi-Industry                 2,416        241,321
     Teva Pharmaceutical Industries Ltd., ADR ................      Health & Personal Care            15,050      1,078,897
                                                                                                               ------------
                                                                                                                  2,261,098
                                                                                                               ------------
     MALAYSIA .1%
     Resorts World Bhd. ......................................        Leisure & Tourism              129,000        370,026
                                                                                                               ------------
     MEXICO 9.8%
     Cemex SA ................................................ Building Materials & Components     2,213,997     12,384,363
    *Cifra SA de CV, V .......................................          Merchandising                626,333      1,255,971
    *DESC SA de CV DESC, B ...................................          Multi-Industry               509,000        419,018
     Fomento Economico Mexicano SA de CV Femsa, ADR ..........       Beverages & Tobacco              24,000      1,068,000
    *Grupo Carso SA de CV ....................................          Multi-Industry               256,000      1,275,272
    *Grupo Financiero Banamex Accival SA de CV ...............             Banking                 2,120,568      8,504,653
    *Grupo Financiero Bancomer SA de CV ......................             Banking                 3,531,000      1,475,753
    *Grupo Televisa SA de CV, CPO ............................    Broadcasting & Publishing           17,800        601,161
     Kimberly Clark de Mexico SA de CV, A ....................     Forest Products & Paper            26,040        101,687
     Panamerican Beverages Inc., A ...........................    Food & Household Products           10,400        213,850
     Telefonos de Mexico SA (Telmex), L, ADR .................        Telecommunications              54,500      6,131,250
     Tubos de Acero de Mexico SA (Tamasa) ....................     Machinery & Engineering               200          2,636
     Vitro SA de CV, A .......................................    Food & Household Products          282,000        532,749
                                                                                                               ------------
                                                                                                                 33,966,363
                                                                                                               ------------
     NEW ZEALAND
    *Brierley Investments Ltd. ...............................          Multi-Industry               713,000        149,017
                                                                                                               ------------
     PAKISTAN .1%
     Pakistan Telecommunications Corp., A ....................        Telecommunications             886,500        371,264
                                                                                                               ------------
     PERU .4%
     Telefonica del Peru SA, B, ADR ..........................        Telecommunications             106,300      1,421,763
                                                                                                               ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                    SHARES/
                                                                          INDUSTRY                 WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     PHILIPPINES 2.2%
    *A Soriano Corp. ......................................           Multi-Industry               1,496,500     $     22,280
    *Belle Corp. ..........................................             Real Estate               18,655,000          879,516
    *Filinvest Development Corp. ..........................             Real Estate                2,356,000          152,000
     Philippine Long Distance Telephone Co., ADR ..........         Telecommunications                59,720        1,545,255
    *Philippine National Bank .............................               Banking                  1,403,861        3,309,350
     RFM Corp. ............................................      Food & Household Products         1,251,715          130,452
     San Miguel Corp., B ..................................      Food & Household Products         1,214,200        1,717,355
                                                                                                                 ------------
                                                                                                                    7,756,208
                                                                                                                 ------------
     POLAND 1.6%
     Bank Rozwoju Eksportu SA .............................               Banking                     15,750          498,972
     Bank Slaski SA W Katowicach ..........................               Banking                     24,720        1,679,884
     Impexmetal SA ........................................           Metals & Mining                 93,892          458,674
     Prokom Software SA. ..................................   Data Processing & Reproduction           5,991          185,453
     Telekomunikacja Polska SA ............................         Telecommunications               335,000        2,195,526
     Warta SA .............................................              Insurance                    14,709          423,306
                                                                                                                 ------------
                                                                                                                    5,441,815
                                                                                                                 ------------
     RUSSIA 2.1%
     Aeroflot - Russia International Airlines .............           Transportation               1,654,800          239,532
     GAZ Auto Works .......................................             Automobiles                    1,270           44,450
     Irkutskenergo ........................................     Utilities Electrical & Gas           950,120           95,012
     Lukoil Holdings, ADR .................................           Energy Sources                  30,340        1,577,680
     Mosenergo, ADR .......................................     Utilities Electrical & Gas            38,930          171,292
    *Mosenergo, GDR .......................................     Utilities Electrical & Gas            57,600          148,741
     Novorosissk Sea Shipping .............................           Transportation                  28,000            2,870
     Novorosissk Sea Shipping, pfd. .......................           Transportation                 224,000            8,960
    *Red October ..........................................      Food & Household Products             3,000           14,325
    *Rostelecom, ADR ......................................         Telecommunications               149,260        2,518,762
    *Rostelecom, pfd. .....................................         Telecommunications               257,300          213,559
     Tsum Trade House .....................................            Merchandising                 131,500           22,355
     Unified Energy Systems ...............................     Utilities Electrical & Gas         3,400,000          408,000
     Unified Energy Systems, ADR ..........................     Utilities Electrical & Gas             9,900          111,524
     Unified Energy Systems, pfd. .........................     Utilities Electrical & Gas            38,000            1,900
    *Vimpel Communications, ADR ...........................         Telecommunications                40,360        1,801,065
                                                                                                                 ------------
                                                                                                                    7,380,027
                                                                                                                 ------------
     SINGAPORE 6.6%
     City Developments Ltd. ...............................             Real Estate                  155,500          910,312
     Creative Technology Ltd. .............................      Electrical & Electronics              6,900          125,116
     Cycle & Carriage Ltd. ................................             Automobiles                   66,000          204,083
     DBS Group Holdings Ltd. ..............................               Banking                     67,630        1,108,555
     First Capital Corp. Ltd. .............................             Real Estate                  544,000          725,116
     Fraser and Neave Ltd. ................................         Beverages & Tobacco              618,000        2,282,017
    *Golden Agri-Resources Ltd. ...........................    Misc Materials & Commodities        2,004,000          782,107
     Jurong Shipyard Ltd. .................................       Machinery & Engineering            193,000          967,607
     Keppel Corp., Ltd. ...................................           Transportation                 995,000        2,604,743
     MCL Land Ltd. ........................................             Real Estate                  436,000          403,146
     Natsteel Ltd. ........................................           Metals & Mining              1,254,000        2,499,718
     Overseas Chinese Banking Corp. Ltd. ..................               Banking                    240,450        2,208,877
     Overseas Union Enterprise Ltd. .......................          Leisure & Tourism               106,400          357,754
     Sembcorp Industries Ltd. .............................           Multi-Industry               1,136,925        1,549,577
     Singapore Telecommunications Ltd. ....................         Telecommunications               360,000          743,560
     United Industrial Corporation Ltd. ...................           Multi-Industry               1,604,000          905,290
     United Overseas Bank Ltd. ............................               Banking                    491,040        4,334,007
     United Overseas Land Ltd. ............................             Real Estate                   99,000           92,729
                                                                                                                 ------------
                                                                                                                   22,804,314
                                                                                                                 ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                   SHARES/
                                                                         INDUSTRY                 WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     SLOVAK REPUBLIC .1%
     Nafta Gbely AS .....................................      Utilities Electrical & Gas            6,695    $     57,505
    *Slovnaft AS ........................................              Chemicals                    11,000         156,600
    *Vychodoslovenske Zeleziarne AS .....................           Metals & Mining                 22,857          78,096
                                                                                                              ------------
                                                                                                                   292,201
                                                                                                              ------------
     SOUTH AFRICA 14.0%
     AECI Ltd. ..........................................              Chemicals                    90,300         184,121
     Anglo American Platinum Corp. Ltd. .................           Metals & Mining                 12,240         371,873
     Anglo American PLC .................................           Metals & Mining                132,878       8,570,685
     Barlow Ltd. ........................................            Multi-Industry                548,000       3,944,175
     BOE Ltd. ...........................................          Financial Services            1,578,000       1,538,262
     CG Smith Ltd. ......................................            Multi-Industry                811,100       3,261,531
     Comparex Holdings Ltd. .............................    Data Processing & Reproduction         74,000         518,180
     De Beers/Centenary AG Linked Units .................     Misc Materials & Commodities          61,900       1,800,179
     Del Monte Royal Foods Ltd. .........................      Food & Household Products         1,396,300       1,111,595
     Edgars Consolidated Stores Ltd. ....................          Textiles & Apparel               16,563         211,511
     Fedsure Holdings Ltd. ..............................              Insurance                     9,000          73,111
     Firstrand Ltd. .....................................              Insurance                 1,169,000       1,671,357
     Iscor Ltd. .........................................           Metals & Mining                759,989       2,876,969
     Johnnies Industrial Corporation Ltd. ...............            Multi-Industry                104,300       1,220,081
     Kersaf Investments Ltd. ............................          Leisure & Tourism               266,867       1,062,267
     Liberty Life Association of Africa Ltd. ............              Insurance                   284,392       3,280,558
     Palabora Mining Co. Ltd. ...........................           Metals & Mining                 22,900         166,495
     Rembrandt Group Ltd. ...............................            Multi-Industry                191,600       1,824,169
     Sappi Ltd. .........................................       Forest Products & Paper            184,573       1,823,239
     Sasol Ltd. .........................................            Energy Sources                585,600       4,861,764
     South African Breweries PLC ........................         Beverages & Tobacco              542,380       5,516,326
     Standard Bank Investment Corp. Ltd. ................          Financial Services              199,645         828,748
     Tongaat-Hulett Group Ltd. ..........................            Multi-Industry                211,952       1,790,659
                                                                                                              ------------
                                                                                                                48,507,855
                                                                                                              ------------
     SOUTH KOREA 5.4%
     Hana Bank ..........................................               Banking                    434,544       3,386,803
     Korea Electric Power Corp. .........................      Utilities Electrical & Gas          187,770       5,820,787
     LG Electronics Inc. ................................       Electrical & Electronics             7,826         323,930
     Samsung Electronics Co. Ltd. .......................       Electrical & Electronics            25,295       5,925,557
    *Samsung Heavy Industries Co. Ltd. ..................       Machinery & Engineering            309,215       1,495,016
     Samsung SDI Co. Ltd. ...............................       Electrical & Electronics            42,937       1,784,789
                                                                                                              ------------
                                                                                                                18,736,882
                                                                                                              ------------
     TAIWAN .6%
     China Steel Corp. ..................................           Metals & Mining                450,000         332,643
     Mitac International Corp. ..........................    Data Processing & Reproduction        294,000         450,578
    *Silicon Integrated Systems Co. Ltd. ................       Electrical & Electronics            22,000          74,303
    *Siliconware Precision Industries Co. Ltd. .......... Electronic Components & Instruments      328,000         836,068
    *Sunplus Technology Company Ltd. ....................       Electrical & Electronics            20,000          95,587
     UNI-President Enterprises Corp. ....................      Food & Household Products           519,000         410,107
                                                                                                              ------------
                                                                                                                 2,199,286
                                                                                                              ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                                          SHARES/
                                                                               INDUSTRY                   WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM SECURITIES (CONT.)
     THAILAND 6.3%
     Advanced Info Service Public Co. Ltd., fgn. ...............           Telecommunications               29,000    $    488,356
     Ayudhya Insurance Public Co. Ltd., fgn. ...................               Insurance                     1,500           3,957
    *Bangkok Bank Public Co. Ltd. ..............................                Banking                    423,687         688,647
    *Bangkok Bank Public Co. Ltd., fgn. ........................                Banking                     18,900          47,842
    *Bangkok Insurance Public Co. Ltd. .........................               Insurance                    22,000          72,689
     BEC World Public Co Ltd., fgn. ............................           Telecommunications               81,000         574,101
    *Charoen Pokphand Feedmill Public Co. Ltd., fgn. ...........       Food & Household Products           587,080       1,720,725
    *Hana Microelectronics Co. Ltd., fgn. ......................        Electrical & Electronics            78,900         382,622
     Italian-Thai Development Public Co. Ltd., fgn. ............         Construction & Housing             50,300          56,291
    *Jasmine International Public Co. Ltd., fgn. ...............           Telecommunications              675,700         468,111
    *Land and House Public Co. Ltd., fgn. ......................              Real Estate                  484,933         461,933
    *PTT Exploration & Production Public Co. Ltd., fgn. ........             Energy Sources                 25,600         158,252
     Saha Pathanapibul Public Co. Ltd., fgn. ...................       Food & Household Products           153,800         177,241
     Saha Union Public Co. Ltd., fgn. ..........................             Multi-Industry                391,394         130,360
    *Serm Suk Public Co. Ltd. ..................................       Food & Household Products            31,100         112,699
     Serm Suk Public Co. Ltd., fgn. ............................       Food & Household Products             4,900          24,742
    *Shin Corporations Public Company Ltd., fgn. ...............        Electrical & Electronics           236,000       2,238,636
    *Siam Cement Public Co. Ltd. ...............................    Building Materials & Components         19,850         391,394
     Siam Cement Public Co. Ltd., fgn. .........................    Building Materials & Components        101,650       3,391,042
    *Siam Commercial Bank, 144A, 5.25%, cvt. pfd., fgn. ........                Banking                  1,388,000       1,701,252
    *Siam Commercial Bank, fgn., wts., 6/22/04 .................                Banking                    162,926          67,289
     Siam Makro Public Company Ltd., fgn. ......................             Merchandising                 298,000         420,837
    *Telecomasia Corp. Public Co. Ltd., fgn. ...................           Telecommunications              442,300         577,477
    *Thai Airways International Public Co. Ltd., fgn. ..........             Transportation                402,000         610,552
    *Thai Farmers Bank Public Co. Ltd. .........................                Banking                  1,893,016       2,168,923
    *Thai Farmers Bank Public Co. Ltd., fgn. ...................                Banking                  1,122,050       1,883,537
    *Thai Telephone & Telecommunication Public Co. Ltd.,fgn. ...           Telecommunications               23,500           9,236
     Thai Wacoal Public Co. Ltd., fgn. .........................           Textiles & Apparel               23,700          53,046
    *Total Access Communication Public Co. Ltd. ................           Telecommunications              607,200       2,392,368
    *United Communications Industries, fgn. ....................           Telecommunications              281,500         281,275
                                                                                                                      ------------
                                                                                                                        21,755,432
                                                                                                                      ------------
     TURKEY 3.4%
     Akbank ....................................................                Banking                229,529,552       6,770,783
     Arcelik AS, Br. ...........................................    Appliances & Household Durables     20,972,200       1,372,627
    *Dogan Sirketler Grubu Holding AS ..........................             Multi-Industry             64,405,000       1,899,853
    *Ford Otomotiv Sanayi AS ...................................              Automobiles                1,490,000          65,929
     Haci Omer Sabanci Holding AS ..............................             Multi-Industry             12,396,000         719,900
     Koc Holding AS ............................................             Multi-Industry              4,650,000         857,301
    *Yapi Ve Kredi Bankasi AS ..................................                Banking                  1,820,000          56,204
                                                                                                                      ------------
                                                                                                                        11,742,597
                                                                                                                      ------------
     VENEZUELA 1.9%
     Compania Anonima Nacional Telefonos de Venezuela, ADR .....           Telecommunications              128,600       3,166,775
     Electricidad de Caracas Saica Saca, ADR ...................       Utilities Electrical & Gas          201,871       3,189,484
     Mavesa SA, ADR ............................................       Food & Household Products            48,100         147,306
                                                                                                                      ------------
                                                                                                                         6,503,565
                                                                                                                      ------------
     TOTAL LONG TERM SECURITIES (COST $270,196,332).............                                                       335,021,077
                                                                                                                      ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                        PRINCIPAL
                                                                        AMOUNT**           VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS (COST $11,738,728) 3.4%
U.S. Treasury Bills, 4.990% to 5.405%, with maturities to 3/30/00    $11,800,000         11,743,725
                                                                                       ------------
TOTAL INVESTMENTS (COST $281,935,060) 99.9%.......................                      346,764,802
OTHER ASSETS, LESS LIABILITIES .1% ...............................                          493,804
                                                                                       ------------
TOTAL NET ASSETS 100.0% ..........................................                     $347,258,606
                                                                                       ============

*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (cost $281,935,060)............................    $ 346,764,802
 Receivables:
  Investment securities sold .......................................................        1,261,321
  Fund shares sold .................................................................           23,232
  Dividends and interest ...........................................................          671,146
                                                                                        -------------
   Total assets ....................................................................      348,720,501
                                                                                        -------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................          185,978
  Fund shares redeemed .............................................................           82,694
  To affiliates ....................................................................          388,417
 Funds advanced by custodian .......................................................          576,057
 Accrued expenses ..................................................................          228,749
                                                                                        -------------
   Total liabilities ...............................................................        1,461,895
                                                                                        -------------
Net assets, at value ...............................................................    $ 347,258,606
                                                                                        =============
Net assets consist of:
 Undistributed net investment income ...............................................    $   1,649,089
 Net unrealized appreciation .......................................................       64,829,742
 Accumulated net realized loss .....................................................      (72,122,123)
 Beneficial shares .................................................................      352,901,898
                                                                                        -------------
Net assets, at value ...............................................................    $ 347,258,606
                                                                                        =============
CLASS 1:
 Net asset value per share ($297,604,586 /divided by/ 38,298,961 shares outstanding)    $       $7.77
                                                                                        =============
CLASS 2:
 Net asset value per share ($49,654,020 /divided by/ 6,416,075 shares outstanding)..    $        7.74
                                                                                        =============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Statements (continued)


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment Income:
 (net of foreign taxes of $576,126)...........................
 Dividends ...................................................    $   5,801,893
 Interest ....................................................          291,952
                                                                  -------------
   Total investment income ...................................                       $   6,093,845
Expenses:
 Management fees (Note 3) ....................................        3,292,465
 Administrative fees (Note 3) ................................          254,273
 Distribution fees - Class 2 (Note 3) ........................           76,418
 Custodian fees ..............................................          331,100
 Reports to shareholders .....................................           23,800
 Professional fees ...........................................           49,100
 Trustees' fees and expenses .................................            2,600
 Other .......................................................            5,266
                                                                  -------------
   Total expenses ............................................                           4,035,022
                                                                                     -------------
     Net investment income ...................................                           2,058,823
                                                                                     -------------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments (net of foreign taxes of $280,564)..............      (41,624,843)
  Foreign currency transactions ..............................         (302,440)
                                                                  -------------
   Net realized loss .........................................                         (41,927,283)
   Net unrealized appreciation on investments ................                         153,871,630
                                                                                     -------------
Net realized and unrealized gain .............................                         111,944,347
                                                                                     -------------
Net increase in net assets resulting from operations .........                       $ 114,003,170
                                                                                     =============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                     1999               1998
                                                                               -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................    $   2,058,823      $   2,988,307
  Net realized loss from investments and foreign currency transactions .....      (41,927,283)       (24,805,823)
  Net unrealized appreciation (depreciation) on investments ................      153,871,630        (20,073,422)
                                                                               -----------------------------------
    Net increase (decrease) in net assets resulting from operations ........      114,003,170        (41,890,938)
 Distributions to shareholders from:
  Net investment income:
   Class 1 .................................................................       (2,683,606)        (2,577,815)
   Class 2 .................................................................         (248,619)          (175,034)
  Net realized gains:
   Class 1 .................................................................               --         (1,492,419)
   Class 2 .................................................................               --           (107,443)
 Fund share transactions (Note 2):
   Class 1 .................................................................       18,804,002         60,604,424
   Class 2 .................................................................       19,412,917         10,581,714
                                                                               -----------------------------------
    Net increase in net assets .............................................      149,287,864         24,942,489
Net assets:
 Beginning of year .........................................................      197,970,742        173,028,253
                                                                               -----------------------------------
 End of year ...............................................................    $ 347,258,606      $ 197,970,742
                                                                               ===================================
Undistributed net investment income included in net assets:
 End of year ...............................................................    $   1,649,089      $   2,509,738
                                                                               ===================================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers in countries having developing markets. The following summarizes the Fund's significant accounting policies.

a.  SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of December 31, 1999, the Fund has investments with a value of approximately $1 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                              1999                            1998
                                                ---------------------------------------------------------------
                                                     SHARES          AMOUNT           SHARES         AMOUNT
CLASS 1 SHARES:                                 ---------------------------------------------------------------

Shares sold ...................................     5,134,763    $  32,419,782      11,021,993    $ 62,483,672
Shares issued on reinvestment of distributions        562,601        2,683,606         591,604       4,070,234
Shares redeemed ...............................    (2,600,039)     (16,299,386)     (1,052,335)     (5,949,482)
                                                ---------------------------------------------------------------
Net increase ..................................     3,097,325    $  18,804,002      10,561,262    $ 60,604,424
                                                ===============================================================

                                                                     YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              1999                             1998
                                                -----------------------------------------------------------------
                                                     SHARES          AMOUNT           SHARES          AMOUNT
CLASS 2 SHARES:                                 -----------------------------------------------------------------

Shares sold ...................................     9,564,512    $  65,272,741       4,365,526    $  23,618,013
Shares issued on reinvestment of distributions         52,231          248,619          41,058          282,477
Shares redeemed ...............................    (6,579,693)     (46,108,443)     (2,472,343)     (13,318,776)
                                                -----------------------------------------------------------------
Net increase ..................................     3,037,050    $  19,412,917       1,934,241    $  10,581,714
                                                =================================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.15%    First $200 million
   0.135%   Over $200 million, up to and including $700 million
   0.10%    Over $700 million, up to and including $1.2 billion
   0.075%   Over $1.2 billion

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $286,689,349 was as follows:

  Unrealized appreciation .............  $  81,973,739
  Unrealized depreciation .............    (21,898,286)
                                         -------------
  Net unrealized appreciation .........  $  60,075,453
                                         =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on sales of securities and foreign currencies.

At December 31, 1999, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:

  2006 .........  $22,575,577
  2007 .........   41,793,231
                  -----------
                  $64,368,808
                  ===========

At December 31, 1999, the Fund had deferred capital and currency losses occurring subsequent to October 31, 1999 of $3,500,000. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $182,868,345 and $153,443,658, respectively.

6. CREDIT FACILITY

Certain Franklin Templeton Funds, including Templeton Developing Markets Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.

7. SUBSEQUENT EVENT

On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton Developing Markets Equity Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON DEVELOPING MARKETS FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the periods prior to December 31, 1999 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.


/s/PRICEWATERHOUSECOOPERS LLP


Ft. Lauderdale, Florida
January 28, 2000 except for Note 7, as to which the date is February 8, 2000

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON DEVELOPING MARKETS FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.


None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.


On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON INTERNATIONAL FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON INTERNATIONAL FUND SEEKS LONG-TERM CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN THE EQUITY SECURITIES
OF COMPANIES LOCATED OUTSIDE THE UNITED STATES, INCLUDING EMERGING MARKETS.
--------------------------------------------------------------------------------

During the year under review, global investors had to contend with the uncertainties related to introduction of the euro, currency devaluation in Brazil, and Y2K fears. On the plus side, many Asian economies improved markedly, inflation appeared to be under control, and the Internet was revolutionizing many global economies. As we exited the year, unbridled optimism appeared to reign, as money flowed into most equity markets. However, this money pushed growth sectors such as telecommunications and technology to unprecedented levels, while bypassing (except for a brief second quarter flurry) value investors like us.




EUROPE

The introduction of the euro on January 1, 1999, proved disappointing, apparently due to investor concerns that European governments might interfere in the free market by bailing out struggling companies there. The euro's weakness benefited the operations of export-oriented companies, and the Fund's performance was helped by its holdings in European oil, metals, and paper companies. If economic indicators pick up across the continent, such cyclical shares could continue to perform well in the first half of 2000. The most significant hurdle for value investors during the year was "Internet fever" and the willingness of investors to pay increasingly higher prices for shares of telecommunications and technology companies. Fund holdings included such companies at the beginning of the reporting period, but we sold many of them in early 1999, missing out on much of the technology rally during the latter part of the year. On December 31, 1999, the Fund's European exposure was 53.0%, compared with 58.6% 12 months earlier.


[This chart shows in pie format the geographic distribution of the Templeton International Fund, based on total net assets as of 12/31/99.]

Europe                                              53.0%
Asia                                                18.6%
Latin America                                       11.2%
Australia                                            5.7%
North America                                        3.9%
Middle East & Africa                                 2.5%
Short-Term Investments & Other Net Assets            5.1%

[This  chart  lists  the  top  10  countries   represented   in  the   Templeton
International Fund, based on total net assets as of 12/31/99.]

 TOP 10 COUNTRIES
 Templeton International Fund
 12/31/99
                      % OF TOTAL
 COUNTRY              NET ASSETS
--------------------------------
   United Kingdom        14.7%
   Japan                 10.5%
   France                 8.5%
   Netherlands            7.0%
   Australia              5.7%
   Hong Kong              5.1%
   Brazil                 4.9%
   Finland                4.1%
   Germany                4.1%
   Switzerland            3.3%


ASIA

In Asia, many equity markets turned in strong performances, as the region continued to rebound from 1997-98 economic crises. Helped by robust exports to developed countries, many Asian firms appeared to successfully restructure operations and improve their balance sheets. During the period, we initiated positions in a handful of Japanese companies which, combined with share price appreciation in many of our other Asian holdings, increased our weighting in Asia from 12.5% to 18.6%.

LATIN AMERICA

Although most Latin American stock markets were extremely volatile during 1999, the key markets of Mexico and Brazil turned in relatively strong performances. Aided by its proximity to the booming U.S. economy, Mexico was the best-performing market in the region. After months of currency-induced turmoil, Brazilian interest rates stabilized, and its stock market recovered during the latter part of the year. Driven by increasing market value, our holdings in Latin America increased from 9.2% to 11.2% during 1999.

FUND SPECIFICS

During the reporting period, performance of the Templeton International Fund was similar to that of the Morgan Stanley Capital International/R/ Europe, Australasia, Far East Index. Strong showings by our technology and telecommunication stocks (Koninklijke Philips Electronics NV, Sony Corp., Hutchison Whampoa Ltd., British Telecommunications PLC, and Alcatel SA) and emerging market holdings (Telefonos de Mexico SA (Telmex), L, ADR, Pohang Iron and Steel Co. Ltd., and Anglo American Platinum Corp. Ltd.) were offset by poor performance in our interest rate sensitive holdings (Scor SA, XL Capital Ltd., A, Zurich Allied AG, Thames Water Group PLC, and Ace Ltd.). However, we believe that concerns about potentially rising interest rates were overstated and that some sectors, notably insurance, offer attractive value.

Attempting to take advantage of what we believed were unsustainably high valuations during the period, we took profits in several positions -- most notably British Telecommunications PLC, BG PLC, Cable and Wireless Optus Ltd., Hutchison Whampoa Ltd., and Koninklijke Philips Electronic NV. We used the proceeds from such sales to purchase a number of stocks, including Hitachi Ltd., Nippon Telegraph & Telephone Corp., Nintendo Co. Ltd., Nomura Securities Co. Ltd., Australia and New Zealand Banking Group Ltd., Portugal Telecom SA, CLP Holdings Ltd., Akzo Nobel NV, Repsol SA, Br., and BASF AG.

LOOKING FORWARD

Despite concerns about short-term valuations, we are optimistic about long-term prospects for international equity markets. Although we acknowledge the tremendous growth offered by the Internet, we believe many "old economy" shares are undervalued, and we intend to maintain the Fund's diversification, reduce its volatility, and position it for strong long-term performance by continuing to purchase out-of-favor securities trading at low valuations.

It is important to remember that investments in foreign securities involve special risks including change in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. Small-company securities may have greater price swings than mid- or large-company securities. These risks are discussed in the prospectus.

We thank you for investing in Templeton International Fund and welcome your comments or suggestions.

Sincerely,

/s/PETER A. NORI

Peter A. Nori
Portfolio Manager
Templeton International Fund

 This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

[This chart lists the top 10 equity holdings, including industry and country, of the Templeton International Fund, based on total net assets as of 12/31/99.]

  TOP 10 EQUITY HOLDINGS
  Templeton International Fund
  12/31/99

  COMPANY,                         % OF TOTAL
  INDUSTRY, COUNTRY                NET ASSETS
----------------------------------------------
   Sony Corp.,
   APPLIANCES & HOUSEHOLD
   DURABLES, JAPAN                    3.8%

   Alcatel SA,
   ELECTRICAL & ELECTRONICS,
   FRANCE                             2.7%

   Koninklijke Philips
   Electronics NV,
   ELECTRICAL & ELECTRONICS,
   NETHERLANDS                        2.5%

   Nomura Securities
   Co. Ltd.,
   FINANCIAL SERVICES, JAPAN          1.9%

   Telefonos de Mexico SA
   (Telmex), L, ADR,
   TELECOMMUNICATIONS,
   MEXICO                             1.9%

   Nippon Telegraph &
   Telephone Corp.,
   TELECOMMUNICATIONS,
   JAPAN                              1.8%

   Total Fina SA, B,
   ENERGY SOURCES, FRANCE             1.8%

   Telecomunicacoes
   Brasileiras SA (Telebras),
   ADR, pfd.,
   TELECOMMUNICATIONS,
   BRAZIL                             1.7%

   Merita AS,
   BANKING, FINLAND                   1.7%

   Cheung Kong
   Holdings Ltd.,
   MULTI-INDUSTRY, HONG
   KONG                               1.7%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

TEMPLETON INTERNATIONAL FUND -- CLASS 1


   EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (5/1/92 -- 12/31/99)

The graph below compares the performance of Templeton International Fund -- Class 1 and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI/R/ EAFE/R/) Index, as well as the Consumer Price Index (CPI). The Fund's total return represents the change in value of an investment over the period shown and assumes reinvestment of dividends and capital gains at net asset value. The MSCI EAFE Index includes approximately 1,000 companies representing the stock markets of 21 countries, and includes reinvested dividends. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are MSCI and Standard & Poor's/R/ Micropal (U.S. Bureau of Labor Statistics).


[The   following   line  graph   compares  the  performance of  the Templeton
International Fund - Class 1 to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index and the Consumer Price Index, based on a $10,000 investment from 5/1/92 - 12/31/99.]


                           TEMPLETON            MSCI
                         INTERNATIONAL          EAFE
                         FUND- CLASS I          INDEX                       CPI
                  ----------------------------------------------------------------
       05/01/1992            $10,000            $10,000                   $10,000
       05/31/1992             $9,960            $10,650                   $10,014
       06/30/1992             $9,720            $10,148                   $10,050
       07/31/1992             $9,570             $9,891                   $10,071
       08/31/1992             $9,470            $10,515                   $10,099
       09/30/1992             $9,270            $10,311                   $10,128
       10/31/1992             $9,170             $9,773                   $10,163
       11/30/1992             $9,250             $9,868                   $10,177
       12/31/1992             $9,390             $9,922                   $10,170
       01/31/1993             $9,440             $9,924                   $10,220
       02/28/1993             $9,740            $10,227                   $10,256
       03/31/1993            $10,040            $11,121                   $10,292
       04/30/1993            $10,370            $12,179                   $10,320
       05/31/1993            $10,640            $12,440                   $10,335
       06/30/1993            $10,580            $12,249                   $10,349
       07/31/1993            $10,770            $12,680                   $10,349
       08/31/1993            $11,610            $13,367                   $10,378
       09/30/1993            $11,570            $13,069                   $10,400
       10/31/1993            $12,460            $13,475                   $10,443
       11/30/1993            $12,510            $12,300                   $10,450
       12/31/1993            $13,830            $13,191                   $10,450
       01/31/1994            $14,610            $14,309                   $10,478
       02/28/1994            $14,040            $14,273                   $10,514
       03/31/1994            $13,328            $13,661                   $10,550
       04/30/1994            $13,461            $14,243                   $10,565
       05/31/1994            $13,543            $14,165                   $10,572
       06/30/1994            $13,113            $14,368                   $10,608
       07/31/1994            $13,880            $14,510                   $10,636
       08/31/1994            $14,402            $14,856                   $10,679
       09/30/1994            $14,105            $14,391                   $10,708
       10/31/1994            $14,290            $14,874                   $10,715
       11/30/1994            $13,666            $14,163                   $10,729
       12/31/1994            $13,522            $14,254                   $10,729
       01/31/1995            $13,164            $13,710                   $10,772
       02/28/1995            $13,338            $13,675                   $10,815
       03/31/1995            $13,338            $14,531                   $10,851
       04/30/1995            $13,990            $15,082                   $10,887
       05/31/1995            $14,425            $14,906                   $10,909
       06/30/1995            $14,611            $14,648                   $10,930
       07/31/1995            $15,335            $15,564                   $10,930
       08/31/1995            $14,953            $14,974                   $10,959
       09/30/1995            $15,335            $15,270                   $10,981
       10/31/1995            $14,963            $14,864                   $11,017
       11/30/1995            $15,232            $15,281                   $11,009
       12/31/1995            $15,656            $15,901                   $11,002
       01/31/1996            $16,122            $15,970                   $11,066
       02/29/1996            $16,349            $16,028                   $11,102
       03/31/1996            $16,391            $16,372                   $11,160
       04/30/1996            $16,993            $16,853                   $11,203
       05/31/1996            $17,225            $16,547                   $11,224
       06/30/1996            $17,362            $16,644                   $11,231
       07/31/1996            $16,740            $16,161                   $11,252
       08/31/1996            $17,331            $16,201                   $11,274
       09/30/1996            $17,668            $16,635                   $11,310
       10/31/1996            $18,017            $16,469                   $11,346
       11/30/1996            $18,967            $17,129                   $11,368
       12/31/1996            $19,421            $16,912                   $11,368
       01/31/1997            $19,684            $16,325                   $11,404
       02/28/1997            $19,926            $16,595                   $11,439
       03/31/1997            $20,080            $16,659                   $11,468
       04/30/1997            $20,080            $16,752                   $11,482
       05/31/1997            $20,968            $17,846                   $11,475
       06/30/1997            $22,218            $18,835                   $11,489
       07/31/1997            $23,183            $19,143                   $11,502
       08/31/1997            $22,076            $17,717                   $11,524
       09/30/1997            $23,896            $18,714                   $11,553
       10/31/1997            $21,999            $17,280                   $11,582
       11/30/1997            $21,889            $17,107                   $11,575
       12/31/1997            $22,131            $17,261                   $11,561
       01/31/1998            $22,295            $18,054                   $11,583
       02/28/1998            $23,995            $19,216                   $11,605
       03/31/1998            $25,610            $19,813                   $11,627
       04/30/1998            $25,961            $19,974                   $11,648
       05/31/1998            $25,622            $19,882                   $11,669
       06/30/1998            $25,318            $20,036                   $11,683
       07/31/1998            $25,540            $20,244                   $11,697
       08/31/1998            $21,845            $17,740                   $11,711
       09/30/1998            $21,131            $17,201                   $11,725
       10/31/1998            $22,815            $18,999                   $11,753
       11/30/1998            $24,113            $19,977                   $11,753
       12/31/1998            $24,195            $20,770                   $11,746
       01/31/1999            $23,903            $20,714                   $11,774
       02/28/1999            $23,225            $20,224                   $11,789
       03/31/1999            $24,411            $21,074                   $11,824
       04/30/1999            $26,414            $21,932                   $11,910
       05/31/1999            $25,392            $20,808                   $11,910
       06/30/1999            $26,683            $21,624                   $11,910
       07/31/1999            $26,844            $22,272                   $11,946
       08/31/1999            $26,817            $22,357                   $11,975
       09/30/1999            $26,333            $22,588                   $12,032
       10/31/1999            $26,441            $23,439                   $12,054
       11/30/1999            $27,476            $24,258                   $12,061
       12/31/1999            $29,909            $26,440                   $12,061



The historical performance figures shown pertain only to the Fund's Class 1 shares.


              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


 Templeton International Fund -- Class 1
 Periods ended 12/31/99
                                                                                                 SINCE
                                                                                               INCEPTION
                                                                  1-YEAR         5-YEAR         (5/1/92)
-----------------------------------------------------------------------------------------------------------
 Cumulative Total Return                                             23.61%        121.18%       199.09%
 Average Annual Total Return                                         23.61%         17.21%        15.36%
 Value of $10,000 Investment                                   $    12,361     $   22,118     $  29,909
                                   12/31/95       12/31/96        12/31/97       12/31/98      12/31/99
--------------------------------------------------------------------------------------------------------
 One-Year Total Return             15.78%         24.04%             13.95%          9.33%        23.61%


TEMPLETON INTERNATIONAL FUND -- CLASS 1

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


               Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Highlights


                                                                                 CLASS 1
                                                -------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                 1999/dagger/        1998           1997           1996           1995
                                                -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........    $    20.69       $  20.18       $  18.40       $  15.13      $  13.22
                                                -------------------------------------------------------------------------
Income from investment operations:
  Net investment income .....................           .33            .60            .49            .43           .23
  Net realized and unrealized gains .........          3.78           1.29           2.01           3.15          1.83
                                                -------------------------------------------------------------------------
Total from investment operations ............          4.11           1.89           2.50           3.58          2.06
                                                -------------------------------------------------------------------------
Less distributions from:
  Net investment income .....................        (  .57)        (  .49)        (  .51)        (  .24)       (  .10)
  Net realized gains ........................        ( 1.98)        (  .89)        (  .21)        (  .07)       (  .05)
                                                -------------------------------------------------------------------------
Total distributions .........................        ( 2.55)        ( 1.38)        (  .72)        (  .31)       (  .15)
                                                -------------------------------------------------------------------------
Net asset value, end of year ................    $    22.25       $  20.69       $  20.18        $ 18.40      $  15.13
                                                =========================================================================
Total Return* ...............................         23.61%          9.33%         13.95%         24.04%        15.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $1,056,798       $980,470       $938,410       $682,984      $353,141
Ratios to average net assets:
  Expenses ..................................           .85%           .86%           .81%           .65%          .71%
  Net investment income .....................          1.69%          2.81%          2.70%          3.23%         2.36%
Portfolio turnover rate .....................         30.04%         29.56%         16.63%          9.46%         5.19%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. /dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Highlights (continued)


                                                                      CLASS 2
                                                ----------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------
                                                 1999/dagger//dagger/        1998       1997/dagger/
                                                ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........         $  20.61             $ 20.14      $ 18.40
                                                ----------------------------------------------------
Income from investment operations:
  Net investment income .....................              .25                 .59          .07
  Net realized and unrealized gains .........             3.78                1.25         1.67
                                                ----------------------------------------------------
Total from investment operations ............             4.03                1.84         1.74
                                                ----------------------------------------------------
Less distributions from:
  Net investment income .....................           (  .53)             (  .48)          --
  Net realized gains ........................           ( 1.98)             (  .89)          --
                                                ----------------------------------------------------
Total distributions .........................           ( 2.51)             ( 1.37)          --
                                                ----------------------------------------------------
Net asset value, end of year ................         $  22.13             $ 20.61      $ 20.14
                                                ====================================================
Total Return* ...............................            23.23%               9.08%        9.46%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............         $101,365             $39,886      $17,606
Ratios to average net assets:
  Expenses ..................................             1.10%               1.11%        1.13%**
  Net investment income .....................             1.26%               2.69%        1.14%**
Portfolio turnover rate .....................            30.04%              29.56%       16.63%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                  COUNTRY           SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 90.0%
     AEROSPACE & MILITARY TECHNOLOGY .2%
     Hong Kong Aircraft Engineering Co. Ltd. .............       Hong Kong         1,160,200     $    1,925,333
                                                                                                 --------------
     APPLIANCES & HOUSEHOLD DURABLES 3.8%
     Sony Corp. ..........................................         Japan             147,030         43,597,485
                                                                                                 --------------
     AUTOMOBILES 3.4%
     Autoliv Inc., SDR ...................................        Sweden             358,450         10,494,303
     Fiat SpA ............................................         Italy             255,250          7,285,148
     Volkswagen AG .......................................        Germany            156,000          8,794,926
     Volvo AB, B .........................................        Sweden             475,580         12,301,893
                                                                                                 --------------
                                                                                                     38,876,270
                                                                                                 --------------
     BANKING 8.1%
     Australia & New Zealand Banking Group Ltd. ..........       Australia         1,745,350         12,696,850
     Bank Austria AG, 144A ...............................        Austria            230,146         12,975,109
     Credicorp Ltd. ......................................         Peru              292,160          3,505,920
     Foreningssparbanken AB, A ...........................        Sweden             228,000          3,350,970
     HSBC Holdings PLC, ADR ..............................       Hong Kong           180,600         12,890,325
    *Merita AS ...........................................        Finland          3,400,000         19,989,933
     National Bank of Canada .............................        Canada             440,000          5,629,712
     National Westminster Bank PLC .......................    United Kingdom         574,342         12,372,899
     Unidanmark AS, A ....................................        Denmark            150,000         10,550,093
                                                                                                 --------------
                                                                                                     93,961,811
                                                                                                 --------------
     BROADCASTING & PUBLISHING 1.0%
     Wolters Kluwer NV ...................................      Netherlands          345,050         11,671,882
                                                                                                 --------------
     BUILDING MATERIALS & COMPONENTS .7%
     Caradon PLC .........................................    United Kingdom       3,265,240          8,232,097
                                                                                                 --------------
     CHEMICALS 4.3%
     Akzo Nobel NV .......................................      Netherlands          352,800         17,687,949
     BASF AG .............................................        Germany            273,530         14,291,963
    *Clariant AG .........................................      Switzerland           24,700         11,772,245
     Kemira OY ...........................................        Finland          1,088,632          6,630,649
                                                                                                 --------------
                                                                                                     50,382,806
                                                                                                 --------------
     DATA PROCESSING & REPRODUCTION .8%
    *Newbridge Networks Corp. ............................        Canada             418,260          9,436,991
                                                                                                 --------------
     ELECTRICAL & ELECTRONICS 7.4%
    *ABB Ltd. ............................................      Switzerland           64,840          7,929,413
     Alcatel SA ..........................................        France             134,405         30,851,042
     Hitachi Ltd. ........................................         Japan           1,067,000         17,124,627
     Koninklijke Philips Electronics NV ..................      Netherlands          210,312         28,583,630
    *Thomson Multimedia ..................................        France              33,800          1,820,497
                                                                                                 --------------
                                                                                                     86,309,209
                                                                                                 --------------
     ENERGY SOURCES 5.3%
     Perez Companc SA, B .................................       Argentina         1,135,000          5,812,014
     Repsol SA, Br. ......................................         Spain             807,000         18,702,446
     Shell Transport & Trading Co. PLC ...................    United Kingdom       1,913,742         15,904,808
     Total Fina SA, B ....................................        France             155,135         20,694,038
                                                                                                 --------------
                                                                                                     61,113,306
                                                                                                 --------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                  COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     FINANCIAL SERVICES 5.8%
     AXA SA ..............................................        France           130,000      $ 18,113,360
     ING Groep NV ........................................      Netherlands        214,846        12,964,733
     Lend Lease Corp. Ltd. ...............................       Australia       1,040,000        14,570,091
     Nomura Securities Co. Ltd. ..........................         Japan         1,210,000        21,847,140
                                                                                                ------------
                                                                                                  67,495,324
                                                                                                ------------
     FOOD & HOUSEHOLD PRODUCTS 2.0%
     Northern Foods PLC ..................................    United Kingdom     3,278,607         5,219,109
     Panamerican Beverages Inc., A .......................        Mexico           290,000         5,963,125
     Tate & Lyle PLC .....................................    United Kingdom     1,763,000        11,567,755
                                                                                                ------------
                                                                                                  22,749,989
                                                                                                ------------
     FOREST PRODUCTS & PAPER 1.9%
     Stora Enso OYJ, R, fgn. .............................        Finland          435,426         7,474,685
     UPM-Kymmene Corporation .............................        Finland          351,000        14,134,703
                                                                                                ------------
                                                                                                  21,609,388
                                                                                                ------------
     HEALTH & PERSONAL CARE 3.8%
     Aventis SA ..........................................        France           279,800        16,253,358
     Medeva PLC ..........................................    United Kingdom     3,190,000         9,073,484
     Teva Pharmaceutical Industries Ltd., ADR ............        Israel           253,940        18,204,324
                                                                                                ------------
                                                                                                  43,531,166
                                                                                                ------------
     INDUSTRIAL COMPONENTS .4%
     Madeco Manufacturera de Cobre SA, ADR ...............         Chile           190,000         2,113,750
     Yamato Kogyo Co. Ltd. ...............................         Japan           446,000         2,012,096
                                                                                                ------------
                                                                                                   4,125,846
                                                                                                ------------
     INSURANCE 5.4%
     Ace Ltd. ............................................        Bermuda          320,545         5,349,095
     Muenchener Rueckversicherungs-Gesellschaft ..........        Germany           54,520        13,886,600
     Partnerre Ltd. ......................................        Bermuda          169,000         5,481,938
     Scor SA .............................................        France           250,000        11,023,860
     XL Capital Ltd., A ..................................        Bermuda          170,450         8,842,094
     Zurich Allied AG ....................................      Switzerland         32,300        18,416,578
                                                                                                ------------
                                                                                                  63,000,165
                                                                                                ------------
     MACHINERY & ENGINEERING .6%
     Invensys PLC ........................................    United Kingdom     1,318,675         7,096,640
                                                                                                ------------
     MERCHANDISING 2.6%
     David Jones Ltd. ....................................       Australia       2,225,500         2,016,235
     Marks & Spencer PLC .................................    United Kingdom     3,138,000        14,922,451
     Safeway PLC .........................................    United Kingdom     3,247,408        11,178,595
     Storehouse ..........................................    United Kingdom     3,498,781         2,530,350
                                                                                                ------------
                                                                                                  30,647,631
                                                                                                ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                  COUNTRY          SHARES           VALUE
--------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     METALS & MINING 6.1%
     Angang New Steel Company Ltd., H, 144A ..............         China         22,414,000     $  1,787,699
     Anglo American Platinum Corp. Ltd. ..................     South Africa         349,009       10,603,523
     Barrick Gold Corp. ..................................        Canada            605,900       10,790,459
     Boehler Uddeholm AG .................................        Austria            31,505        1,452,662
     Boehler Uddeholm AG, 144A ...........................        Austria            33,800        1,558,482
     Chongqing Iron & Steel Ltd., H ......................         China         25,564,000        1,233,228
     Corus Group PLC .....................................    United Kingdom      4,090,000       10,674,968
     Industrias Penoles SA ...............................        Mexico          1,893,000        5,454,237
     Ispat International NV, A ...........................      Netherlands         227,600        3,670,050
     Pohang Iron & Steel Co. Ltd. ........................      South Korea          85,000        9,715,769
     WMC Ltd. ............................................       Australia        2,399,500       13,232,276
                                                                                                ------------
                                                                                                  70,173,353
                                                                                                ------------
     MULTI-INDUSTRY 4.5%
     Broken Hill Proprietary Co. Ltd. ....................       Australia        1,210,543       15,895,216
     Cheung Kong Holdings Ltd. ...........................       Hong Kong        1,520,000       19,309,191
     Elementis PLC .......................................    United Kingdom      2,092,174        2,721,852
     Next PLC ............................................    United Kingdom        775,500        7,444,559
     Saab AB, B ..........................................        Sweden            726,900        7,008,325
                                                                                                ------------
                                                                                                  52,379,143
                                                                                                ------------
     REAL ESTATE .1%
     New Asia Realty and Trust Co. Ltd., A ...............       Hong Kong        1,373,000        1,704,438
                                                                                                ------------
     RECREATION & OTHER CONSUMER GOODS 1.0%
     Nintendo Co. Ltd. ...................................         Japan             67,200       11,067,926
                                                                                                ------------
     TELECOMMUNICATIONS 8.9%
     Cia de Telecomunicaciones de Chile SA, ADR ..........         Chile            431,500        7,874,875
     Korea Telecom Corp., ADR ............................      South Korea         104,200        7,788,950
     Nippon Telegraph & Telephone Corp. ..................         Japan              1,210       20,722,219
     Portugal Telecom SA .................................       Portugal         1,644,050       18,024,468
     Telecom Italia SpA, di Risp .........................         Italy          1,887,750       11,505,526
     Telefonica de Argentina SA, B, ADR ..................       Argentina          368,800       11,386,700
     Telefonica del Peru SA, B ...........................         Peru           3,000,000        3,907,653
     Telefonica del Peru SA, B, ADR ......................         Peru              29,000          387,875
     Telefonos de Mexico SA (Telmex), L, ADR .............        Mexico            191,300       21,521,250
                                                                                                ------------
                                                                                                 103,119,516
                                                                                                ------------
     TRANSPORTATION 4.4%
     British Airways PLC .................................    United Kingdom      1,400,000        9,118,089
     Hitachi Zosen Corp. .................................         Japan          3,342,000        2,518,315
     Koninklijke Nedlloyd Groep NV .......................      Netherlands         216,300        6,053,700
     Mayne Nickless Ltd., A ..............................       Australia        3,227,820        8,327,917
     Peninsular & Oriental Steam Navigation Co. ..........    United Kingdom        833,414       13,846,011
     Seino Transportation Co. Ltd. .......................         Japan            552,000        2,927,866
     Singapore Airlines Ltd., fgn. .......................       Singapore          736,500        8,357,760
                                                                                                ------------
                                                                                                  51,149,658
                                                                                                ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                        COUNTRY           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     UTILITIES ELECTRICAL & GAS 7.5%
     CLP Holdings Ltd. .........................................................       Hong Kong        2,282,000    $   10,509,500
     Evn AG ....................................................................        Austria            27,225         4,111,296
     Gener SA, ADR .............................................................         Chile            303,800         4,708,900
     Hong Kong Electric Holdings Ltd. ..........................................       Hong Kong        4,062,365        12,698,973
     Iberdrola SA, Br. .........................................................         Spain            807,900        11,191,688
     Korea Electric Power Corp. ................................................      South Korea         184,000         5,703,919
     National Grid Group PLC ...................................................    United Kingdom        953,785         7,236,971
     National Power PLC ........................................................    United Kingdom      1,972,900        11,350,783
     Thames Water Group PLC ....................................................    United Kingdom        747,372         9,221,819
     Veba AG ...................................................................        Germany           221,850        10,832,301
                                                                                                                     --------------
                                                                                                                         87,566,150
                                                                                                                     --------------
     TOTAL COMMON STOCKS (COST $806,195,779)....................................                                      1,042,923,523
                                                                                                                     --------------
     PREFERRED STOCKS 4.9%
     Banco Bradesco SA, pfd. ...................................................        Brazil        896,769,450         7,034,167
    *Banco Bradesco SA, pfd., rts., 2/09/00 ....................................        Brazil         58,230,910           231,119
     Cia Vale do Rio Doce, A, ADR, pfd. ........................................        Brazil            350,400         9,698,312
     Embratel Participacoes SA, ADR, pfd. ......................................        Brazil            420,490        11,458,352
     Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................        Brazil            156,170        20,067,845
    *Telecomunicacoes de Minas Gerais Celular Telemig, pfd. ....................        Brazil          1,705,000            31,089
     Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................        Brazil            334,800         8,181,675
     Telecomunicacoes de Sao Paulo SA, pfd. ....................................        Brazil          4,866,533           117,993
                                                                                                                     --------------
     TOTAL PREFERRED STOCKS (COST $45,198,099)..................................                                         56,820,552
                                                                                                                     --------------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $851,393,878)..........                                      1,099,744,075
                                                                                                                     --------------
                                                                                                       PRINCIPAL
                                                                                                       AMOUNT**
  (a)REPURCHASE AGREEMENT (COST $46,236,000) 4.0%                                                    -------------
     Morgan Stanley Group Inc., 3.00%, 1/03/00 (Maturity Value $46,247,559)
     Collaterized by U.S. Treasury Notes and Bonds .............................     United States   $ 46,236,000        46,236,000
                                                                                                                     --------------
     TOTAL INVESTMENTS (COST $897,629,878) 98.9%................................                                      1,145,980,075
     OTHER ASSETS, LESS LIABILITIES 1.1% .......................................                                         12,182,392
                                                                                                                     --------------
     TOTAL NET ASSETS 100.0% ...................................................                                     $1,158,162,467
                                                                                                                     ==============

*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS.
(a)AT DECEMBER 31, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (cost $851,393,878)..............................     $ 1,099,744,075
 Repurchase agreement, at value and cost .............................................          46,236,000
 Cash ................................................................................           1,378,810
 Receivables:
  Fund shares sold ...................................................................           9,285,773
  Dividends and interest .............................................................           2,904,928
                                                                                           ---------------
   Total assets ......................................................................       1,159,549,586
                                                                                           ---------------
Liabilities:
 Payables:
  Fund shares redeemed ...............................................................             276,530
  To affiliates ......................................................................             768,409
 Accrued expenses ....................................................................             342,180
                                                                                           ---------------
   Total liabilities .................................................................           1,387,119
                                                                                           ---------------
Net assets, at value .................................................................     $ 1,158,162,467
                                                                                           ---------------
Net assets consist of:
 Undistributed net investment income .................................................     $    16,772,639
 Net unrealized appreciation .........................................................         248,350,197
 Accumulated net realized gain .......................................................          85,993,533
 Beneficial shares ...................................................................         807,046,098
                                                                                           ---------------
Net assets, at value .................................................................     $ 1,158,162,467
                                                                                           ===============
CLASS 1:
 Net asset value per share ($1,056,797,780 /divided by/ 47,499,837 shares outstanding)     $         22.25
                                                                                           ===============
CLASS 2:
 Net asset value per share ($101,364,687 /divided by/ 4,579,718 shares outstanding)...     $         22.13
                                                                                           ===============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment Income:
 (net of foreign taxes of $2,498,891)
 Dividends ...................................................    $ 24,736,406
 Interest ....................................................       1,596,969
                                                                  ------------
   Total investment income ...................................                     $ 26,333,375
Expenses:
 Management fees (Note 3) ....................................       7,168,839
 Administrative fees (Note 3) ................................       1,004,768
 Distribution fees - Class 2 (Note 3) ........................         163,550
 Custodian fees ..............................................         379,800
 Reports to shareholders .....................................         239,500
 Professional fees ...........................................          51,500
 Trustees' fees and expenses .................................           3,700
 Other .......................................................             840
                                                                  ------------
   Total expenses ............................................                        9,012,497
                                                                                   ------------
    Net investment income ....................................                       17,320,878
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................      86,278,283
  Foreign currency transactions ..............................      (1,280,740)
                                                                  ------------
   Net realized gain .........................................                       84,997,543
   Net unrealized appreciation on investments ................                      128,046,409
                                                                                   ------------
Net realized and unrealized gain .............................                      213,043,952
                                                                                   ------------
Net increase in net assets resulting from operations .........                     $230,364,830
                                                                                   ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                 1999                 1998
                                                                          ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................     $   17,320,878       $   28,896,330
  Net realized gain from investments and foreign currency transactions          84,997,543           95,878,753
  Net unrealized appreciation (depreciation) on investments ...........        128,046,409          (37,191,402)
                                                                          ---------------------------------------
    Net increase in net assets resulting from operations ..............        230,364,830           87,583,681
 Distributions to shareholders from:
  Net investment income:
   Class 1 ............................................................        (26,406,410)         (22,916,242)
   Class 2 ............................................................         (1,047,921)            (505,990)
  Net realized gains:
   Class 1 ............................................................        (91,727,528)         (40,971,463)
   Class 2 ............................................................         (3,898,692)            (929,242)
 Fund share transactions (Note 2):
   Class 1 ............................................................        (14,797,710)          22,012,097
   Class 2 ............................................................         45,319,734           20,066,468
                                                                          ---------------------------------------
    Net increase in net assets ........................................        137,806,303           64,339,309
Net assets:
 Beginning of year ....................................................      1,020,356,164          956,016,855
                                                                          ---------------------------------------
 End of year ..........................................................     $1,158,162,467       $1,020,356,164
                                                                          =======================================
Undistributed net investment income included in net assets:
 End of year ..........................................................     $   16,772,639       $   28,186,871
                                                                          =======================================

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND TEMPLETON INTERNATIONAL FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton International Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States. The following summarizes the Fund's significant accounting policies.


a. SECURITY VALUATION:


Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. FOREIGN CURRENCY TRANSLATION:


Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.


c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:


Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.


d. ACCOUNTING ESTIMATES:


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VARIABLE PRODUCTS SERIES FUND


TEMPLETON INTERNATIONAL FUND


Notes to Financial Statements (continued)


2. BENEFICIAL SHARES


The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.


At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:


                                                                      YEAR ENDED DECEMBER 31,
                                                --------------------------------------------------------------------
                                                               1999                               1998
                                                --------------------------------------------------------------------
                                                     SHARES            AMOUNT            SHARES          AMOUNT
CLASS 1 SHARES:                                 --------------------------------------------------------------------

Shares sold ...................................      4,898,075     $   98,598,572       6,749,923    $  142,271,216
Shares issued on reinvestment of distributions       6,924,615        118,133,938       3,071,524        63,887,704
Shares redeemed ...............................    (11,722,543)      (231,530,220)     (8,923,288)     (184,146,823)
                                                --------------------------------------------------------------------
Net increase (decrease) .......................        100,147     $  (14,797,710)        898,159    $   22,012,097
                                                ====================================================================


                                                                       YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------
                                                                1999                               1998
                                                ---------------------------------------------------------------------
                                                     SHARES             AMOUNT            SHARES          AMOUNT
CLASS 2 SHARES:                                 ---------------------------------------------------------------------
Shares sold ...................................     57,320,488    $  1,117,974,227       8,195,067    $  161,830,748
Shares issued on reinvestment of distributions         290,806           4,946,613          69,167         1,435,233
Shares redeemed ...............................    (54,967,087)     (1,077,601,106)     (7,203,053)     (143,199,513)
                                                ---------------------------------------------------------------------
Net increase ..................................      2,644,207    $     45,319,734       1,061,181    $   20,066,468
                                                =====================================================================


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES


Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.


The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:


ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.75%    First $200 million
   0.675%   Over $200 million, up to and including $1.3 billion
   0.60%    Over $1.3 billion


The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:


ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.15%    First $200 million
   0.135%   Over $200 million, up to and including $700 million
   0.10%    Over $700 million, up to and including $1.2 billion
   0.075%   Over $1.2 billion


TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 0.86% and 1.11% of average daily net assets of Class 1 and Class 2 shares, respectively, through December 31, 2000. For the year ended December 31, 1999, no reimbursement was necessary under the agreement.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)


The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.


4. INCOME TAXES


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.


The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:


  Unrealized appreciation .............  $ 339,116,693
  Unrealized depreciation .............    (90,766,496)
                                         -------------
  Net unrealized appreciation .........  $ 248,350,197
                                         =============

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $298,953,559 and $349,592,711, respectively.


6. CREDIT FACILITY


Certain Franklin Templeton Funds, including Templeton International Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.


7. SUBSEQUENT EVENT


On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton International Equity Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON INTERNATIONAL FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton International Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.


/s/PRICEWATERHOUSECOOPERS LLP


Ft. Lauderdale, Florida
January 28, 2000 except for Note 7, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.


None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.


On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON INTERNATIONAL FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $66,672,660 as a capital gain dividend for the fiscal year ended December 31, 1999.

TEMPLETON STOCK FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON STOCK FUND SEEKS CAPITAL GROWTH THROUGH A POLICY OF INVESTING PRIMARILY IN COMMON STOCKS ISSUED BY COMPANIES, LARGE AND SMALL, IN VARIOUS NATIONS THROUGHOUT THE WORLD.
--------------------------------------------------------------------------------

During the 12 months under review, global equity markets provided generally strong results. The U.S. experienced its ninth consecutive year of growth, while many European economies improved, a number of Asian nations rebounded from their recent crises, and most Latin American economies enjoyed an upswing due to increasing commodity prices.


[This chart shows in pie format the geographic distribution of Templeton Stock Fund, based on total net assets as of 12/31/99.]

Europe                                              38.4%
North America                                       24.8%
Asia                                                17.8%
Latin America                                        7.0%
Australia & New Zealand                              5.2%
Fixed-Income Securities                              0.5%
Short-Term Investments & Other Net Assets            6.3%

NORTH AMERICA

In the U.S., employment and consumer confidence reached new highs, raising concerns that inflation might reappear. Rising crude oil prices also contributed to inflation worries during the year and, in an attempt to ward of potential future inflation, the Federal Reserve Board (the Fed) raised short-term interest rates three times in 1999.

This, however, did not seem to deter the U.S. equity market, which rose to new heights by the end of the year. Some of the Fund's holdings, including Motorola, a communication equipment manufacturer, and retailer Home Depot, rose significantly during the period, and we took the opportunity to realize considerable gains by selling our shares of Antec, a telecommunications equipment provider. Because we believed that U.S. stocks were generally overvalued, we remained underweighted in such stocks versus the Morgan Stanley Capital International (MSCI/R/) World Index.

EUROPE

During the reporting period, Europe began to enjoy economic growth as many European exporters appeared to benefit from improving Asian economies. This strength was particularly evident in the Scandinavian region and the United Kingdom. Along with this general economic recovery, many European industries began to participate in a trend toward consolidation. Scandinavian and German banks merged; French pharmaceutical company Rhone-Poulenc and Germany's Hoechst AG combined; and two French giants, Total Fina SA and Societe Elf Aquitaine SA, agreed to consolidate into the world's fourth largest oil company. During the fiscal year, we found European equities increasingly attractive, and we continued to be overweighted in Europe versus the MSCI World Index.

[This chart lists the top 10 countries represented in the Templeton Stock Fund, based on total net assets as of 12/31/99.]


 TOP 10 COUNTRIES
 Templeton Stock Fund
 12/31/99

                        % OF TOTAL
 COUNTRY                NET ASSETS
===================================
   United States          19.7%
   United Kingdom         13.5%
   Japan                   9.5%
   Hong Kong               6.8%
   Netherlands             6.7%
   France                  5.8%
   Australia               4.5%
   Germany                 3.8%
   Brazil                  3.7%
   Canada                  3.1%


ASIA

Asian equity markets, especially Japan's, performed extremely well during the reporting period. Having found several investment opportunities during the financial crises in the region in 1997-1998, we became overweighted in Hong Kong compared to the MSCI World Index. However, the same is not true of Japan, where we were underweighted because we believed share prices of companies there were expensive relative to other companies in the world.

In our opinion, Japanese stock prices rose during 1999 because of an improved outlook for its economy, which has been mired in recession for the past 10 years. However, we believe the obstacle to Japanese recovery is twofold. First, Japan appears to suffer from chronic overcapacity in many industries, causing prices to remain depressed, forcing companies to charge lower prices, and ultimately affecting profitability. Second, Japan is experiencing a lack of consumer spending, probably as a result of employment concerns for most Japanese. Nevertheless, during the year under review, our holdings in Japan's Nippon Telegraph & Telephone and Hong Kong's Hutchison Whampoa Ltd., a large telecommunications and shipping conglomerate, appreciated significantly in value, and we took the opportunity to capture profits by liquidating some shares in our Sony Corp. position.

LATIN AMERICA

During the reporting period, most Latin American economies experienced an upswing which, along with improved commodity prices, appeared to increase investors' confidence in the region. Mexico, which exports oil, and Chile, which exports copper, reaped significant benefits from this pickup in world demand for raw materials. Mexico also benefited from the growth of the U.S. economy, which created a strong U.S. demand for Mexican exports. During the reporting period, the Fund's holdings of Telefonos de Mexico (Telmex) appreciated dramatically.

LOOKING FORWARD

We remain optimistic about long-term prospects for global equity markets and Templeton Stock Fund. However, if inflation re-emerges and the financial markets reach more extreme valuations, then the Fed may aggressively raise interest rates. If U.S. interest rates increase, Latin American economies would likely suffer. In Asia, we believe economies need to grow further to maintain the recent luster in stock markets there. We feel that Hong Kong and South Korean shares have become expensive and would not be surprised to see some setback in Asia in 2000. As always, we will continue to monitor these conditions as we search the globe for undervalued stocks in an effort to benefit the Fund's shareholders.

It is important to remember that foreign securities investments involve special risks including changes in currency values, market price swings, and economic, social, and political developments in the countries where the Fund is invested. Developing markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the prospectus.

We thank you for investing in Templeton Stock Fund and welcome your comments or suggestions.

Sincerely,

/s/MARK R. BEVERIDGE

Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund

This discussion reflects our views, opinions and portfolio holdings as of December 31, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


[This chart lists the top 10 holdings, including industry and country, of the Templeton Stock Fund, based on total net assets as of 12/31/99.]


  TOP 10 HOLDINGS
  Templeton Stock Fund
  12/31/99

  COMPANY,                         % OF TOTAL
  INDUSTRY, COUNTRY                NET ASSETS
----------------------------------------------
   Sony Corp.,
   APPLIANCES & HOUSEHOLD
   DURABLES, JAPAN                    4.2%

   Alcatel SA,
   ELECTRICAL & ELECTRONICS,
   FRANCE                             2.6%

   Nomura Securities
   Co. Ltd.,
   FINANCIAL SERVICES, JAPAN          2.5%

   Koninklijke Philips
   Electronics NV,
   ELECTRICAL & ELECTRONICS,
   NETHERLANDS                        2.4%

   Australia & New Zealand
   Banking Group Ltd.,
   BANKING, AUSTRALIA                 2.0%

   Hutchison Whampoa Ltd.,
   MULTI-INDUSTRY,
   HONG KONG                          1.7%

   Portugal Telecom SA,
   TELECOMMUNICATIONS,
   PORTUGAL                           1.6%

   Home Depot Inc.,
   MERCHANDISING, U.S.                1.5%

   Cheung Kong
   Holdings Ltd,
   MULTI-INDUSTRY, HONG
   KONG                               1.5%

   3Com Corp.,
   DATA PROCESSING &
   REPRODUCTION,
   UNITED STATES                      1.5%

For a complete list of portfolio holdings, please see the Fund's Statement of Investments.

TEMPLETON STOCK FUND
-- CLASS 1


   EXPENSES: Performance reflects the Fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges.

PERFORMANCE SUMMARY AS OF 12/31/99

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT (1/1/90 -- 12/31/99)

The graph below compares the performance of Templeton Stock Fund -- Class 1 and the Morgan Stanley Capital International (MSCI/R/) World Index, including reinvested dividends, and the Consumer Price Index (CPI). The Fund's total return represents the change in value of an investment over the periods shown and assumes reinvestment of dividends and capital gains at net asset value. The MSCI World Index includes approximately 1,450 companies representing the stock markets of 22 countries, including the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The CPI is a commonly used measure of inflation. The Fund's performance differs from an index's because an index is not managed, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio. The indexes' sources are MSCI and Standard & Poor's/R/ Micropal (U.S. Bureau of Labor Statistics).


[The following line graph compares the performance of the Templeton Stock Fund-Class 1 to that of the Morgan Stanley Capital International World Index and the Consumer Price Index, based on a $10,000 investment from 1/1/90 - 12/31/99.]

                     Templeton          MSCI World                      CPI
                  Stock Fund -
                       Class I
                ------------------------------------------------------------
     01/01/1990        $10,000             $10,000                  $10,000
     01/31/1990         $9,634              $9,535                  $10,103
     02/28/1990         $9,694              $9,127                  $10,150
     03/31/1990         $9,866              $8,578                  $10,206
     04/30/1990         $9,493              $8,456                  $10,223
     05/31/1990        $10,213              $9,348                  $10,246
     06/30/1990        $10,221              $9,283                  $10,301
     07/31/1990        $10,221              $9,369                  $10,341
     08/31/1990         $9,484              $8,493                  $10,436
     09/30/1990         $8,617              $7,599                  $10,523
     10/31/1990         $8,505              $8,310                  $10,587
     11/30/1990         $8,765              $8,175                  $10,610
     12/31/1990         $8,912              $8,348                  $10,610
     01/31/1991         $9,398              $8,655                  $10,674
     02/28/1991        $10,030              $9,458                  $10,690
     03/31/1991         $9,961              $9,181                  $10,706
     04/30/1991         $9,970              $9,254                  $10,722
     05/31/1991        $10,291              $9,465                  $10,754
     06/30/1991         $9,765              $8,882                  $10,785
     07/31/1991        $10,354              $9,303                  $10,801
     08/31/1991        $10,505              $9,275                  $10,832
     09/30/1991        $10,595              $9,520                  $10,880
     10/31/1991        $10,728              $9,676                  $10,896
     11/30/1991        $10,434              $9,256                  $10,928
     12/31/1991        $11,344              $9,932                  $10,936
     01/31/1992        $11,379              $9,750                  $10,952
     02/29/1992        $11,745              $9,583                  $10,992
     03/31/1992        $11,505              $9,133                  $11,048
     04/30/1992        $11,887              $9,262                  $11,063
     05/31/1992        $12,325              $9,632                  $11,079
     06/30/1992        $12,024              $9,311                  $11,118
     07/31/1992        $12,051              $9,336                  $11,142
     08/31/1992        $11,796              $9,565                  $11,173
     09/30/1992        $11,805              $9,479                  $11,204
     10/31/1992        $11,696              $9,225                  $11,243
     11/30/1992        $11,906              $9,391                  $11,259
     12/31/1992        $12,152              $9,469                  $11,251
     01/31/1993        $12,316              $9,502                  $11,306
     02/28/1993        $12,598              $9,729                  $11,346
     03/31/1993        $13,005             $10,295                  $11,386
     04/30/1993        $13,209             $10,774                  $11,418
     05/31/1993        $13,627             $11,024                  $11,434
     06/30/1993        $13,701             $10,933                  $11,450
     07/31/1993        $13,906             $11,160                  $11,450
     08/31/1993        $14,816             $11,674                  $11,482
     09/30/1993        $14,928             $11,460                  $11,506
     10/31/1993        $15,559             $11,777                  $11,553
     11/30/1993        $15,169             $11,113                  $11,561
     12/31/1993        $16,284             $11,659                  $11,561
     01/31/1994        $17,185             $12,430                  $11,592
     02/28/1994        $16,572             $12,271                  $11,632
     03/31/1994        $15,803             $11,744                  $11,671
     04/30/1994        $16,048             $12,109                  $11,688
     05/31/1994        $16,264             $12,142                  $11,696
     06/30/1994        $15,794             $12,111                  $11,736
     07/31/1994        $16,593             $12,343                  $11,767
     08/31/1994        $17,195             $12,717                  $11,814
     09/30/1994        $16,668             $12,385                  $11,846
     10/31/1994        $16,837             $12,739                  $11,854
     11/30/1994        $16,123             $12,190                  $11,870
     12/31/1994        $15,925             $12,310                  $11,870
     01/31/1995        $15,728             $12,127                  $11,917
     02/28/1995        $16,203             $12,307                  $11,965
     03/31/1995        $16,490             $12,902                  $12,005
     04/30/1995        $17,122             $13,354                  $12,044
     05/31/1995        $17,763             $13,471                  $12,068
     06/30/1995        $18,174             $13,469                  $12,092
     07/31/1995        $19,074             $14,146                  $12,092
     08/31/1995        $18,873             $13,833                  $12,124
     09/30/1995        $19,409             $14,239                  $12,148
     10/31/1995        $18,969             $14,018                  $12,188
     11/30/1995        $19,418             $14,507                  $12,180
     12/31/1995        $19,945             $14,934                  $12,171
     01/31/1996        $20,337             $15,206                  $12,243
     02/29/1996        $20,671             $15,301                  $12,282
     03/31/1996        $21,109             $15,559                  $12,346
     04/30/1996        $21,568             $15,928                  $12,394
     05/31/1996        $21,888             $15,944                  $12,418
     06/30/1996        $22,048             $16,028                  $12,425
     07/31/1996        $21,109             $15,465                  $12,449
     08/31/1996        $21,845             $15,646                  $12,472
     09/30/1996        $22,368             $16,261                  $12,512
     10/31/1996        $22,710             $16,377                  $12,552
     11/30/1996        $23,916             $17,298                  $12,576
     12/31/1996        $24,417             $17,024                  $12,576
     01/31/1997        $25,442             $17,231                  $12,616
     02/28/1997        $25,351             $17,433                  $12,655
     03/31/1997        $25,481             $17,091                  $12,687
     04/30/1997        $25,339             $17,653                  $12,702
     05/31/1997        $26,576             $18,746                  $12,695
     06/30/1997        $28,013             $19,683                  $12,710
     07/31/1997        $29,344             $20,593                  $12,725
     08/31/1997        $27,683             $19,219                  $12,749
     09/30/1997        $30,051             $20,265                  $12,781
     10/31/1997        $27,377             $19,202                  $12,813
     11/30/1997        $27,094             $19,545                  $12,806
     12/31/1997        $27,318             $19,786                  $12,790
     01/31/1998        $27,012             $20,341                  $12,814
     02/28/1998        $28,861             $21,720                  $12,839
     03/31/1998        $30,773             $22,640                  $12,863
     04/30/1998        $31,009             $22,865                  $12,886
     05/31/1998        $30,576             $22,582                  $12,910
     06/30/1998        $30,222             $23,121                  $12,925
     07/31/1998        $30,169             $23,087                  $12,941
     08/31/1998        $24,524             $20,012                  $12,956
     09/30/1998        $23,868             $20,369                  $12,972
     10/31/1998        $26,060             $22,214                  $13,003
     11/30/1998        $27,793             $23,539                  $13,003
     12/31/1998        $27,662             $24,693                  $12,995
     01/31/1999        $27,806             $25,237                  $13,026
     02/28/1999        $27,045             $24,568                  $13,042
     03/31/1999        $28,170             $25,595                  $13,081
     04/30/1999        $30,879             $26,608                  $13,176
     05/31/1999        $29,634             $25,639                  $13,176
     06/30/1999        $31,157             $26,838                  $13,176
     07/31/1999        $31,142             $26,762                  $13,216
     08/31/1999        $30,996             $26,718                  $13,248
     09/30/1999        $30,425             $26,463                  $13,311
     10/31/1999        $31,274             $27,842                  $13,335
     11/30/1999        $33,119             $28,628                  $13,343
     12/31/1999        $35,710             $30,950                  $13,343



The historical performance figures shown pertain only to the Fund's Class 1 shares.


              Past performance does not guarantee future results.

PERFORMANCE

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.


 Templeton Stock Fund -- Class 1
 Periods ended 12/31/99
                                                                                                  SINCE
                                                                                                INCEPTION
                                                      1-YEAR          5-YEAR        10-YEAR     (8/31/88)
-----------------------------------------------------------------------------------------------------------
 Cumulative Total Return                             29.10%         124.23%        257.10%       320.39%
 Average Annual Total Return                         29.10%          17.53%         13.58%        13.49%
 Value of $10,000 Investment                    $   12,910     $    22,423     $   35,710     $  42,039
                                   12/31/95       12/31/96        12/31/97       12/31/98      12/31/99
--------------------------------------------------------------------------------------------------------
 One-Year Total Return             25.24%            22.48%          11.88%          1.26%        29.10%


TEMPLETON STOCK FUND
-- CLASS 1


Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.


               Past performance does not guarantee future results.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Financial Highlights


                                                                                 CLASS 1
                                                -------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------------------------------
                                                 1999/dagger/        1998           1997           1996           1995
                                                -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..........     $  21.07         $ 23.19        $ 22.88        $ 20.83       $ 16.94
                                                -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .21             .39            .47            .41           .40
 Net realized and unrealized gains ..........         5.22             .04           2.11           3.88          3.80
                                                -------------------------------------------------------------------------
Total from investment operations ............         5.43             .43           2.58           4.29          4.20
                                                -------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (  .37)         (  .49)        (  .40)        (  .40)       (  .27)
 Net realized gains .........................       ( 1.74)         ( 2.06)        ( 1.87)        ( 1.84)       (  .04)
                                                -------------------------------------------------------------------------
Total distributions .........................       ( 2.11)         ( 2.55)        ( 2.27)        ( 2.24)       (  .31)
                                                -------------------------------------------------------------------------
Net asset value, end of year ................     $  24.39         $ 21.07        $ 23.19        $ 22.88       $ 20.83
                                                =========================================================================
Total Return* ...............................        29.10%           1.26%         11.88%         22.48%        25.24%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $641,849        $646,865       $732,248       $644,366      $498,777
Ratios to average net assets:
 Expenses ...................................          .85%            .89%           .81%           .65%          .66%
 Net investment income ......................          .99%           1.65%          2.05%          2.06%         2.18%
Portfolio turnover rate .....................        45.63%          37.27%         25.82%         23.40%        33.93%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. /dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Financial Highlights (continued)


                                                                              CLASS 2
                                                        ----------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                                                         1999/dagger//dagger/        1998       1997/dagger/
                                                        ----------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year ..................         $ 20.99             $ 23.15       $ 21.62
                                                        ----------------------------------------------------
Income from investment operations:
 Net investment income ..............................             .13                 .40           .06
 Net realized and unrealized gains (losses) .........            5.23              (  .03)         1.47
                                                        ----------------------------------------------------
Total from investment operations ....................            5.36                 .37          1.53
                                                        ----------------------------------------------------
Less distributions from:
 Net investment income ..............................          (  .32)             (  .47)           --
 Net realized gains .................................          ( 1.74)             ( 2.06)           --
                                                        ----------------------------------------------------
Total distributions .................................          ( 2.06)             ( 2.53)           --
                                                        ----------------------------------------------------
Net asset value, end of year ........................         $ 24.29             $ 20.99       $ 23.15
                                                        ====================================================
Total Return* .......................................           28.79%                .99%         7.08%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .....................         $47,741             $25,593      $ 16,414
Ratios to average net assets:
 Expenses ...........................................            1.10%               1.14%         1.14%**
 Net investment income ..............................             .62%               1.37%          .75%**
Portfolio turnover rate .............................           45.63%              37.27%        25.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999


                                                                   COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 89.0%
     AEROSPACE & MILITARY TECHNOLOGY 4.1%
     BAE Systems PLC ......................................    United Kingdom        71,043      $   470,160
     Boeing Co. ...........................................     United States       182,500        7,585,156
     Lockheed Martin Corp. ................................     United States       330,700        7,234,063
     Raytheon Co., A ......................................     United States       240,730        5,973,113
     Rolls-Royce PLC ......................................    United Kingdom     1,986,100        6,852,827
                                                                                                 -----------
                                                                                                  28,115,319
                                                                                                 -----------
     APPLIANCES & HOUSEHOLD DURABLES 4.4%
     Guangdong Kelon Electrical Holdings Ltd., H ..........         China         1,123,000          852,345
     Sony Corp. ...........................................         Japan            98,800       29,296,276
                                                                                                 -----------
                                                                                                  30,148,621
                                                                                                 -----------
     AUTOMOBILES 3.3%
     Fiat SpA .............................................         Italy           130,768        3,732,279
     Ford Motor Co. .......................................     United States       117,000        6,252,187
     Volkswagen AG ........................................        Germany          102,400        5,773,080
     Volvo AB, B ..........................................        Sweden           269,200        6,963,433
                                                                                                 -----------
                                                                                                  22,720,979
                                                                                                 -----------
     BANKING 6.6%
     Australia & New Zealand Banking Group Ltd. ...........       Australia       1,936,200       14,085,222
    *Banca Nazionale del Lavoro SpA .......................         Italy         1,781,960        5,920,133
     Bank Austria AG ......................................        Austria           84,650        4,772,375
     Banque Nationale de Paris ............................        France            62,054        5,722,487
     Deutsche Bank AG, Br. ................................        Germany          100,700        8,520,925
     HSBC Holdings PLC ....................................       Hong Kong         460,212        6,453,092
                                                                                                 -----------
                                                                                                  45,474,234
                                                                                                 -----------
     BROADCASTING & PUBLISHING 2.5%
    *Gartner Group Inc., B ................................     United States       224,400        3,099,525
     Television Broadcasts Ltd. ...........................       Hong Kong       1,023,000        6,974,850
     Wolters Kluwer NV ....................................      Netherlands        215,100        7,276,110
                                                                                                 -----------
                                                                                                  17,350,485
                                                                                                 -----------
     BUSINESS & PUBLIC SERVICES 1.4%
     Kurita Water Industries Ltd. .........................         Japan           604,000        9,599,217
                                                                                                 -----------
     CHEMICALS 2.3%
     Akzo Nobel NV ........................................      Netherlands        195,200        9,786,530
     BASF AG ..............................................        Germany          112,300        5,867,683
                                                                                                 -----------
                                                                                                  15,654,213
                                                                                                 -----------
     DATA PROCESSING & REPRODUCTION 2.4%
    *3Com Corp. ...........................................     United States       215,800       10,142,600
    *Newbridge Networks Corp. .............................        Canada           274,200        6,186,638
                                                                                                 -----------
                                                                                                  16,329,238
                                                                                                 -----------
     ELECTRICAL & ELECTRONICS 6.2%
     Alcatel SA ...........................................        France            78,835       18,095,621
     Koninklijke Philips Electronics NV ...................      Netherlands        121,532       16,517,487
     Motorola Inc. ........................................     United States        53,100        7,818,975
                                                                                                 -----------
                                                                                                  42,432,083
                                                                                                 -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                         COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ELECTRONIC COMPONENTS & INSTRUMENTS 3.7%
    *Agilent Technologies Inc. ..................     United States        80,200      $  6,200,462
     Hewlett-Packard Co. ........................     United States        85,000         9,684,688
     Intel Corp. ................................     United States       121,400         9,992,738
                                                                                       ------------
                                                                                         25,877,888
                                                                                       ------------
     ENERGY EQUIPMENT & SERVICES .4%
     TransCanada PipeLines Ltd. .................        Canada           323,900         2,800,159
                                                                                       ------------
     ENERGY SOURCES 3.4%
     Burlington Resources Inc. ..................     United States       213,400         7,055,537
     Occidental Petroleum Corp. .................     United States       323,100         6,987,038
     Perez Companc SA, B ........................       Argentina         415,400         2,127,146
     Shell Transport & Trading Co. PLC ..........    United Kingdom       866,800         7,203,838
                                                                                       ------------
                                                                                         23,373,559
                                                                                       ------------
     FINANCIAL SERVICES 6.2%
     AXA SA .....................................        France            46,391         6,463,822
     ING Groep NV ...............................      Netherlands        157,637         9,512,496
     Lend Lease Corp. Ltd. ......................       Australia         485,500         6,801,711
     Mutual Risk Management Ltd. ................        Bermuda          174,500         2,933,781
     Nomura Securities Co. Ltd. .................         Japan           960,000        17,333,268
                                                                                       ------------
                                                                                         43,045,078
                                                                                       ------------
     FOOD & HOUSEHOLD PRODUCTS .8%
     Archer-Daniels-Midland Co. .................     United States       455,878         5,556,013
                                                                                       ------------
     FOREST PRODUCTS & PAPER .7%
    *Asia Pulp & Paper Co. Ltd., ADR ............       Indonesia         423,500         3,335,062
     Carter Holt Harvey Ltd. ....................      New Zealand      1,155,252         1,509,045
                                                                                       ------------
                                                                                          4,844,107
                                                                                       ------------
     HEALTH & PERSONAL CARE 4.8%
     Astrazeneca PLC, fgn. ......................    United Kingdom       152,291         6,446,180
     Aventis SA .................................        France           170,002         9,875,280
     Medeva PLC .................................    United Kingdom     2,761,300         7,854,111
     Nycomed Amersham PLC .......................    United Kingdom       791,920         4,932,511
    *Skyepharma PLC .............................    United Kingdom     4,859,873         3,789,597
                                                                                       ------------
                                                                                         32,897,679
                                                                                       ------------
     INDUSTRIAL COMPONENTS 1.9%
     Goodyear Tire & Rubber Co. .................     United States        99,000         2,790,563
     Granges AB .................................        Sweden           379,525         7,920,716
     Yamato Kogyo Co. Ltd. ......................         Japan           539,000         2,431,658
                                                                                       ------------
                                                                                         13,142,937
                                                                                       ------------
     INSURANCE 5.4%
     Ace Ltd. ...................................        Bermuda          176,500         2,945,344
     Allstate Corp. .............................     United States       242,700         5,824,800
     Partnerre Ltd. .............................        Bermuda           84,100         2,727,994
     ReliaStar Financial Corp. ..................     United States       204,700         8,021,681
     Torchmark Corp. ............................     United States       113,400         3,295,688
     XL Capital Ltd., A .........................        Bermuda           92,100         4,777,688
     Zurich Allied PLC ..........................    United Kingdom       826,000         9,798,213
                                                                                       ------------
                                                                                         37,391,408
                                                                                       ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                           COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MACHINERY & ENGINEERING 1.8%
     CNH Global NV ................................................      Netherlands        259,400      $  3,453,262
     Invensys PLC .................................................    United Kingdom     1,621,958         8,728,801
                                                                                                         ------------
                                                                                                           12,182,063
                                                                                                         ------------
     MERCHANDISING 3.3%
     Home Depot Inc. ..............................................     United States       154,200        10,572,338
     Marks & Spencer PLC ..........................................    United Kingdom     1,644,100         7,818,356
     Safeway PLC ..................................................    United Kingdom     1,305,220         4,492,976
                                                                                                         ------------
                                                                                                           22,883,670
                                                                                                         ------------
     METALS & MINING 1.4%
     AK Steel Holding Corp. .......................................     United States       195,400         3,688,175
     Barrick Gold Corp. ...........................................        Canada           348,800         6,169,400
                                                                                                         ------------
                                                                                                            9,857,575
                                                                                                         ------------
     MULTI-INDUSTRY 5.3%
     Cheung Kong Holdings Ltd. ....................................       Hong Kong         815,000        10,353,284
     Cheung Kong Infrastructure Holdings Ltd. .....................       Hong Kong         963,000         1,858,236
    *DESC SA de CV DESC, B ........................................        Mexico         5,237,300         4,311,445
    *DESC SA de CV DESC, C ........................................        Mexico         2,671,800         2,227,675
     Hutchison Whampoa Ltd. .......................................       Hong Kong         802,100        11,659,780
     Swire Pacific Ltd., A ........................................       Hong Kong       1,042,000         6,152,673
                                                                                                         ------------
                                                                                                           36,563,093
                                                                                                         ------------
     REAL ESTATE .4%
     National Health Investors Inc. ...............................     United States       187,700         2,792,038
                                                                                                         ------------
     TELECOMMUNICATIONS 7.1%
     Cia de Telecomunicaciones de Chile SA, ADR ...................         Chile           117,300         2,140,725
     Korea Telecom Corp., ADR .....................................      South Korea         88,900         6,645,275
     Nippon Telegraph & Telephone Corp. ...........................         Japan               390         6,679,062
     Portugal Telecom SA ..........................................       Portugal          976,500        10,705,814
     Telecom Corp. of New Zealand Ltd. ............................      New Zealand        745,000         3,503,354
     Telecom Italia SpA, di Risp ..................................         Italy           476,400         6,690,607
     Telecomunicacoes Brasileiras SA (Telebras), ADR ..............        Brazil            41,800         5,371,300
     Telefonos de Mexico SA (Telmex), L, ADR ......................        Mexico            65,900         7,413,750
                                                                                                         ------------
                                                                                                           49,149,887
                                                                                                         ------------
     TRANSPORTATION 3.5%
     British Airways PLC ..........................................    United Kingdom       928,000         6,043,991
     Burlington Northern Santa Fe Corp. ...........................     United States       223,700         5,424,725
     Canadian National Railway Co. ................................        Canada           227,600         6,013,085
     Firstgroup PLC ...............................................    United Kingdom       425,500         1,667,562
     Peninsular & Oriental Steam Navigation Co. ...................    United Kingdom       294,200         4,887,722
                                                                                                         ------------
                                                                                                           24,037,085
                                                                                                         ------------
     UTILITIES ELECTRICAL & GAS 5.7%
     Centrais Eletricas Brasileiras SA (Eletrobras), ADR ..........        Brazil           514,400         5,625,221
     CLP Holdings Ltd. ............................................       Hong Kong         697,500         3,212,260
     Evn AG .......................................................        Austria           32,995         4,982,634
     Iberdrola SA, Br. ............................................         Spain           486,500         6,739,394
     National Power PLC ...........................................    United Kingdom     1,054,800         6,068,633
     Thames Water Group PLC .......................................    United Kingdom       500,300         6,173,199
     Veba AG ......................................................        Germany          129,600         6,327,998
                                                                                                         ------------
                                                                                                           39,129,339
                                                                                                         ------------
     TOTAL COMMON STOCKS (COST $466,374,382).......................                                       613,347,967
                                                                                                         ------------

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 1999 (CONT.)


                                                                                      COUNTRY           SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
     PREFERRED STOCKS 4.2%
     Banco Itau SA, pfd. .......................................................        Brazil         63,094,000    $  5,413,546
     Embotelladora Andina SA, B, ADR, pfd. .....................................        Chile             302,900       4,429,912
     News Corp. Ltd., pfd. .....................................................      Australia         1,177,909      10,091,524
     Petroleo Brasileiro SA (Petrobras), pfd. ..................................        Brazil         15,747,000       4,009,754
    *Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....................        Brazil             41,800             652
     Telecomunicacoes de Sao Paulo SA, ADR, pfd. ...............................        Brazil            205,300       5,017,019
                                                                                                                     ------------
     TOTAL PREFERRED STOCKS (COST $22,497,583)..................................                                       28,962,407
                                                                                                                     ------------
                                                                                                       PRINCIPAL
                                                                                                       AMOUNT**
                                                                                                       ---------
     BONDS (COST $3,911,844) .5%
     AXA SA, cvt., 144A, 2.50%, 1/01/14 ........................................        France          3,445,200 EUR   3,512,231
                                                                                                                     ------------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $492,783,809).........                                      645,822,605
                                                                                                                     ------------
  (a)REPURCHASE AGREEMENTS 6.3%
     Barclays Bank PLC, 3.00%, 1/03/00 (Maturity Value $14,003,500)
      Collaterized by U.S. Treasury Notes and Bonds ............................    United States      14,000,000      14,000,000
     Morgan Stanley Group Inc., 3.00%, 1/03/00 (Maturity Value $29,594,397)
      Collaterized by U.S. Treasury Notes and Bonds ............................    United States      29,587,000      29,587,000
                                                                                                                     ------------
     TOTAL REPURCHASE AGREEMENTS (COST $43,587,000).............................                                       43,587,000
                                                                                                                     ------------
     TOTAL INVESTMENTS (COST $536,370,809) 100.0%...............................                                      689,409,605
     OTHER ASSETS, LESS LIABILITIES ............................................                                          180,068
                                                                                                                     ------------
     TOTAL NET ASSETS 100.0% ...................................................                                     $689,589,673
                                                                                                                     ============


CURRENCY ABBREVIATION:
EUR--European Unit


*NON-INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(a)AT DECEMBER 31, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
 Investments in securities, at value (cost $492,783,809)............................     $ 645,822,605
 Repurchase agreements, at value and cost ..........................................        43,587,000
 Receivables:
  Investment securities sold .......................................................        34,682,380
  Fund shares sold .................................................................            22,452
  Dividends and interest ...........................................................         1,437,543
                                                                                         -------------
   Total assets ....................................................................       725,551,980
                                                                                         -------------
Liabilities:
 Payables:
  Investment securities purchased ..................................................           510,791
  Fund shares redeemed .............................................................           563,320
  To affiliates ....................................................................           467,340
 Funds advanced by custodian .......................................................        34,138,994
 Accrued expenses ..................................................................           281,862
                                                                                         -------------
   Total liabilities ...............................................................        35,962,307
                                                                                         -------------
Net assets, at value ...............................................................     $ 689,589,673
                                                                                         =============
Net assets consist of:
 Undistributed net investment income ...............................................     $   5,470,586
 Net unrealized appreciation .......................................................       153,038,796
 Accumulated net realized gain .....................................................       109,151,709
 Beneficial shares .................................................................       421,928,582
                                                                                         -------------
Net assets, at value ...............................................................     $ 689,589,673
                                                                                         =============
CLASS 1:
 Net asset value per share ($641,848,812 /divided by/ 26,312,122 shares outstanding)     $       24.39
                                                                                         =============
CLASS 2:
 Net asset value per share ($47,740,861 /divided by/ 1,965,579 shares outstanding)..     $       24.29
                                                                                         =============


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999


Investment Income:
 (net of foreign taxes of $1,032,325)
 Dividends ...................................................    $ 11,337,859
 Interest ....................................................         406,650
                                                                  ------------
   Total investment income ...................................                     $ 11,744,509
Expenses:
 Management fees (Note 4) ....................................       4,458,962
 Administrative fees (Note 4) ................................         616,251
 Distribution fees - Class 2 (Note 4) ........................          77,935
 Custodian fees ..............................................         137,300
 Reports to shareholders .....................................         151,300
 Professional fees ...........................................          68,500
 Trustees' fees and expenses .................................             400
 Other .......................................................           1,182
                                                                  ------------
   Total expenses ............................................                        5,511,830
                                                                                   ------------
    Net investment income ....................................                        6,232,679
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................     113,535,358
  Foreign currency transactions ..............................        (992,164)
                                                                  ------------
   Net realized gain .........................................                      112,543,194
   Net unrealized appreciation on investments ................                       45,757,412
                                                                                   ------------
Net realized and unrealized gain .............................                      158,300,606
                                                                                   ------------
Net increase in net assets resulting from operations .........                     $164,533,285
                                                                                   ============

                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Financial Statements (continued)


STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                                1999               1998
                                                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................    $    6,232,679     $  12,029,676
  Net realized gain from investments and foreign currency transactions        112,543,194        47,568,957
  Net unrealized appreciation (depreciation) on investments ...........        45,757,412       (47,396,839)
                                                                          -----------------------------------
   Net increase in net assets resulting from operations ...............       164,533,285        12,201,794
Distributions to shareholders from:
 Net investment income: ...............................................
  Class 1 .............................................................       (10,783,247)      (15,083,722)
  Class 2 .............................................................          (372,246)         (357,002)
 Net realized gains:
  Class 1 .............................................................       (49,890,491)      (63,413,199)
  Class 2 .............................................................        (1,972,049)       (1,560,086)
Fund share transactions (Note 3):
  Class 1 .............................................................      (100,093,706)      (19,220,136)
  Class 2 .............................................................        15,710,115        11,228,384
                                                                          -----------------------------------
   Net increase (decrease) in net assets ..............................        17,131,661       (76,203,967)
Net assets:
 Beginning of year ....................................................       672,458,012       748,661,979
                                                                          -----------------------------------
 End of year ..........................................................    $  689,589,673     $ 672,458,012
                                                                          ===================================
Undistributed net investment income included in net assets:
 End of year ..........................................................    $    5,470,586     $  11,403,074
                                                                          ===================================


                       See Notes to Financial Statements.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.


The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.


Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.


Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.


Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (continued)

2. MERGER OF TEMPLETON VARIABLE ANNUITY FUND

On May 8, 1998, the Fund acquired all of the net assets of Templeton Variable Annuity Fund (Variable Annuity Fund) pursuant to a plan of reorganization approved by Variable Annuity Fund's shareholders. The merger was accomplished by a tax-free exchange of 699,965 Class 1 shares of the Fund (valued at $23.84 per share) for the net assets of the Variable Annuity Fund which aggregated $16,687,175, including $4,980,981 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $839,071,006.

3. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At December 31, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------------------
                                                                1999                               1998
                                                ----------------------------------------------------------------------
                                                     SHARES             AMOUNT            SHARES           AMOUNT
CLASS 1 SHARES:                                 ----------------------------------------------------------------------
Shares sold ...................................      3,853,882     $    81,887,246       1,862,209    $   34,187,929
Shares issued on reinvestment of distributions       3,313,694          60,673,738       3,523,201        78,496,920
Shares issued on merger .......................             --                  --         699,965        16,687,175
Shares redeemed ...............................    (11,555,092)       (242,654,690)     (6,963,562)     (148,592,160)
                                                ----------------------------------------------------------------------
Net decrease ..................................     (4,387,516)    $  (100,093,706)       (878,187)   $  (19,220,136)
                                                ======================================================================

                                                                 YEAR ENDED DECEMBER 31,
                                                ----------------------------------------------------------
                                                            1999                          1998
                                                ----------------------------------------------------------
                                                    SHARES         AMOUNT        SHARES         AMOUNT
CLASS 2 SHARES:                                 ----------------------------------------------------------
Shares sold ...................................     912,104    $ 19,443,978      641,741    $ 14,204,072
Shares issued on reinvestment of distributions      128,314       2,344,295       86,200       1,917,088
Shares redeemed ...............................    (294,245)     (6,078,158)    (217,530)     (4,892,776)
                                                ----------------------------------------------------------
Net increase ..................................     746,173    $ 15,710,115      510,411    $ 11,228,384
                                                ==========================================================

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager, and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.75%    First $200 million
   0.675%   Over $200 million, up to and including $1.3 billion
   0.60%    Over $1.3 billion

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:


ANNUALIZED
FEE RATE    AVERAGE DAILY NET ASSETS
----------------------------------------------------------------
   0.15%    First $200 million
   0.135%   Over $200 million, up to and including $700 million
   0.10%    Over $700 million, up to and including $1.2 billion
   0.075%   Over $1.2 billion

The Fund reimburses Distributors up to 0.25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.


5. INCOME TAXES


No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.


At December 31, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $537,940,376 was as follows:

  Unrealized appreciation .............   $ 197,659,684
  Unrealized depreciation .............     (46,190,455)
                                          -------------
  Net unrealized appreciation .........   $ 151,469,229
                                          =============

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales.


At December 31, 1999, the Fund has deferred currency losses occurring subsequent to October 31, 1999 of $596,000. For tax purposes, such losses will be reflected in the year ending December 31, 2000.


6. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1999 aggregated $286,049,156 and $471,031,775, respectively.


7. CREDIT FACILITY


Certain Franklin Templeton Funds, including Templeton Stock Fund, are participants in a $750 million senior unsecured credit agreement for temporary borrowing purposes. The termination date of the agreement is March 1, 2000. Interest is calculated on the Fund's borrowings at market rates. At December 31, 1999, the Fund had not utilized this credit facility.


8. SUBSEQUENT EVENT


On February 8, 2000, shareholders approved a proposal to merge the Fund into Franklin Templeton Variable Insurance Products Trust Templeton Global Growth Fund.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

INDEPENDENT AUDITOR'S REPORT

To the Board of Trustees and Shareholders of Templeton Variable Products Series Fund

In our opinion, the accompanying statement of asset and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Stock Fund, series of Templeton Variable Products Series Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended December 31, 1998, including the financial highlights for each of the four years in the period then ended were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP


Ft. Lauderdale, Florida
January 28, 2000 except for Note 8, as to which the date is February 8, 2000.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

CHANGE IN INDEPENDENT AUDITOR

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of the Fund. McGladrey resigned pursuant to their agreement to sell their investment company practice to PricewaterhouseCoopers LLP (PwC). The McGladrey partners and professionals previously serving the Fund, have joined PwC and performed the December 31, 1999 audit.


None of the reports of McGladrey on the financial statements of the Fund, including those of the past two fiscal years have ever contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


During the period McGladrey served the Fund, including the two most recent fiscal years and subsequent interim period, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report.


On October 21, 1999, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditors.

TEMPLETON VARIABLE PRODUCTS SERIES FUND
TEMPLETON STOCK FUND

Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $88,455,613 as a capital gain dividend for the fiscal year ended December 31, 1999.


Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 11.63% of ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 1999.

REPORT OF SPECIAL MEETING
OF SHAREHOLDERS


At a Special Meeting on February 8, 2000, the shareholders of Templeton Variable Products Series Fund (TVP) approved an Agreement and Plan of Reorganization (Reorganization) pursuant to which each TVP fund will merge with the similar, corresponding fund of the Franklin Templeton Variable Insurance Products Trust (VIP), to be effective as of May 1, 2000. The Reorganization provides that TVP shareholders will receive VIP shares equal in value to their current TVP shares.

In addition, at a Special Meeting of shareholders of Templeton Developing Markets Equity, Templeton Global Asset Allocation, and Templeton International Equity Funds, each a series of VIP, shareholders approved new investment advisory agreements and changes to, and elimination of, certain of the fundamental investment restrictions of each series, to be effective as of May 1, 2000.

The VIP Board of Trustees approved name changes for several of the combined TVP/VIP funds which will also take effect, as of May 1, 2000.


                                                NEW VIP COMBINED FUND NAME
YOUR CURRENT TVP FUND NAME                      AS OF MAY 1, 2000
---------------------------------------------------------------------------------------------
 Franklin Strategic Income Investments Fund     Franklin Strategic Income Securities Fund
 Templeton Asset Allocation Fund                Templeton Asset Strategy Fund
 Templeton Developing Markets Fund              Templeton Developing Markets Securities Fund
 Templeton International Fund                   Templeton International Securities Fund

At the Special Meeting of Shareholders of each series of Templeton Variable Products Series Fund (TVP) held on February 8, 2000, shareholders voted as follows:

1. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin Large Cap Growth Investments Fund and the Franklin Large Cap Growth Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust:



                      Shares         % of       Shares      % of        Shares         % of
     Shares           Voted         Shares      Voted      Shares      Voted to       Shares
      Voted            For           Voted     Against     Voted        Abstain       Voted
---------------- --------------- ------------ --------- ----------- -------------- -----------
   88,108.591      82,549.531      93.691%     0.000      0.000%      5,559.060      6.309%

2. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin Small Cap Investments Fund and the Franklin Small Cap Fund, a series of the Franklin Templeton Variable Insurance Products Trust:


                          Shares           % of          Shares         % of         Shares          % of
       Shares              Voted          Shares         Voted         Shares       Voted to        Shares
       Voted                For            Voted        Against        Voted         Abstain        Voted
------------------- ------------------ ------------ --------------- ----------- ---------------- -----------
   3,910,681.268      3,676,403.633       94.009%     44,760.236      1.145%      189,517.399      4.846%

3. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin S&P 500 Index Fund and the Franklin S&P 500 Index Fund, a series of the Franklin Templeton Variable Insurance Products Trust:


                       Shares          % of          Shares         % of         Shares         % of
      Shares            Voted         Shares         Voted         Shares       Voted to       Shares
      Voted              For           Voted        Against        Voted        Abstain        Voted
----------------- ---------------- ------------ --------------- ----------- --------------- -----------
   666,529.442      627,225.217      94.103%      13,207.807      1.982%      26,096.418      3.915%

4. Regarding the approval of the Agreement and Plan of Reorganization between the Franklin Strategic Income Investments Fund and the Franklin Strategic Income Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust:


                       Shares          % of       Shares      % of        Shares         % of
      Shares            Voted         Shares      Voted      Shares      Voted to       Shares
      Voted              For           Voted     Against     Voted        Abstain       Voted
----------------- ---------------- ------------ --------- ----------- -------------- -----------
   413,690.850      410,740.206      99.287%      0.000     0.000%      2,950.644      0.713%

5. Regarding the approval of the Agreement and Plan of Reorganization between the Mutual Shares Investments Fund and the Mutual Shares Securities Fund, a series of the Franklin Templeton Variable Insurance Products Trust:


                       Shares          % of         Shares         % of         Shares         % of
      Shares            Voted         Shares         Voted        Shares       Voted to       Shares
      Voted              For           Voted        Against       Voted        Abstain        Voted
----------------- ---------------- ------------ -------------- ----------- --------------- -----------
  481,079.686       462,972.399      96.236%      5,433.373      1.130%      12,673.914      2.634%

6. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Asset Allocation Fund and the Templeton Global Asset Allocation Fund, a series of the Franklin Templeton Variable Insurance Products Trust:


                            Shares           % of           Shares           % of          Shares           % of
       Shares               Voted           Shares           Voted          Shares        Voted to         Shares
        Voted                For             Voted          Against         Voted          Abstain         Voted
-------------------- ------------------- ------------ ------------------ ----------- ------------------ -----------
  30,053,798.611       27,094,661.662      90.154%      1,263,049.081      4.202%      1,696,087.868      5.644%

7. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Bond Fund -- Class 1 and the Templeton Global Income Securities Fund -- Class 1, a series of the Franklin Templeton Variable Insurance Products
Trust:


                          Shares           % of          Shares         % of         Shares          % of
       Shares              Voted          Shares         Voted         Shares       Voted to        Shares
       Voted                For            Voted        Against        Voted         Abstain        Voted
------------------- ------------------ ------------ --------------- ----------- ---------------- -----------
  2,085,176.738       1,838,325.020      88.162%      92,878.521      4.454%      153,973.197      7.384%

8. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Bond Fund -- Class 2 and the Templeton Global Income Securities Fund -- Class 2, a series of the Franklin Templeton Variable Insurance Products
Trust:



                      Shares         % of         Shares         % of        Shares         % of
     Shares           Voted         Shares         Voted        Shares      Voted to       Shares
      Voted            For           Voted        Against       Voted        Abstain       Voted
---------------- --------------- ------------ -------------- ----------- -------------- -----------
   50,207.875      44,120.171      87.875%      4,594.020      9.150%      1,493.684      2.975%

 9. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Developing Markets Fund and the Templeton Developing Markets Equity Fund, a series of the Franklin Templeton Variable Insurance Products
Trust:


                            Shares           % of          Shares          % of          Shares           % of
       Shares               Voted           Shares          Voted         Shares        Voted to         Shares
        Voted                For             Voted         Against        Voted          Abstain         Voted
-------------------- ------------------- ------------ ---------------- ----------- ------------------ -----------
  43,104,307.479       38,032,307.453      88.233%      995,683.149      2.310%      4,076,316.877      9.457%

10. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton International Fund and the Templeton International Equity Fund, a series of the Franklin Templeton Variable Insurance Products Trust:


                            Shares           % of           Shares           % of          Shares           % of
       Shares               Voted           Shares           Voted          Shares        Voted to         Shares
        Voted                For             Voted          Against         Voted          Abstain         Voted
-------------------- ------------------- ------------ ------------------ ----------- ------------------ -----------
  50,011,973.703       44,879,630.867      89.738%       1,787,919.242      3.575%      3,344,423.594      6.687%

11. Regarding the approval of the Agreement and Plan of Reorganization between the Templeton Stock Fund and the Templeton Global Growth Fund, a series of the Franklin Templeton Variable Insurance Products Trust:


                            Shares           % of          Shares          % of          Shares           % of
       Shares               Voted           Shares          Voted         Shares        Voted to         Shares
        Voted                For             Voted         Against        Voted          Abstain         Voted
-------------------- ------------------- ------------ ---------------- ----------- ------------------ -----------
  28,354,704.714       25,499,530.878      89.931%      973,896.763      3.434%      1,881,277.073      6.635%

There being no further business to come before the Meeting, upon motion duly made, seconded and carried, the Meeting was adjourned.